Annual Report


                                    [PHOTO]



                                                            July 31, 2001


                         [LOGO] Pacific Capital Funds


Mutual Funds: . Are Not FDIC Insured . Have No Bank Guarantee . May Lose Value

Over the past 12 months investors were reminded that there are two components to investing: risk and return. During the span of recent market volatility, we have reached out to the community of Hawaii through local advertising efforts to reassure investors that market volatility is a normal part of investing and reinforce the merits of diversification.

Just in case you missed them, we have attached some of the more recent communications. We hope you find them educational and informative.

Once again, we thank you for your continued trust and confidence in the Pacific Capital Funds. We pledge our continued commitment to provide you, our shareholder, with innovative and competitive investment opportunities, while adhering to our consistent and disciplined investment principles.

Our Focus

The Pacific Capital fund family includes 12 distinctly different mutual funds to help shareholders construct a well-diversified portfolio that may help achieve their long-term investment objectives despite short-term volatility.

 . New Asia Growth Fund
 . International Stock Fund
 . Small Cap Fund
 . Growth Stock Fund
 . Growth and Income Fund
 . Value Fund
 . Balanced Fund
 . Diversified Fixed Income Fund
 . Short-Intermediate U.S. Treasury Securities Fund
 . Ultra Short Government Fund
 . Tax Free Securities Fund
 . Tax Free Short-Intermediate Securities Fund

                                   [GRAPHIC]

                     No matter what path your life takes,
       we have the mutual funds that may
                              help you get there.


     Do you see your future? Tell us what it looks like. Is there a child's education, a new business venture you'd like to explore, or a secure retirement? Whatever your vision, we have the investments and experts that may help you achieve it.

     We're the Pacific Capital Funds, locally managed by the $12 billion-strong, nationally recognized, Asset Management Group of Bank of Hawaii. We offer a full range of investments, including international, domestic, fixed income and money market funds, designed to assist you in reaching your financial goals.

     So whatever path you take, remember, you don't have to walk it alone. The Pacific Capital Funds will be there to help you every step of the way. Give us a call at 800-392-0443 or log on to boh.com and click "investing."


                                                        [LOGO] BANK OF HAWAII
                                                    ----------------------------
                                                    [LOGO] Pacific Capital Funds

--------------------------------------------------------------------------------
To receive a prospectus which includes more complete information, including fees and ongoing expenses, please call Pacific Century Investment Services, Inc.
(PCIS) at 800-392-0443. PCIS is a subsidiary of Bank of Hawaii, an SEC registered broker-dealer, and a member of NASD and SIPC. Please read the prospectus carefully before investing or sending money.
The Pacific Capital Funds are managed by The Asset Management Group of Bank of Hawaii, who receives fees for such services. BISYS Fund Services, Distributor.

Mutual Funds are: Not FDIC Insured . Have No Bank Guarantee . May Lose Value

                       As seen in Hawaii Business News
                                   July 2001

                                   [GRAPHIC]


For all the stages of life, we
                        have the mutual funds that fit.

With all the changes life brings, you need investment experts who may help you keep a few steps ahead. That's where Pacific Capital Funds fit in. We offer a wide selection of investment choices including international, domestic, tax-free and fixed-income funds all designed to fit your ever changing needs and goals. Pacific Capital Funds are locally managed by the $12 billion strong, nationally recognized, Asset Management Group of Bank of Hawaii. So, unlike Funds managed in New York, you have access to experienced financial professionals, right in your own backyard. So let life keep right on changing. We'll keep on offering you the investments that will fit you like a, well, slipper. Please call us at 800-392-0443 or log on to boh.com and click "investing."

                                                        [LOGO] Bank of Hawaii

                                                    [LOGO] Pacific Capital Funds

--------------------------------------------------------------------------------
To receive a prospectus which includes more complete information, including fees and ongoing expenses, please call Pacific Century Investment Services,Inc.(PCIS) at 800-392-0443. Please read the prospectus carefully before investing or sending money. PCIS is a subsidiary of Bank of Hawaii, an SEC registered broker-dealer, and a member of NASD and SIPC. The Pacific Capital Funds are managed by The Asset Management Group of Bank of Hawaii, who receives fees for such services. BISYS Fund Services, Distributor.

Mutual Funds are: Not FDIC Insured . Have No Bank Guarantee . May Lose Value


                      As seen in the Honolulu Advertiser
                                   July 2001

                                   [GRAPHIC]


                                    31.56%
                                    Small Cap Fund
                                    1-Year Return
                                    as of 6/30/01

                      Talk about an upturn in the market.

                                                 Since
      Pacific Capital    1 Year     2 Year       Inception
      Small Cap Fund*                            (12/1/98)

      NAV/1/              38.87%     17.81%      17.27%
      POP/2/              31.56%     14.68%      14.86%

    * Pacific Capital Small Cap Fund Class A Shares Average Annual Returns as of 6/30/01.
  /1/ NAV represents return at net asset value.
  /2/ POP represents return at maximum 5.25% load.

                                                        [LOGO] Bank of Hawaii
                                                    ----------------------------
                                                    [LOGO] Pacific Capital Funds

 Here's a return that'll bring a smile to your face. Ask your broker about
     Pacific Capital Funds or call Pacific Century Investment Services at
                      800-392-0443 for more information.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. Investment returns and principal value will fluctuate so shares may be worth more or less than the original cost. Total calculations for the Fund include changes in share prices and the reinvestment of dividends and capital gains. Small capitalization companies typically carry additional risks since smaller companies have a higher degree of failure. For a prospectus which includes more complete information including fees and ongoing expenses, please call Pacific Century Investment Services at 800-392-0443. Please read it carefully before investing or sending money. The Pacific Capital Funds are managed by the Asset Management Group of Bank of Hawaii, who receives fees for such services. Shares of the Funds are available through Pacific Century Investment Services, member NASD/SIPC and a brokerage subsidiary of Bank of Hawaii. BISYS Fund Services, Distributor.

    Mutual Funds are: Not FDIC Insured . May Lose Value . No Bank Guarantee

                    As seen in the Honolulu Star Bulletin
                                  August 2001

                               Table of Contents

                             Letter to Shareholders
                                     Page 1

                            Fund Performance Review
                                     Page 4

                      Statements of Assets and Liabilities
                                    Page 28

                            Statements of Operations
                                    Page 31

                      Statements of Changes in Net Assets
                                    Page 34

                       Schedules of Portfolio Investments
                                    Page 38

                         Notes to Financial Statements
                                    Page 67

                              Financial Highlights
                                    Page 81

                         Report of Independent Auditors

 Letter to Shareholders

Dear Shareholders:

The 12-month period from August 1, 2000, through July 31, 2001, was marked by the slowing economy and the Federal Reserve Board's (the "Fed's") active monetary policy. The economic slowdown hurt the financial markets: The Dow Jones Industrial Average/1/ and the Standard & Poor's 500 Index/2/ during the period produced a 0.01% and -14.32% return, respectively.

Money supply growth in the months preceding the period trailed the growth of the Gross Domestic Product (GDP)./3/ The resulting lack of liquidity led to a slowing economy. Now, the reverse is true. The Fed lowered the short-term interest rate six times in the latter half of the period, for a total reduction of 275 basis points. Currently, money supply growth is at a much higher level than GDP growth, and liquidity has increased.

Formerly high valuations in the equity market, particularly for high-tech stocks, have dropped to more reasonable levels during recent months as the economy has slowed and investors have pulled money out of the equity markets. Some growth stocks' valuations have fallen so low that they are attractive from a value standpoint. Corporate earnings fell dramatically during the period as capital spending in many industries decreased, and the technology-heavy Nasdaq Composite Index/4/ produced a -46.19% return during the period.

U.S. firms have generally fared well in domestic markets, but a slowing global economy has hurt overseas performance. Thus, shares of small-cap firms outperformed their larger peers during the period, as smaller companies tended to be less exposed to international economies. Value stocks outperformed growth stocks as investors concerned about weaker-than-expected earnings outlooks prized the stability of value companies' earnings.

In the bond market, yields on short-term issues fell further than yields on long-term fixed-income securities. The yield on the two-year Treasury note recently hit a record low. Money-market balances ballooned during the period as investors focused on the relative safety of short-term fixed-income investments.

Corporate bonds performed poorly during the beginning of the period as investors favored the relative safety of Treasuries. However, the falling interest rate environment convinced investors that an economic recovery was on its way, and helped corporate issues outperform other fixed-income investments during the second half of the period.

Going Forward
We anticipate that a modest economic recovery will occur soon. We believe the series of interest rate cuts made by the Fed should stimulate the economy, as will the recent tax refund.

We feel that during the next 12-months, stocks will outperform fixed-income securities. Domestic demographics favor heavy consumer spending and an increase in money allocated to the security markets during the coming period. The political situation also favors economic growth and the equity markets. We believe the trends of small-cap and value outperformance will continue in the near future, and the technology sector looks especially attractive.

Inflation and long-term interest rates should continue to fall. In the fixed-income market, we will maintain average maturities that are neutral to slightly longer than the Funds' benchmarks to take advantage of falling yields.

The volatile stock market and slowing economic growth during the period from August 1, 2000, to July 31, 2001, illustrates the importance of building and maintaining a diversified investment portfolio of stocks, bonds and cash. Pacific Capital's 12 mutual funds allow shareholders to construct a well-balanced portfolio that can help achieve long-term goals despite short-term market fluctuations.

Thank you for your confidence in the Pacific Capital Funds. If you have any questions or would like a fund prospectus, please contact your registered investment consultant, or call BISYS Fund Services, Distributor, at (800) 258-9232.

Sincerely,

[PHOTO]                                     [PHOTO]


/s/ Walter J. Laskey                        /s/ William J. Barton


Walter J. Laskey
Executive Vice President, Bank of HawaiiWilliam J. Barton
Chairperson, Pacific Capital Funds      Senior Vice President, Manager
                                        The Asset Management Group of Bank of
                                        Hawaii
                                        Pacific Century Trust, a division of
                                        Bank of Hawaii


 Special note from The Asset Management Group: This message and the reports that follow were written prior to the events of September 11, 2001. While it is far too early to assess the impact on the financial sector, we join the nation in extending our sympathies to those who were most deeply affected by the tragedies of that day. It is likely that the horrific terrorist attacks on September 11, 2001 in both New York City and Washington, D.C., will cause far reaching social and business repercussions that will inevitably change the economic landscape. It is difficult to speculate how the possibility of war will affect our nation, however, in the short-run we expect the economy to border on recession-like levels as consumers begin bracing for harder times. The fallout from these tragic events is far reaching--from the airline industry, to leisure destinations, to the shopping malls, to sporting events, and of course Wall Street. That said, as investors, we are shifting our focus to entities that we feel will thrive in this brave new world--continuously seeking out selective opportunities created from this dramatic shift in market psychology. Over time, as conditions become less threatening within our borders and consumers feel more confident to spend and travel, the economy is expected to return to a growth mode. In summary, these are dynamic times and ones that we are monitoring very closely.


/1/ The Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue-chip stocks (the average is computed by adding the prices of the 30 stock splits, stock dividends and substitutions of stocks).
/2/ The Standard and Poor's 500 Stock Index is an unmanaged index generally representative of the broad domestic stock universe.
/3/ The Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. The GDP is made up of consumer and government purchases, private domestic investments and net exports of goods and services.
/4/ The Nasdaq Composite Index is a market capitalization, price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and ADRs.
    Investors cannot invest directly in an index, although they can invest in its underlying securities.

                      [This Page Intentionally Left Blank]

 Pacific Capital Growth Stock Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmarks during the 12-month period ended July 31, 2001?
The Pacific Capital Growth Stock Fund delivered a -30.04% return (for Class A Shares without sales charge) during the 12 months through July 31, 2001. That compared to a -14.32% return for the S&P 500 Stock Index.

What factors affected the Fund's performance during the period?
The U.S. economy slowed sharply during the period, and corporate profit growth weakened significantly, heightening many investors' concerns over future growth prospects. Shares of large, growth-oriented companies that once benefited from a strong economy suffered significant losses. Technology and telecom shares suffered some of the worst losses, although selected issues such as Cisco and Oracle held up relatively well in the later part of this period. The Fed cut short-term interest rates several times in an aggressive effort to boost economic growth.

The technology sector in the Fund was drastically reduced to 26.92% from 43.92% the same time last year. The Fund entered the period with overweightings in healthcare, consumer staples, and financial services, which helped performance. It also shifted from large-cap pharmaceutical to mid-cap healthcare companies with greater growth potential such as Tenet Healthcare and Quest Diagnostic. Still, many stocks ended the period trading at valuations that did not reflect prospects for a turnaround in the economy or earnings.++

What is your outlook for the Fund?
The market was at record levels of exuberance, greed, and risk tolerance in March 2000. Margin balances were at an all time high as investors borrowed to invest in the equity markets. A year later, the market sell off reached an even more extreme level as fear and pessimism took over. A year ago, the Fed was working to drive down potential inflation. Now, monetary policy shifted to provide liquidity for an economic recovery and hopefully, boost the confidence in the stock market. We, therefore, anticipate that the market should climb higher sometime in the later part of this year or earlier part of next year.

++The portfolio composition is subject to change
[PHOTO]

Clyde Powers, CFA Vice President and Portfolio Manager

Mr. Powers serves as Vice President on the Equity Investment Team at The Asset Management Group of Bank of Hawaii. Mr. Powers has 28 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst designation holder. Prior to joining The Asset Management Group of Bank of Hawaii, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in finance from the University of Wisconsin and is a member of the Financial Analysts Federation and Institute of Chartered Financial Analysts.

 Pacific Capital Growth Stock Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund, which seeks long-term growth of principal with a secondary objective of dividend income, primarily invests in shares of large, high-quality companies with two characteristics: above-average growth potential and exposure to large global markets. We seek to invest in such companies when their shares trade at attractive levels relative to their growth prospects. When appropriate, the Fund also may invest in shares of smaller firms that we believe demonstrate the potential for extraordinary growth.

Growth of a $10,000 Investment

                                     [CHART]

                                            Class Y Shares   Standard and Poor's
          Class A Shares*  Class B Shares  (No Sales Charge)   500 Stock Index

7/31/91         9,597          10,000           10,000              10,000
7/31/92        10,558          11,001           11,032              11,276
7/31/93        11,068          11,533           11,592              12,254
7/31/94        11,739          12,232           12,308              12,890
7/31/95        14,135          14,729           14,846              16,248
7/31/96        15,303          15,946           16,116              18,938
7/31/97        22,498          23,444           23,753              28,809
7/31/98        26,904          27,987           28,494              34,382
7/31/99        31,585          32,620           33,544              41,329
7/31/00        45,876          47,017           48,826              45,038
7/31/01        32,095          32,670           34,255              38,585

For performance purposes the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 2001

                                         1 Year          5 Year         10 Year
-------------------------------------------------------------------------------
Class A Shares*                         -32.83%          15.01%          12.37%
-------------------------------------------------------------------------------
Class B Shares**                        -32.56%          15.33%          12.57%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)        -29.84%          16.28%          13.10%
-------------------------------------------------------------------------------

 * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
   CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Growth Stock Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1991, and prior to the Fund's commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth Stock Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Growth and Income Fund

--------------------------------------------------------------------------------
How did the Fund perform relative to its benchmark during the 12 months through July 31, 2001?
The Pacific Capital Growth and Income Fund delivered a -24.39% total return
(for Class A Shares without sales charge). That compared to a -14.32% return for the S&P 500 Index.

What factors affected the Fund's performance during the period?
Stock prices fell sharply as the U.S. economy experienced a pronounced slowdown, leading to anemic corporate profits and increased investor uncertainty about future growth prospects.

Shares of technology and telecommunications companies were hit especially hard, as their customers drastically cut spending on new hardware, software, and infrastructure equipment. As a result, investors became more defensive and began favoring firms that could grow their earnings in a weak economic environment. In an effort to boost economic growth, the Federal Reserve began to provide increased monetary stimulus through a series of aggressive rate cuts which commenced early in 2001.

The Fund was handsomely rewarded for its holdings in several sectors during the period, including Deluxe and MGIC Investments (financial services), Lowe's Corp. and Costco (consumer discretionary), and Tenet Healthcare (healthcare). Some technology holdings, on the other hand, suffered sharp declines, but selected issues like Cisco and Oracle performed well near the end of the period.++

What is your outlook for the Fund?
In March 2000, the market was at record levels of exuberance, greed, and risk tolerance. A year later, the market sell-off reached an even more extreme level of fear and pessimism. A year ago, monetary policy was a strong headwind against economic growth and rising stock market prices. Now, the reverse situation is true. Monetary policy is flooding the economy with greater liquidity, which is supportive for a rebound in economic activity and higher equity prices. Thus, we anticipate that the various stock market averages will be higher by early 2002.

++The Portfolio composition is subject to change.
[PHOTO]

Clyde Powers, CFA Vice President and Portfolio Manager

Mr. Powers serves as Vice President on the Equity Investment Team at The Asset Management Group of Bank of Hawaii. Mr. Powers has 28 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst designation holder. Prior to joining The Asset Management Group of Bank of Hawaii, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in finance from the University of Wisconsin and is a member of the Financial Analysts Federation and Institute of Chartered Financial Analysts.

 Pacific Capital Growth and Income Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund seeks to provide current income with a secondary objective of long-term growth of principal by investing in a portfolio of large and medium-sized company shares broadly diversified across industries. We especially favor attractively valued stocks of companies we believe can deliver relatively strong growth within their respective market sectors.

Growth of a $10,000 Investment

                                     [CHART]

                                            Class Y Shares   Standard and Poor's
          Class A Shares*  Class B Shares  (No Sales Charge)   500 Stock Index

7/31/91        9,604           10,000           10,000             10,000
7/31/92       10,554           11,313           11,021             11,276
7/31/93       10,860           12,303           11,366             12,254
7/31/94       11,041           12,196           11,580             12,890
7/31/95       13,158           13,011           13,821             16,248
7/31/96       14,731           13,727           15,518             18,938
7/31/97       21,741           15,011           22,962             28,809
7/31/98       25,894           15,770           27,409             34,382
7/31/99       29,433           15,993           31,160             41,329
7/31/00       37,925           16,399           40,266             45,038
7/31/01       28,676           17,757           30,524             38,585

For performance purposes the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 2001

                                        1 Year          5 Year         10 Year
-------------------------------------------------------------------------------
Class A Shares*                        -27.42%          13.33%          11.11%
-------------------------------------------------------------------------------
Class B Shares**                       -27.54%          13.52%          11.26%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)       -24.19%          14.49%          11.81%
-------------------------------------------------------------------------------

 * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
   CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.
Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1991, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth and Income Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital New Asia Growth Fund+

--------------------------------------------------------------------------------
How did the Fund perform relative to its benchmark during the 12-month period ended July 31, 2001?
The Pacific Capital New Asia Fund posted a total return of -24.64% (for Class A Shares without sales charges), compared to -32.18% for its benchmark, the MSCI AC Far East Free ex-Japan Index.

What factors affected the Fund's performance?
A global economic slowdown hurt corporate earnings and forced many foreign firms to reduce their spending. Overseas equity markets performed poorly. In fact, all but two of the foreign markets represented by the MSCI EAFE Index/1/ posted losses during the 12 months through July 31, 2001. Shares of technology and telecommunications services companies experienced some of the sharpest losses, as many companies in those sectors experienced weak sales.
What is your outlook for the Fund?
We believe the recent election of Prime Minister Koizumi in Japan is a step toward improving that country's economy. However, the challenges facing the new leader are significant, and our outlook for Japan remains cautious for now. Korea continues to adopt harsh measures within its banking sector. The economy there seems to be suffering less than its neighbors, as old economy sectors such as automobiles and shipbuilding cushion a decline in electronics exports. Singapore and Hong Kong have performed well recently, due to merger and acquisition activity. The Philippines, Thailand and Indonesia continue to respond to political factors.

The Fund remains overweight in North Asian markets. We are seeing good companies in Southeast Asia trade at reasonable valuations, but the political uncertainty in these countries is significant. We are overweight in stocks of technology companies that are using this downturn to restructure and position themselves for a recovery. We also like the consumer sector in China and Korea, and we hold an overweight position in Asian banking, which could benefit from lower interest rates and consolidation.

+ International investing involves increased risk and volatility.
/1/ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far
    East (EAFE)(R) Index is an unmanaged index generally representative of the markets in the indicated regions. Investors cannot invest directly in an index, although they can invest in the underlying securities.
[PHOTO]

Kes Visuvalingam, CFA, is responsible for day-to-day management of the Fund. Mr. Visuvalingam, Director of Asian Equities for CMG First State Investments, heads a team of 6 investment professionals based in Singapore. He has 11 years prior investment management experience with Murray Johnstone Asia Limited and UBS Brinson Asset Management. He is assisted in the management of the group's investments within the PRC by Ms. Yang Liu, Director of China Investments, based in Hong Kong. Ms. Liu has 8 years investment experience with CMG CH China Investments Limited and CITIC Group (Beijing). She works with Anthony Garnaut, an investment analyst based in Hong Kong and specializing in PRC stocks. The Asian investment operations cooperate closely with the UK-based Global Emerging Markets team, headed by Angus Tulloch. Mr. Tulloch has over 20 years of investment experience. He has managed assets for clients of the firm since 1988. Prior to this, he gained his extensive experience from Whinney Murray and Company, as a Chartered Accountant at Cazenove & Co., including three years in Hong Kong as a regional analyst.

 Pacific Capital New Asia Growth Fund

--------------------------------------------------------------------------------
Fund Objective:

The Fund's primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing in equity securities of rapidly growing companies located in the developing countries of Asia. The Fund may invest in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in the developing countries of Asia. The Fund does not limit its investments to any particular type or size of company. The Fund focuses on companies whose earnings the Sub-Adviser expects to grow or whose share price it believes is undervalued.
Growth of a $10,000 Investment

                                     [CHART]

                                              Class Y Shares    MSCI AC Far East
          Class A Shares*  Class B Shares**  (No Sales Charge)   Free ex-Japan

2/15/95        9,479            10,000            10,000            10,000
7/31/95       10,626            11,210            11,220            10,331
7/31/96       10,803            11,397            11,439            10,704
7/31/97       13,645            14,395            14,470            12,150
7/31/98        6,980             7,353             7,414             4,675
7/31/99       11,656            12,181            12,410             8,648
7/31/00       13,785            14,315            14,728             8,143
7/31/01       10,388            10,696            11,111             5,523

Average Annual Total Return as of July 31, 2001

                                                                       Since
                                                                     Inception
                                       1 Year          5 Year        (2/15/95)
-------------------------------------------------------------------------------
Class A Shares*                       -28.58%          -1.85%          0.59%
-------------------------------------------------------------------------------
Class B Shares**                      -28.27%          -1.44%          1.05%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)      -24.56%          -0.58%          1.64%
-------------------------------------------------------------------------------

 * Reflects 5.25% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) All Country (AC) Far East Free Index (excluding Japan), which is unmanaged and is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Diversified Fixed Income Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
The Pacific Capital Diversified Fixed Income Fund returned 12.48% (for Class A Shares without sales charge) during the 12-month period ended July 31, 2001. That compared to a 12.76% return for its benchmark, the Merrill Lynch Corporate & Government Master Index.

What were the major factors in the fixed-income markets that influenced the Fund's performance?
The U.S. economy slowed sharply, which caused investors to worry about the potential for a recession. The Fed cut short-term interest rates six times during the period, for a total reduction of 275 basis points. We believe those cuts helped forestall a recession, but the economy and corporate profits remained weak.

Bond yields fell as investors anticipated the Fed's rate cuts and shifted money from volatile stocks to bonds in search of stability. Corporate bonds performed relatively well during the second half of the period, despite the weak economy. As rates fell, investors began to look ahead to a stronger economy and gained confidence in the outlook for the corporate sector.

We remain committed to high-quality bonds, and we increased the Fund's investment in corporate issues. That strategy paid off late in the period as low-quality bond prices declined sharply and high-quality bonds rose in price.

What is your outlook for the Fund?
We believe interest rates will continue to move in a fairly narrow range, as they have done for some time. We feel inflation remains under control and could even drift lower. We have overweighted longer-term government bonds and intermediate high-quality corporate issues to benefit from that environment. We may become more defensive by mid-2002 if the current growth in the money supply creates a more inflationary environment.
[PHOTO]

Janet E. Katakura
Vice President and Portfolio Manager

As Vice President, Ms. Katakura currently serves as Taxable Fixed-Income Team Leader. Ms. Katakura has 28 years prior experience in the investment industry, her most recent 17 years at The Asset Management Group of Bank of Hawaii. Prior to joining The Asset Management Group of Bank of Hawaii, Ms. Katakura held positions at Hawaiian Life Insurance Co., Ltd. and First National Bank of Boston. Ms. Katakura is a member of the Investment Society of Hawaii.

 Pacific Capital Diversified Fixed Income Fund

--------------------------------------------------------------------------------
Fund Objective:

The investment objective of the Diversified Fixed Income Fund is to seek a high level of current income. The Fund pursues its objective by investing primarily in high- quality corporate bonds and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Growth of a $10,000 Investment

                                     [CHART]

                                                               Merrill Lynch
                                                                Corporate &
                                            Class Y Shares       Government
          Class A Shares*  Class B Shares  (No Sales Charge)    Master Index

7/31/91        9,598           10,000           10,000            10,000
7/31/92       11,112           11,578           11,602            11,559
7/31/93       12,568           13,095           13,155            12,836
7/31/94       12,095           12,602           12,683            12,839
7/31/95       13,325           13,883           14,116            14,157
7/31/96       13,811           14,389           14,653            14,903
7/31/97       15,082           15,714           16,017            16,512
7/31/98       16,225           16,869           17,284            17,857
7/31/99       16,392           16,912           17,477            18,272
7/31/00       17,063           17,476           18,241            19,309
7/31/01       19,192           19,518           20,581            21,774

For performance purposes the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 2001

                                         1 Year         5 Year         10 Year
-------------------------------------------------------------------------------
Class A Shares*                           7.94%          5.93%          6.74%
-------------------------------------------------------------------------------
Class B Shares**                          7.68%          6.13%          6.92%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)         12.83%          7.03%          7.48%
-------------------------------------------------------------------------------

 * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
   CDSC does not apply to performance over 6 years; therefore, the 10-year returns do not reflect the CDSC.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Diversified Fixed Income Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1991, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Diversified Fixed Income Fund is measured against the Merrill Lynch Corporate & Government Master Index, an unmanaged index generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Ultra Short Government Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2001, the Pacific Capital Ultra-Short Government Fund returned 7.46% (for Class A Shares without sales charge) compared to 7.03% for the Fund's benchmark, the Merrill Lynch One-Year Treasury Index.

What were the major factors in the market that influenced the Fund's performance?
Interest rates rose early in the period, due to investors' fears that the Fed would raise the federal funds rate to combat inflation. The economy slowed considerably, however, and caused fears about the potential for a recession. Beginning in January, the Fed cut the federal funds rate six times, from 6.5% to 3.75%, in an effort to boost economic growth. Yields on short-term securities declined significantly in that environment.

How did you manage the Fund in that environment?
The Fund's outperformance was due in part to our slightly longer duration than the benchmark. Because higher-coupon securities were available earlier this year, the Fund enjoyed relatively high income. Shareholders participated in the price rally among short-term bonds as interest rates declined, with most of that decline coming at the short end of the yield curve. The Fund's performance also benefited from higher yields on our U.S. government agency allocation.

What is your outlook for the Fund?
We feel the significant and rapid rate cuts seen so far this year should lead to a pick-up in the economy by early or mid-2002. Our strategy in that environment will be to target an index-neutral stance, while continuing to enhance performance through investments in higher-yielding U.S. government agency issues. Meanwhile, the equity market correction and significantly lower yields on CDs and savings accounts should continue to attract investors to the short-term sector.+
[PHOTO]

Edward Haik
Vice President and Portfolio Manager

Mr. Haik serves as Vice President on the Taxable Fixed-Income Team at The Asset Management Group of Bank of Hawaii. Mr. Haik has 12 years prior experience in the investment industry, his most recent six years at The Asset Management Group of Bank of Hawaii. Prior experience includes positions at Garban Tokyo, Ltd., Cantor Fitzgerald Securities, and Merrill Lynch. Mr. Haik earned a Bachelor of Arts from Holy Cross College.
+ Although CDs are insured by the FDIC and offer a fixed rate of return, the investment return and principal value of a mutual fund will fluctuate and an investors' shares may be worth more or less than the original cost when redeemed.

 Pacific Capital Ultra Short Government Fund

--------------------------------------------------------------------------------
Fund Objective:

The investment objective of the Ultra Short Government Fund is to provide investors with high current income consistent with preservation of capital. The Fund pursues its objective by investing primarily in short-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Growth of a $10,000 Investment

                                     [CHART]

                                             Class Y Shares 12-Month U.S.
         Class A Shares*  Class B Shares**  (No Sales Charge)  Treasury Index

 6/1/00       9,823            10,000            10,000            10,000
6/30/00       9,895            10,073            10,073            10,050
7/31/00       9,947            10,127            10,126            10,100
7/31/01      10,689            10,413            10,921

Aggregate Total Return as of July 31, 2001

                                                                   Since
                                                                 Inception
                                                     1 Year      (6/1/00)
-------------------------------------------------------------------------------
Class A Shares*                                       5.56%        5.89%
-------------------------------------------------------------------------------
Class B Shares**                                      2.79%        3.54%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)                      7.85%        7.86%
-------------------------------------------------------------------------------

 * Reflects 1.75% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A and Class B Shares were not in existence prior to August 1, 2000. Performance calculated for any period up to and through August 1, 2000, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The Merrill Lynch One-Year Treasury Index consists of yields on Treasury securities at a constant, the fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities.

 Pacific Capital Short Intermediate U.S. Treasury Securities Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2001, the Pacific Capital Short Intermediate U.S. Treasury Securities Fund returned 10.58% (for Class A Shares without sales charge) compared to 10.35% for the Fund's benchmark, the Merrill Lynch 1-5-Year U.S. Treasury Index. The Fund changed its benchmark during the period from the Merrill Lynch 3-5-Year U.S. Treasury Index to the Merrill Lynch 1-5-Year U.S. Treasury Index, as the 1-5-Year index is a better representation of the securities held in the portfolio.

What market factors influenced the Fund's performance?
Interest rates rose early in the period, due to investors' fears that the Fed would raise the federal funds rate to combat inflation. The economy slowed considerably during the second half of the period. Beginning in January, the Fed cut the federal funds rate six times, from 6.5% to 3.75%. Yields on short-term securities declined significantly in that environment.

How did you manage the Fund in that environment?
The Fund's strong relative performance was due in part to our strategy of keeping the duration slightly longer than the benchmark. Because higher-coupon securities were available early in the year, the Fund enjoyed relatively high income, and shareholders participated in the rally among short- and intermediate-term bonds as interest rates declined. The Fund's performance also benefited from the higher yields on U.S. government agency issues.

What is your outlook for the Fund?
We anticipate that the significant and rapid rate cuts seen so far this year should lead to a pick-up in the economy by early or mid-2002. Our strategy in that environment will be to target an index-neutral stance, while continuing to enhance performance by investing in higher-yielding U.S. government agency issues. Meanwhile, we feel the equity market correction and significantly lower yields on CDs and savings accounts should continue to attract investors to the short and intermediate-term sector.+

+ Although CDs are insured by the FDIC and offer a fixed rate of return, the investment return and principal value of a mutual fund will fluctuate and an investors' shares may be worth more or less than the original cost when redeemed.
[PHOTO]

Edward Haik
Vice President and Portfolio Manager

Mr. Haik serves as Vice President on the Taxable Fixed-Income Team at The Asset Management Group of Bank of Hawaii. Mr. Haik has 12 years prior experience in the investment industry, his most recent six years at The Asset Management Group of Bank of Hawaii. Prior experience includes positions at Garban Tokyo, Ltd., Cantor Fitzgerald Securities, and Merrill Lynch. Mr. Haik earned a Bachelor of Arts from Holy Cross College.

 Pacific Capital Short Intermediate U.S. Treasury Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The primary investment objective of the Short Intermediate U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income, consistent with prudent risk of capital. The potential for some capital appreciation is a secondary consideration. The Fund pursues these objectives by investing primarily in U.S. Treasury securities and repurchase agreements that are collateralized by U.S. Treasury securities. The Fund maintains an average maturity of two to five years. The Fund focuses on maximizing income consistent with prudent investment risk within this maturity range.

Growth of a $10,000 Investment

                                     [CHART]

                                  Class Y Shares      Merrill Lynch 3-5 Year
              Class A Shares*    (No Sales Charge)     U.S. Treasury Index

12/13/93           9,775              10,000                  10,000
 7/31/94           9,506               9,724                   9,878
 7/31/95          10,101              10,361                  10,766
 7/31/96          10,493              10,793                  11,266
 7/31/97          11,219              11,568                  12,316
 7/31/98          11,918              12,331                  13,171
 7/31/99          12,252              12,709                  13,722
 7/31/00          12,739              13,248                  14,416
 7/31/01          14,086              14,684                  16,160

Average Annual Total Return as of July 31, 2001

                                                                      Since
                                                                    Inception
                                      1 Year         5 Year        (12/13/93)
-------------------------------------------------------------------------------
Class A Shares*                        8.14%          5.58%          4.59%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)      10.84%          6.35%          5.16%
-------------------------------------------------------------------------------

*Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The performance for the Class Y Shares of the Pacific Capital Short Intermediate U.S. Treasury Securities Fund prior to 10/14/94 is based on the performance of the Class A Shares.

The performance of the Pacific Capital Short Intermediate U.S. Treasury Securities Fund is measured against the Merrill Lynch 1-5-Year U.S. Treasury Index and the Merrill Lynch 3-5-Year U.S. Treasury Index. These indices are unmanaged and generally represent the performance of Treasury bonds in a maturity range of one to five years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Tax-Free Securities Fund+

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
For the 12-months ended July 31, 2001, the Pacific Capital Tax-Free Securities Fund posted a return of 9.07% (for Class A Shares without sales charge), compared to its benchmark, the Lehman Brothers Municipal Bond Index, which gained 10.08%. When making such comparisons, it's important to note that the Fund typically invests up to 60% of its assets in Hawaii municipal bonds. Such bonds during the recent period slightly underperformed the Fund's benchmark index, which represents a broad range of national issues.

What factors in the municipal markets influenced the Fund's performance?
A slow U.S. economic growth caused investors to fear that the economy would enter a recession. The Fed cut short-term interest rates six times during the period, by a total of 2.75 percentage points, however, economic growth remained extremely weak.

Municipal bonds performed well during the period. Short- and intermediate-term municipal securities, which are strongly affected by Fed policy, outperformed long-term issues. Strong retail demand helped offset strong supply in the muni sector, as risk-averse investors shifted money out of stocks and into the municipal bond market.

The Fund maintained a high credit quality, which benefited performance as investors favored that sector of the market. The ratings of Hawaii State G.O., Maui County and Kaui County were upgraded during the most recent quarter. Our barbell strategy--holding short bonds to benefit from rising rates, and long bonds to boost yield--aimed to benefit from a rebound in the economy. That rebound was delayed by continued weakness in overseas economies.

What is your outlook for the Fund?
We have been extending the Fund's maturity opportunistically, shifting our duration target from slightly shorter than our benchmark's to neutral. We believe that the weak global economic environment will delay economic recovery in the U.S. We anticipate that the Fed's aggressive rate cuts, together with tax cuts, will eventually stimulate demand. But inflation should remain low due to surplus production capacity around the world. As such, we believe that the Fund will continue to perform well while maintaining its objectives of high after tax income and principal preservation.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
[PHOTO]

Yvonne Lim
Vice President and Portfolio Manager

Ms. Lim serves as Vice President on the Tax-Free Fixed Income Investment Team at The Asset Management Group of Bank of Hawaii. Ms. Lim has been managing money market and tax-free income portfolios with The Asset Management Group of Bank of Hawaii for over nine years. Her prior experience includes positions in international finance at Bank of Hawaii and as cash manager at BHP Hawaii. Ms. Lim earned a Bachelor of Science degree in finance at Hawaii Pacific University and is a Certified Credit Administrator.

 Pacific Capital Tax-Free Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The Tax-Free Securities Fund's investment objective is to seek high current income that is exempt from federal and Hawaii income tax. With this in mind, we tend to be more moderate on interest rate bets and look toward more consistent long-term performance. Our strategy is to select bonds that we believe provide good relative value and structural fit within the context of our interest rate outlook, while heavily emphasizing higher-quality bonds and credit analysis. The Fund intends to invest at least 50% to 60% of its holdings in Hawaiian municipal bonds. Our primary goal is to provide the highest level of double tax-exempt income (free from federal and state taxes), while providing diversification through national issues from states that are economically sound and viable.



Growth of a $10,000 Investment

                                     [CHART]

                                          Class Y Shares      Lehman Brothers
        Class A Shares*  Class B Shares  (No Sales Charge)  Municipal Bond Index

7/31/91      9,599           10,000           10,000               10,000
7/31/92     10,859           11,313           11,348               11,375
7/31/93     11,810           12,303           12,371               12,380
7/31/94     11,707           12,196           12,286               12,611
7/31/95     12,489           13,011           13,177               13,605
7/31/96     13,177           13,727           13,928               14,503
7/31/97     14,409           15,011           15,263               15,992
7/31/98     15,150           15,770           16,118               16,949
7/31/99     15,454           15,993           16,483               17,437
7/31/00     15,962           16,399           17,069               18,190
7/31/01     17,410           17,757           18,662               20,025

For performance purposes the above graph has not been adjusted for CDSC charges.

Average Annual Total Return as of July 31, 2001

                                         1 Year          5 Year        10 Year
-------------------------------------------------------------------------------
Class A Shares*                           4.70%          4.88%          5.70%
-------------------------------------------------------------------------------
Class B Shares**                          4.28%          5.12%          5.91%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)          9.33%          6.03%          6.44%
-------------------------------------------------------------------------------

 * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
   CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC.
Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Tax-Free Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1991, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Tax-Free Short Intermediate Securities Fund+

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark?
For the 12 months ended July 31, 2001, the Pacific Capital Tax-Free Short Intermediate Securities Fund posted a positive return of 6.89% (for Class A Shares without sales charge), compared to its benchmark, the Lehman Brothers 5-Year Municipal Bond Index, which gained 8.85%. When making such comparisons, it is important to note that the Fund typically invests up to 60% of its assets in Hawaii municipal bonds. Such bonds during the recent period slightly underperformed the Fund's benchmark index, which represents a broad range of national issues.

What factors in the municipal markets influenced the Fund's performance?
A significant slowdown in the U.S. economic growth rate caused investors to fear that the economy would enter a recession. The Fed cut short-term interest rates six times during the period, by a total of 2.75 percentage points; however, economic growth remained extremely weak.

Municipal bonds performed well during the period. Short- and intermediate-term municipal securities, which are strongly affected by Fed policy, outperformed long-term issues. Strong retail demand helped offset strong supply in the muni sector, as risk-averse investors shifted money out of stocks and into the municipal bond market.

The Fund maintained a high credit quality, which benefited performance as investors favored that sector of the market. Our barbell strategy--holding short bonds to benefit from rising rates, and long bonds to boost yield--aimed to benefit from a rebound in the economy. That rebound was delayed by continued weakness in overseas economies.

What is your outlook for the Fund?
We believe our barbell strategy remains sound in light of the Fed's interest rate cuts, which we feel should help the economy rebound. We believe such a rebound could help to boost the Fund's performance during the coming period.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
[PHOTO]

Yvonne Lim
Vice President and Portfolio Manager

Ms. Lim serves as Vice President on the Tax-Free Fixed Income Investment Team at The Asset Management Group of Bank of Hawaii. Ms. Lim has been managing money market and tax-free income portfolios with The Asset Management Group of Bank of Hawaii for over nine years. Her prior experience includes positions in international finance at Bank of Hawaii and as cash manager at BHP Hawaii. Ms. Lim earned a Bachelor of Science degree in finance at Hawaii Pacific University and is a Certified Credit Administrator.

 Pacific Capital Tax-Free Short Intermediate Securities Fund

--------------------------------------------------------------------------------
Fund Objective:

The Tax-Free Short Intermediate Securities Fund seeks to provide a high level of tax-exempt income and more price stability than a long-term bond fund. The Fund also provides double tax-exempt income for residents of Hawaii--50% to 60% of the Fund's holdings are invested in Hawaiian municipal bonds--while fulfilling diversification through national municipal issues.

In selecting bonds, we consider the structure of the yield curve as well as yield ratios relative to treasuries to determine value. We also seek relative value among bonds that are of similar structure and quality.


Growth of a $10,000 Investment

                                     [CHART]

                                  Class Y Shares      Lehman Brothers 5-Year
              Class A Shares*    (No Sales Charge)     Municipal Bond Index

7/31/91            9,777              10,000                  10,000
7/31/92           10,557              10,816                  11,255
7/31/93           11,003              11,310                  11,999
7/31/94           11,182              11,517                  12,334
7/31/95           11,581              11,994                  13,251
7/31/96           11,976              12,434                  13,857
7/31/97           12,582              13,100                  14,861
7/31/98           13,002              13,599                  15,572
7/31/99           13,322              13,953                  16,124
7/31/00           13,746              14,433                  16,802
7/31/01           14,694              15,465                  18,286

Average Annual Total Return as of July 31, 2001

                                         1 Year         5 Year         10 Year
-------------------------------------------------------------------------------
Class A Shares*                           4.46%          3.71%          3.92%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)          7.15%          4.46%          4.46%
-------------------------------------------------------------------------------

*Reflects 2.25% Maximum Front-End Sales Charge.
Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1991, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that generally tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with maturities of five years or less. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital International Stock Fund+

--------------------------------------------------------------------------------
How did the Fund perform relative to its benchmark during the 12-month period ended July 31, 2001?
The Pacific Capital International Stock Fund posted a total return of -29.92% (for Class A Shares without sales charges), compared to -21.88% for its benchmark the MSCI EAFE(R) Index.

What factors affected the Fund's performance?
A global economic slowdown hurt corporate earnings and forced many foreign firms to reduce their spending. Overseas equity markets performed poorly. In fact, all but two of the foreign markets represented by the MSCI EAFE Index posted losses during the 12 months through July 31, 2001. Shares of technology and telecommunications services companies experienced some of the sharpest losses, as many companies in those sectors experienced weak sales.

Central banks continued to cut interest rates to stimulate economies around the world. However, signs of slowing economic growth continued to appear in countries such as Germany, France and Japan late in the recent period. The rate of growth in consumer spending in most
European countries declined, as did exports. Despite those developments, the European Central Bank (ECB) was slow to reduce rates, with only one rate cut during the first half of 2001.

What is your outlook for the Fund?
Global central banks typically make 160 reductions in interest rates to stimulate growth during an economic downturn. Central banks worldwide have cut rates more than 80 times since December 2000, which suggests that the easing process is only halfway complete. We feel the recent election of Prime Minister Koizumi in Japan is a step toward improving that country's economy--however, observers will be closely monitoring the results, which could significantly impact Asian markets. Meanwhile, inflation seems under control in Europe. We believe that could make it possible for the ECB to reduce interest rates and stimulate growth.

+ International investing involves increased risk and volatility.

[PHOTO]
[PHOTO]
[PHOTO]

Sub-advised by Nicholas- Applegate, a team comprised of Catherine Somhegyi Nicholas, Loretta Morris, and Randy Kahn, CFA, is responsible for the day-to-day management of the Fund. Ms. Nicholas, with 15 years investment experience, is Chief Investment Officer for Global Equity Management and has extensive experience managing assets for clients. Ms. Morris, responsible for portfolio management and research, has 10 years investment experience, including portfolio management with Collins Associates. Mr. Kahn, responsible for portfolio management and research, has 12 years prior investment experience with American Century Investments and Daiwa Securities America, Inc.

 Pacific Capital International Stock Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth of capital, the International Stock Fund primarily invests in preferred and common stocks of foreign companies. The Fund may invest in these securities directly or through other investment companies or trusts. The Fund is not limited to any particular type of company or to any geographic region of the world.

Growth of a $10,000 Investment

                                     [CHART]

                                                 Class Y Shares     MSCI EAFE(R)
           Class A Shares*   Class B Shares**   (No Sales Charge)       Index

12/2/98         9,479             10,000             10,000            10,000
7/31/99        11,336             11,900             11,990            11,128
7/31/00        14,241             14,822             15,065            12,131
7/31/01         9,980             10,066             10,573             9,477

Average Annual Total Return as of July 31, 2001

                                                                    Since
                                                                  Inception
                                               1 Year             (12/2/98)
-------------------------------------------------------------------------------
Class A Shares*                               -33.61%              -0.07%
-------------------------------------------------------------------------------
Class B Shares**                              -32.69%               0.25%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)              -29.82%               2.11%
-------------------------------------------------------------------------------

 * Reflects 5.25% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the Morgan Stanley Capital International, MSCI (Europe, Australia and Far East) EAFE(R) Index, which is unmanaged and is generally representative of the performance of major stock markets in those regions. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Value Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark during the 12 months through July 31, 2001?
The market's volatility continued to create long-term opportunities for the Fund to acquire undervalued shares of solid firms. The Pacific Capital Value Fund produced a -1.66% (for Class A Shares without sales charge) during the period, compared to a 8.74% return for its benchmark, the Russell 1000 Value Index. The Fund changed its benchmark during the period from the S&P 500/BARRA Value Index to the Russell 1000 Value Index, as the Russell 1000 Value Index is a better representation of the Fund's value style of investing.

What factors influenced the Fund's performance?
Most stock market indices performed poorly during the period. Slow economic growth and slumping corporate profits caused performance to vary widely among different sectors. Small company shares performed relatively well, and value stocks were strong performers, while technology shares trading at premium prices suffered some of the worst declines. Late in the period, investors favored shares of select companies in financial services and healthcare that offered defensive characteristics. That trend also benefited the value sector.

What is your outlook for the Fund?
We are very bullish on most sectors of the stock market, where many issues remain oversold. We feel the year long sell-off has created a higher level of focus on valuation, which is likely to attract investors to the kinds of stocks the Fund typically holds.

We anticipate that several undervalued sectors are likely to perform well in a stronger economy. The energy sector offers one good example of such sectors. Many energy stocks have suffered steep declines despite prospects for continued strong profitability. We will continue to look at opportunities to purchase shares at bargain prices, in the expectation that the market's volatility will continue to present such opportunities on a regular basis.
[PHOTO]

[PHOTO]

A team comprised of Scott Takemoto, CFA, and Derwin Osada, CFA, is responsible for day-to-day management of the Fund. Mr. Takemoto serves as Vice President on the Equity Investment Team and has nine years prior experience as Sector Analyst and Senior Portfolio Manager with The Asset Management Group of Bank of Hawaii. Mr. Takemoto earned a Bachelor of Business Administration degree from Santa Clara University and is a Chartered Financial Analyst designation holder. Derwin Osada has seven years investment experience with The Asset Management Group of Bank of Hawaii and currently serves as Investment Officer and Security Analyst. Mr. Osada earned a Bachelor of Science degree from the University of Southern California and is a Chartered Financial Analyst designation holder. Together, the Value Fund team has a combined 16 years of investment management experience.

 Pacific Capital Value Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth first, and current income second, the Value Fund invests primarily in a diversified portfolio of common stocks of companies traded in the United States. The Fund focuses on mid to large-capitalization companies, specifically those believed to be undervalued relative to their peers.

Growth of a $10,000 Investment

                                     [CHART]

                                             Class Y Shares    Standard & Poor's
         Class A Shares*  Class B Shares**  (No Sales Charge)  BARRA Value Index

12/3/98       9,597           10,000              10,000             10,000
7/31/99      10,395           10,788              10,856             11,547
7/31/00      10,936           11,252              11,446             11,529
7/31/01      10,755           10,727              11,293             11,988

Average Annual Total Return as of July 31, 2001

                                                                     Since
                                                                   Inception
                                                     1 Year        (12/3/98)
-------------------------------------------------------------------------------
Class A Shares*                                      -5.62%          2.77%
-------------------------------------------------------------------------------
Class B Shares**                                     -5.65%          2.67%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)                     -1.34%          4.67%
-------------------------------------------------------------------------------

 * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Class B Shares were not in existence prior to December 13, 1998. Performance calculated for any period up to and through December 13, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Standard & Poor's BARRA/Value Index and the Russell 1000 Value Index, these indices are unmanaged the S&P BARRA/Value Index is comprised of securities in the Standard & Poor's 500 Stock Index that have a lower-than-average price-to-book ratio and the Russell 1000 Value Index is comprised of the securities that tend to exhibit low price-to-book and price-to-earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Small Cap Fund+

--------------------------------------------------------------------------------
How did the Fund perform relative to its benchmark during the 12-month period ended July 31, 2001?
The Pacific Capital Small Cap Fund posted a total return of 40.28% (for Class A Shares without sales charge). That compared to a 23.75% return for the Russell 2000 Value Index.

What factors affected the Fund's performance?
U.S. economic growth and corporate profit growth deteriorated during the period. The Fed aggressively cut short-term interest rates six times in an effort to re-spark the economy, but economic growth remained relatively weak. Small company stocks outperformed large-company shares in that difficult environment, due to small-caps' attractive valuations and strong earnings growth potential. Value stocks in the small company sector led those gains.

What is your outlook for the Fund?
Uncertainties about the economy and earnings growth continue to cast a shadow over the U.S. equity market. We are optimistic, however, that recent tax cuts and the Fed's rate cuts should help stimulate consumer spending, which could help support corporate profits and stock prices. Lower interest rates, moderating energy prices and consolidation will continue to benefit value-oriented sectors such as finance insurance and basic industry. Meanwhile, valuations for small-company stocks are still very low relative to the broader market. On balance, we feel those factors should help to support the Fund's performance during the coming period.

+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

[PHOTO]
[PHOTO]
[PHOTO]

Sub-advised by Nicholas- Applegate, a team comprised of Catherine Somhegyi Nicholas, Mark Stuckelman, and Kelly Ko, CFA, is responsible for the day-to-day management of the Fund. Ms. Nicholas, with 15 years investment experience, is Chief Investment Officer for Global Equity Management and has extensive experience managing assets for clients. Mr. Stuckelman, Portfolio Manager and Co-Head of Systematic Strategies, has 11 years investment experience, and was previously a senior quantitative analyst with Wells Fargo Bank's Investment Management Group. Mr. Ko, Portfolio Manager, has 14 years prior experience with Wells Fargo Bank Investment Management Group and Fidelity Management Trust Co.

 Pacific Capital Small Cap Fund

--------------------------------------------------------------------------------
Fund Objective:

Seeking long-term growth of capital, the Small Cap Fund primarily invests in a diversified portfolio of common stocks of smaller U.S. companies that the sub-adviser believes to be exhibiting solid fundamental strength and attractive valuations.

Growth of a $10,000 Investment

                                     [CHART]

                                                Class Y Shares     Russell 2000
          Class A Shares*   Class B Shares**   (No Sales Charge)   Value Index

12/3/98         9,479            10,000              10,000           10,000
7/31/99        10,108            10,613              10,675           10,599
7/31/00        10,261            10,703              10,869           12,058
7/31/01        14,394            14,568              15,253           14,922

Average Annual Total Return as of July 31, 2001

                                                                   Since
                                                                 Inception
                                                  1 Year         (12/3/98)
-------------------------------------------------------------------------------
Class A Shares*                                   32.87%          14.66%
-------------------------------------------------------------------------------
Class B Shares**                                  34.92%          15.17%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)                  40.34%          17.18%
-------------------------------------------------------------------------------

 * Reflects 5.25% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1999. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000 Value Index, an unmanaged index comprised of securities in the Russell 2000 Index with a less-than-average growth orientation. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 Pacific Capital Balanced Fund

--------------------------------------------------------------------------------
How did the Fund perform compared to its benchmark during the 12-month period ended July 31, 2001?
The Pacific Capital Balanced Fund's total return (for Class A shares without sales charge) was -11.84%. The Fund's benchmarks, the S&P 500 Stock Index and the Lehman Brothers Government/Credit Bond Index, produced a -14.32% and 12.71% return, respectively.

What factors affected the performance of the Fund's holdings during the period? U.S. economic growth and corporate profitability were weak during the period. The Fed aggressively cut short-term interest rates six times in an attempt to revive economic growth. Inflation increased slightly due to rising energy prices, but remained relatively low, and bonds performed well in that environment.

Stocks performed poorly, with technology stocks suffering the most severe losses. Shares of small- and medium-sized firms performed better than large-cap stocks due to their attractive valuations and the firms' relatively strong earnings growth outlook. Later in the period, healthcare and financial stocks performed relatively well. Meanwhile, technology shares continued to slide, with firms such as Scientific Atlanta suffering big losses in recent months.

What is your outlook for the Fund?
We continue to be bullish on the stock market. Consumer spending should rebound due to rapid monetary growth, lower interest rates, declining inflation expectations, near-full employment and tax cuts. Even some pockets of the technology sector show potential--in particular, firms that can serve the enterprise market. Meanwhile, we believe the Fund's high-quality holdings in the fixed-income market and its diversified mix of investments with strong fundamentals could offer investors shelter from turbulent market conditions. [PHOTO]

[PHOTO]

A team comprised of Clyde Powers, equity investment manager, and Janet Katakura, fixed-income investment manager, is responsible for the management of the Fund. Mr. Powers serves as Vice President on the Equity Investment Team at The Asset Management Group of Bank of Hawaii. Mr. Powers has 28 years of experience managing growth funds and growth-oriented portfolios for institutional investors and is a Chartered Financial Analyst. Prior to joining the Adviser, he held positions at Amcore Investment Group, Union Bank and Marine Bank Corp. Mr. Powers earned a Bachelor of Business Administration in Finance from University of Wisconsin and is a member of the Financial Analysts Federation Institute. As Vice President, Ms. Katakura currently serves as Taxable Fixed-Income Team Leader. Ms. Katakura has 28 years of experience in the investment industry, her most recent 18 years at The Asset Management Group of Bank of Hawaii. Prior to joining the Adviser, Ms. Katakura held positions at Hawaiian Life Insurance Co., Ltd. and First National Bank of Boston. Ms. Katakura is a Member of the Investment Society of Hawaii.Together, the Balanced Fund team has a combined 56 years of investment management experience.

 Pacific Capital Balanced Fund

--------------------------------------------------------------------------------
Fund Objective:

By investing in a diversified portfolio of equity and fixed-income securities, the Balanced Fund seeks to provide investors current income with a secondary emphasis on long-term capital appreciation and less fluctuation than a pure stock mutual fund.

Fixed-Income Portfolio:
Invests in a diversified portfolio of high-quality corporate bonds and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Growth Portfolio:
Invests in a broad range of industries, targeting large and medium-sized companies, with the flexibility to invest in small-cap companies when appropriate. The equity management team emphasizes a growth style of investing, looking for attractively valued companies that it believes will grow faster than other companies within their respective industries.

Growth of a $10,000 Investment

                                     [CHART]

                                                    Standard       Lehman
                                       Class Y      & Poor's       Brothers
                                       Shares          500       Government/
            Class A      Class B      (No Sales       Stock         Credit
            Shares*      Shares**      Charge)        Index       Bond Index

6/21/99      9,597        10,000       10,000        10,000         10,000
7/31/99      9,409         9,791        9,806         9,928          9,972
7/31/00     11,215        11,590       11,725        10,819         10,542
7/31/01      9,887         9,882       10,353         9,270         11,882

Average Annual Total Return as of July 31, 2001

                                                                      Since
                                                                    Inception
                                                   1 Year           (6/21/99)
-------------------------------------------------------------------------------
Class A Shares*                                   -15.39%            -0.54%
-------------------------------------------------------------------------------
Class B Shares**                                  -15.53%            -0.56%
-------------------------------------------------------------------------------
Class Y Shares (No Sales Charge)                  -11.70%             1.65%
-------------------------------------------------------------------------------

 * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The performance of the Pacific Capital Balanced Fund is measured against the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. Both indices are unmanaged. The S&P 500 Stock Index is generally representative of the domestic stock universe, and the Lehman Brothers Government/Credit Bond Index is representative of corporate and U.S. government bonds. Neither index reflects the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 2001

                                                                   Diversified
                          Growth Stock   Growth and    New Asia    Fixed Income
                              Fund      Income Fund   Growth Fund      Fund
                          ------------  ------------  -----------  ------------
        ASSETS:
Investments, at value
 (Cost $391,595,984;
 $181,561,298;
 $24,197,227; and
 $227,989,541,
 respectively)..........  $377,080,750  $185,209,034  $21,681,767  $239,986,798
Foreign currency (cost
 $881,332)..............            --            --      857,624            --
Interest and dividends
 receivable.............        39,863        56,457       19,842     3,780,734
Receivable for capital
 shares issued..........         1,710           464          100        10,314
Receivable from brokers
 for investments sold...            --            --      172,347            --
Prepaid expenses and
 other assets...........         1,272           543           42           718
                          ------------  ------------  -----------  ------------
  Total Assets..........   377,123,595   185,266,498   22,731,722   243,778,564
                          ------------  ------------  -----------  ------------
      LIABILITIES:
Dividends payable.......            --            --           --        35,308
Payable for capital
 shares redeemed........        61,221         2,538           --        26,927
Payable to brokers for
 investments purchased..       866,630            --       32,143       992,720
Unrealized depreciation
 on foreign currencies
 contracts..............            --            --          167            --
Accrued expenses and
 other payables:
 Investment advisory
  fees..................       254,511       125,311       17,328        92,105
 Administration fees....         9,832         4,849          549         6,372
 Distribution fees......        25,186        13,338          800         5,268
 Other..................        68,008        31,474       22,773        27,722
                          ------------  ------------  -----------  ------------
  Total Liabilities.....     1,285,388       177,510       73,760     1,186,422
                          ------------  ------------  -----------  ------------
      NET ASSETS:
Capital (no par value)..   425,514,125   185,244,272   28,216,849   238,914,942
Accumulated net
 investment loss........            --            --      (73,384)       (3,862)
Undistributed net
 realized losses from
 investment transactions
 and foreign currency
 transactions...........   (35,160,684)   (3,803,020)  (2,946,133)   (8,316,195)
Net unrealized
 appreciation
 (depreciation) from
 investments............   (14,515,234)    3,647,736   (2,515,460)   11,997,257
Net unrealized
 depreciation from
 translation of assets
 and liabilities in
 foreign currencies.....            --            --      (23,910)           --
                          ------------  ------------  -----------  ------------
  Net Assets............  $375,838,207  $185,088,988  $22,657,962  $242,592,142
                          ============  ============  ===========  ============
Net Assets
 Class A................  $ 22,181,845  $  9,668,730  $ 1,673,182  $  7,701,983
 Class B................    24,083,750    13,282,493      472,860     4,367,305
 Class Y................   329,572,612   162,137,765   20,511,920   230,522,854
                          ------------  ------------  -----------  ------------
  Total.................  $375,838,207  $185,088,988  $22,657,962  $242,592,142
                          ============  ============  ===========  ============
Outstanding units of
 beneficial interest
 (shares)
 Class A................     2,165,069       696,273      177,590       707,087
 Class B................     2,435,973       988,044       51,280       401,611
 Class Y................    31,574,187    11,603,788    2,160,545    21,031,810
                          ------------  ------------  -----------  ------------
  Total.................    36,175,229    13,288,105    2,389,415    22,140,508
                          ============  ============  ===========  ============
Net Asset Value
 Class A--redemption
  price per share.......  $      10.25  $      13.89  $      9.42  $      10.89
                          ============  ============  ===========  ============
 Class A--maximum sales
  charge................         4.00%         4.00%        5.25%         4.00%
                          ------------  ------------  -----------  ------------
 Class A--maximum
  offering price per
  share
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted
  to nearest cent)......  $      10.68  $      14.47  $      9.94  $      11.34
                          ============  ============  ===========  ============
 Class B--offering price
  per share *...........  $       9.89  $      13.44  $      9.22  $      10.87
                          ============  ============  ===========  ============
 Class Y--offering and
  redemption price per
  share.................  $      10.44  $      13.97  $      9.49  $      10.96
                          ============  ============  ===========  ============

--------
* Redemption price per share varies based on length of time shares are held (Note 5).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 2001

                                       Short Intermediate                   Tax-Free
                          Ultra Short    U.S. Treasury      Tax-Free   Short Intermediate
                           Government      Securities      Securities      Securities
                              Fund            Fund            Fund            Fund
                          ------------ ------------------ ------------ ------------------
        ASSETS:
Investments, at value
 (Cost $170,419,281;
 $46,619,529;
 $448,270,722; and
 $40,315,028,
 respectively)..........  $171,807,096    $47,308,162     $476,926,081    $41,196,777
Interest and dividends
 receivable.............     1,061,151        804,610        5,294,040        421,062
Receivable for capital
 shares issued..........            --             --            4,000             --
Receivable from brokers
 for investments sold...            --             --        3,338,548             --
Prepaid expenses and
 other assets...........            --            131            1,445            170
                          ------------    -----------     ------------    -----------
  Total Assets..........   172,868,247     48,112,903      485,564,114     41,618,009
                          ------------    -----------     ------------    -----------
      LIABILITIES:
Dividends payable.......        19,550          5,444           57,387          3,816
Payable for capital
 shares redeemed........            --            300               --             --
Payable to brokers for
 investments purchased..     7,498,350             --        8,397,106             --
Accrued expenses and
 other payables:
 Investment advisory
  fees..................        15,203          8,995          180,336         13,995
 Administration fees....         2,170            943           12,503          1,024
 Distribution fees......         3,732            231            5,825            368
 Other..................        24,829          6,912           52,965         10,202
                          ------------    -----------     ------------    -----------
  Total Liabilities.....     7,563,834         22,825        8,706,122         29,405
                          ------------    -----------     ------------    -----------
      NET ASSETS:
Capital (no par value)..   163,833,688     47,107,708      445,883,911     40,768,416
Undistributed net
 investment income......         7,143             47               36             --
Undistributed net
 realized gains (losses)
 from investment
 transactions...........        75,767        293,690        2,318,686        (61,561)
Net unrealized
 appreciation from
 investments............     1,387,815        688,633       28,655,359        881,749
                          ------------    -----------     ------------    -----------
  Net Assets............  $165,304,413    $48,090,078     $476,857,992    $41,588,604
                          ============    ===========     ============    ===========
Net Assets
 Class A................  $ 15,002,036    $ 1,089,930     $  8,412,535    $ 1,731,920
 Class B................       857,678             --        5,019,409             --
 Class Y................   149,444,699     47,000,148      463,426,048     39,856,684
                          ------------    -----------     ------------    -----------
  Total.................  $165,304,413    $48,090,078     $476,857,992    $41,588,604
                          ============    ===========     ============    ===========
Outstanding units of
 beneficial interest
 (shares)
 Class A................     1,470,493        111,052          783,120        170,126
 Class B................        84,027             --          467,359             --
 Class Y................    14,631,880      4,781,244       42,982,237      3,894,279
                          ------------    -----------     ------------    -----------
  Total.................    16,186,400      4,892,296       44,232,716      4,064,405
                          ============    ===========     ============    ===========
Net Asset Value
 Class A--redemption
  price per share.......  $      10.20    $      9.81     $      10.74    $     10.18
                          ============    ===========     ============    ===========
 Class A--maximum sales
  charge................         1.75%          2.25%            4.00%          2.25%
                          ------------    -----------     ------------    -----------
 Class A--maximum
  offering price per
  share (100%/(100%-
  maximum sales charge)
  of net asset value
  adjusted to nearest
  cent).................  $      10.38    $     10.04     $      11.19    $     10.41
                          ============    ===========     ============    ===========
Net Asset Value
 Class B--offering price
  per share *...........  $      10.21    $        --     $      10.74    $        --
                          ============    ===========     ============    ===========
 Class Y--offering and
  redemption price per
  share.................  $      10.21    $      9.83     $      10.78    $     10.23
                          ============    ===========     ============    ===========

--------
* Redemption price per share varies based on length of time shares are held (Note 5).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Assets and Liabilities
                                 July 31, 2001


                          International Stock    Value       Small Cap    Balanced
                                 Fund             Fund         Fund         Fund
                          ------------------- ------------  ----------- ------------
        ASSETS:
Investments, at value
 (Cost $88,171,942;
 $230,503,272;
 $47,679,548; and
 $171,542,219,
 respectively)..........     $ 82,824,442     $235,704,388  $55,952,065 $179,202,762
Cash....................            3,028               --           --           --
Foreign currency (Cost
 $11,336)...............           11,336               --           --           --
Interest and dividends
 receivable.............           47,147          207,170       48,248    1,224,668
Receivable for capital
 shares issued..........              450               --          215           --
Receivable from brokers
 for investments sold...          436,207              249      615,542           --
Reclaims receivable.....           98,552               --           --           --
Unrealized appreciation
 on foreign currencies
 contracts..............              573               --           --           --
Prepaid expenses and
 other assets...........              215               18          101          607
                             ------------     ------------  ----------- ------------
  Total Assets..........       83,421,950      235,911,825   56,616,171  180,428,037
                             ------------     ------------  ----------- ------------
      LIABILITIES:
Payable for capital
 shares redeemed........            4,524               --           --           --
Payable to brokers for
 investments purchased..        1,041,430          550,267      866,695           --
Unrealized depreciation
 on foreign currencies
 contracts..............            4,321               --           --           --
Accrued expenses and
 other payables:
 Investment advisory
  fees..................           70,031          158,961       45,944      106,659
 Administration fees....            2,139            6,165        1,449        4,731
 Distribution fees......            1,252            1,821          950        1,528
 Other..................           50,647           41,015        8,681       25,936
                             ------------     ------------  ----------- ------------
  Total Liabilities.....        1,174,344          758,229      923,719      138,854
                             ------------     ------------  ----------- ------------
      NET ASSETS:
Capital (no par value)..      108,670,525      233,856,801   42,729,245  173,116,957
Accumulated net
 investment income
 (loss).................         (659,244)          36,258           --       20,922
Undistributed net
 realized gains (losses)
 from investment
 transactions and
 foreign currency
 transactions...........      (20,412,142)      (3,940,579)   4,690,690     (509,239)
Net unrealized
 appreciation
 (depreciation) from
 investments............       (5,347,500)       5,201,116    8,272,517    7,660,543
Net unrealized
 depreciation from
 translation of assets
 and liabilities in
 foreign currencies.....           (4,033)              --           --           --
                             ------------     ------------  ----------- ------------
  Net Assets............     $ 82,247,606     $235,153,596  $55,692,452 $180,289,183
                             ============     ============  =========== ============
Net Assets
 Class A................     $  2,210,398     $  2,503,580  $ 1,244,724 $    287,863
 Class B................          860,490        1,543,624      889,691    1,795,588
 Class Y................       79,176,718      231,106,392   53,558,037  178,205,732
                             ------------     ------------  ----------- ------------
  Total.................     $ 82,247,606     $235,153,596  $55,692,452 $180,289,183
                             ============     ============  =========== ============
Outstanding units of
 beneficial interest
 (shares)
 Class A................          271,282          274,121       92,407       32,897
 Class B................          108,379          170,849       66,920      205,549
 Class Y................        9,662,211       25,269,009    3,969,791   20,363,120
                             ------------     ------------  ----------- ------------
  Total.................       10,041,872       25,713,979    4,129,118   20,601,566
                             ============     ============  =========== ============
Net Asset Value
 Class A--redemption
  price per share.......     $       8.15     $       9.13  $     13.47 $       8.75
                             ============     ============  =========== ============
 Class A--maximum sales
  charge................            5.25%            4.00%        5.25%        4.00%
                             ------------     ------------  ----------- ------------
 Class A--maximum
  offering price per
  share
  (100%/(100%-maximum
  sales charge) of net
  asset value adjusted
  to nearest cent)......     $       8.60     $       9.51  $     14.22 $       9.11
                             ============     ============  =========== ============
Net Asset Value
 Class B--offering price
  per share *...........     $       7.94     $       9.04  $     13.29 $       8.74
                             ============     ============  =========== ============
 Class Y--offering and
  redemption price per
  share.................     $       8.19     $       9.15  $     13.49 $       8.75
                             ============     ============  =========== ============

--------
* Redemption price per share varies based on length of time shares are held (Note 5).
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 2001

                             Growth                     New Asia    Diversified
                              Stock       Growth and     Growth     Fixed Income
                              Fund       Income Fund      Fund          Fund
                          -------------  ------------  -----------  ------------
Investment Income:
Interest income.........  $      53,338  $     10,888  $    50,794  $15,467,788
Dividend income.........      2,965,081     2,455,896      412,460      238,525
Foreign withholding tax.         (1,550)       (1,658)     (66,832)          --
                          -------------  ------------  -----------  -----------
  Total Income..........      3,016,869     2,465,126      396,422   15,706,313
                          -------------  ------------  -----------  -----------
Expenses:
Investment advisory
 fees...................      3,800,608     1,664,808      228,821    1,470,925
Administration fees.....        950,161       416,206       50,850      490,311
Distribution fees--Class
 A......................        206,014        85,008       16,396       51,445
Distribution fees--Class
 B......................        277,398       148,342        6,476       33,818
Accounting fees.........        137,536        67,076       14,920       83,530
Custodian fees..........         35,507        19,098       94,013       18,906
Transfer agent fees.....        173,216       103,999       49,082       63,601
Legal and audit fees....         50,963        23,375        4,872       25,158
Trustees' fees and
 expenses...............         36,645        14,873        1,902       16,180
Registration and filing
 fees...................         44,906        27,381        1,175        2,329
Other...................         63,640        29,470        6,178       27,781
                          -------------  ------------  -----------  -----------
  Total expenses before
   voluntary fee
   reductions...........      5,776,594     2,599,636      474,685    2,283,984
  Expenses voluntarily
   reduced..............       (327,334)     (139,900)     (23,639)    (500,101)
                          -------------  ------------  -----------  -----------
  Net Expenses..........      5,449,260     2,459,736      451,046    1,783,883
                          -------------  ------------  -----------  -----------
Net Investment Income
 (Loss).................     (2,432,391)        5,390      (54,624)  13,922,430
                          -------------  ------------  -----------  -----------
Realized/Unrealized
 Gains (Losses) from
 Investments:
Net realized gains
 (losses) from
 investments
 transactions...........    (35,149,352)   (3,535,468)  (2,067,782)   3,507,443
Net realized losses from
 foreign currency
 transactions...........             --            --      (79,988)          --
Net change in unrealized
 appreciation
 (depreciation) from
 investments............   (132,507,615)  (54,966,527)  (4,929,032)  12,811,534
Net change in unrealized
 (depreciation) from
 assets and liabilities
 in foreign currencies..             --            --      (26,432)          --
                          -------------  ------------  -----------  -----------
Net realized/unrealized
 gains (losses) from
 investments............   (167,656,967)  (58,501,995)  (7,103,234)  16,318,977
                          -------------  ------------  -----------  -----------
Change in net assets
 resulting from
 operations.............  $(170,089,358) $(58,496,605) $(7,157,858) $30,241,407
                          =============  ============  ===========  ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 2001

                                       Short Intermediate                   Tax-Free
                          Ultra Short    U.S. Treasury     Tax-Free    Short Intermediate
                          Government       Securities     Securities       Securities
                             Fund             Fund           Fund             Fund
                          -----------  ------------------ -----------  ------------------
Investment Income:
Interest income.........  $4,629,673       $1,630,618     $24,421,127      $1,873,728
Dividend income.........          31            6,014          72,186          21,051
                          ----------       ----------     -----------      ----------
  Total Income..........   4,629,704        1,636,632      24,493,313       1,894,779
                          ----------       ----------     -----------      ----------
Expenses:
Investment advisory
 fees...................     310,499          145,565       2,740,875         212,054
Administration fees.....     155,251           58,227         913,782          84,822
Distribution fees--Class
 A......................      80,869            6,210          57,636          12,334
Distribution fees--Class
 B......................       5,241               --          36,455              --
Accounting fees.........      29,639           11,189         154,324          19,055
Custodian fees..........       8,811            6,349          39,618          13,997
Transfer agent fees.....      44,568           32,212          71,605          32,043
Legal and audit fees....       8,233            3,403          46,691           4,333
Amortization of offering
 costs..................      17,345               --              --              --
Trustees' fees and
 expenses...............       3,473            1,953          28,922           2,770
Registration and filing
 fees...................      12,388              401           3,715             437
Other...................       7,610            4,346          49,446           5,695
                          ----------       ----------     -----------      ----------
  Total expenses before
   voluntary and
   involuntary fee
   reductions...........     683,927          269,855       4,143,069         387,540
  Expenses voluntarily
   reduced..............    (145,157)         (76,927)       (906,376)        (71,840)
  Expenses involuntarily
   reduced..............    (199,033)              --              --              --
                          ----------       ----------     -----------      ----------
  Net Expenses..........     339,737          192,928       3,236,693         315,700
                          ----------       ----------     -----------      ----------
Net Investment Income...   4,289,967        1,443,704      21,256,620       1,579,079
                          ----------       ----------     -----------      ----------
Realized/Unrealized
 Gains From Investments:
Net realized gains on
 investment
 transactions...........      75,793          690,412       5,279,582         238,120
Net change in unrealized
 appreciation from
 investments............   1,355,906          872,041      14,019,771       1,140,211
                          ----------       ----------     -----------      ----------
Net realized/unrealized
 gains from investments.   1,431,699        1,562,453      19,299,353       1,378,331
                          ----------       ----------     -----------      ----------
Change in net assets
 resulting from
 operations.............  $5,721,666       $3,006,157     $40,555,973      $2,957,410
                          ==========       ==========     ===========      ==========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            Statements of Operations
                        For the Year Ended July 31, 2001

                          International                Small Cap     Balanced
                           Stock Fund    Value Fund      Fund          Fund
                          -------------  -----------  -----------  ------------
Investment Income:
Interest income.........  $    328,793   $    11,392  $        --  $  4,626,086
Dividend income.........     1,100,589     4,008,790      865,778     1,391,949
Foreign withholding tax.      (110,031)      (13,261)        (410)         (962)
                          ------------   -----------  -----------  ------------
  Total Income..........     1,319,351     4,006,921      865,368     6,017,073
                          ------------   -----------  -----------  ------------
Expenses:
Investment advisory
 fees...................     1,071,125     1,755,501      458,096     1,585,877
Administration fees.....       194,752       438,879       83,291       396,473
Distribution fees--Class
 A......................        26,335        16,357        4,757         1,995
Distribution fees--Class
 B......................        10,630        12,449        4,449        15,103
Accounting fees.........        45,050        70,686       17,392        70,208
Custodian fees..........       180,733        20,158        7,354        16,818
Transfer agent fees.....        51,592        59,708       63,284        58,977
Legal and audit fees....        10,323        23,077        5,647        16,877
Trustees' fees and
 expenses...............         7,486        13,599        2,561        13,968
Registration and filing
 fees...................        22,756        19,514        1,833        18,104
Other...................        13,278        21,653        4,625        21,489
                          ------------   -----------  -----------  ------------
  Total expenses before
   voluntary fee
   reductions...........     1,634,060     2,451,581      653,289     2,215,889
  Expenses voluntarily
   reduced..............      (153,880)      (98,681)     (61,474)     (278,858)
                          ------------   -----------  -----------  ------------
  Net Expenses..........     1,480,180     2,352,900      591,815     1,937,031
                          ------------   -----------  -----------  ------------
Net Investment Income
 (Loss).................      (160,829)    1,654,021      273,553     4,080,042
                          ------------   -----------  -----------  ------------
Realized/Unrealized
 Gains (Losses) From
 Investments:
Net realized gains
 (losses) from
 investment
 transactions...........   (20,039,355)     (480,352)   6,319,545       568,182
Net realized losses on
 foreign currency
 transactions...........      (895,984)           --           --            --
Net change in unrealized
 appreciation
 (depreciation) from
 investments............   (13,642,291)   (4,833,375)   7,517,696   (29,245,988)
Net change in unrealized
 appreciation from
 translation of assets
 and liabilities in
 foreign currencies.....        16,120            --           --            --
                          ------------   -----------  -----------  ------------
Net realized/unrealized
 gains (losses) from
 investments............   (34,561,510)   (5,313,727)  13,837,241   (28,677,806)
                          ------------   -----------  -----------  ------------
Change in net assets
 resulting from
 operations.............  $(34,722,339)  $(3,659,706) $14,110,794  $(24,597,764)
                          ============   ===========  ===========  ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                               Growth Stock Fund          Growth and Income Fund         New Asia Growth Fund
                          ----------------------------  ----------------------------  ----------------------------
                          For the Year   For the Year   For the Year   For the Year   For the Year   For the Year
                              Ended          Ended          Ended          Ended          Ended          Ended
                          July 31, 2001  July 31, 2000  July 31, 2001  July 31, 2000  July 31, 2001  July 31, 2000
                          -------------  -------------  -------------  -------------  -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................  $  (2,432,391) $  (2,597,908) $      5,390   $    (75,437)  $    (54,624)  $   (267,114)
 Net realized gains
  (losses) from
  investment
  transactions..........    (35,149,352)   162,640,111    (3,535,468)    30,917,478     (2,067,782)     5,169,225
 Net realized losses
  from foreign currency
  transactions..........             --             --            --             --        (79,988)       (86,414)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........   (132,507,615)    22,028,954   (54,966,527)    20,639,155     (4,929,032)    (1,407,741)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  translation of assets
  and liabilities in
  foreign currencies....             --             --            --             --        (26,432)         1,718
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in net assets
 resulting from
 operations.............   (170,089,358)   182,071,157   (58,496,605)    51,481,196     (7,157,858)     3,409,674
                          -------------  -------------  ------------   ------------   ------------   ------------
Distributions to Class A
 Shareholders:
 From net realized
  gains.................     (7,563,851)    (5,216,683)   (1,626,525)    (1,304,353)            --             --
Distributions to Class B
 Shareholders:
 From net realized
  gains.................     (7,594,422)    (3,302,902)   (2,096,564)    (1,288,955)            --             --
Distributions to Class Y
 Shareholders:
 From net investment
  income................             --             --       (51,971)            --             --             --
 In excess of net
  investment income.....             --             --            --       (116,423)            --             --
 From net realized
  gains.................   (115,994,183)  (101,861,172)  (25,539,798)   (21,833,893)            --             --
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in net assets
 from shareholder
 distributions..........   (131,152,456)  (110,380,757)  (29,314,858)   (24,543,624)            --             --
                          -------------  -------------  ------------   ------------   ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................    137,968,351    127,607,840    79,881,736     74,409,058     15,572,672     18,492,188
 Dividends reinvested...    112,935,503     99,345,989    23,289,167     18,970,376             --             --
 Cost of shares
  redeemed..............   (137,709,519)  (144,462,148)  (60,003,694)   (66,332,251)   (15,023,558)   (11,279,372)
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in net assets
 from share
 transactions...........    113,194,335     82,491,681    43,167,209     27,047,183        549,114      7,212,816
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in net assets....   (188,047,479)   154,182,081   (44,644,254)    53,984,755     (6,608,744)    10,622,490
Net Assets:
 Beginning of period....    563,885,686    409,703,605   229,733,242    175,748,487     29,266,706     18,644,216
                          -------------  -------------  ------------   ------------   ------------   ------------
 End of period..........  $ 375,838,207  $ 563,885,686  $185,088,988   $229,733,242   $ 22,657,962   $ 29,266,706
                          =============  =============  ============   ============   ============   ============
Share Transactions:
 Issued.................     10,271,184      6,626,955     4,822,786      3,700,508      1,514,500      1,411,844
 Reinvested.............      8,182,915      5,779,688     1,392,371        999,624             --             --
 Redeemed...............    (10,604,063)    (7,422,913)   (3,684,614)    (3,245,815)    (1,454,778)      (841,465)
                          -------------  -------------  ------------   ------------   ------------   ------------
Change in shares........      7,850,036      4,983,730     2,530,543      1,454,317         59,722        570,379
                          =============  =============  ============   ============   ============   ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                                                                            Short Intermediate
                               Diversified Fixed                 Ultra Short                   U.S. Treasury
                                  Income Fund                  Government Fund                Securities Fund
                          ----------------------------  ------------------------------- ----------------------------
                          For the Year   For the Year   For the Year    For the Period  For the Year   For the Year
                              Ended          Ended          Ended           Ended           Ended          Ended
                          July 31, 2001  July 31, 2000  July 31, 2001  July 31, 2000(a) July 31, 2001  July 31, 2000
                          -------------  -------------  -------------  ---------------- -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income..  $ 13,922,430   $ 13,935,280   $  4,289,967     $   255,560    $  1,443,704   $  1,499,376
 Net realized gains
  (losses) from
  investment
  transactions..........     3,507,443     (8,091,523)        75,793             (26)        690,412       (390,264)
 Net change in
  unrealized
  appreciation from
  investments...........    12,811,534      4,354,183      1,355,906          31,909         872,041        111,397
                          ------------   ------------   ------------     -----------    ------------   ------------
Change in net assets
 resulting from
 operations.............    30,241,407     10,197,940      5,721,666         287,443       3,006,157      1,220,509
                          ------------   ------------   ------------     -----------    ------------   ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................      (372,342)      (123,121)      (562,606)             --         (38,606)       (23,276)
 From net realized
  gains.................            --             --             --              --              --         (1,824)
 In excess of net
  realized gains........            --             --             --              --              --           (105)
Distributions to Class B
 Shareholders:
 From net investment
  income................      (158,018)      (113,327)       (23,577)             --              --             --
Distributions to Class Y
 Shareholders:
 From net investment
  income................   (13,393,474)   (13,698,833)    (3,703,784)       (255,560)     (1,405,098)    (1,476,100)
 In excess of net
  investment income.....            --            (29)            --              --              --             --
 From net realized
  gains.................            --             --             --              --              --       (110,546)
 In excess of net
  realized gains........            --             --             --              --              --         (6,347)
                          ------------   ------------   ------------     -----------    ------------   ------------
Change in net assets
 from shareholder
 distributions..........   (13,923,834)   (13,935,310)    (4,289,967)       (255,560)     (1,443,704)    (1,618,198)
                          ------------   ------------   ------------     -----------    ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................    75,478,926    135,146,720    166,758,202      47,732,316      42,321,040     20,306,930
 Proceeds from shares
  issued in connection
  with merger...........            --      6,342,651             --              --              --             --
 Dividends reinvested...     1,323,159        626,216      1,352,412         104,537         211,885        302,551
 Cost of shares
  redeemed..............   (99,708,149)   (92,916,180)   (51,721,134)       (385,502)    (28,837,426)   (21,306,391)
                          ------------   ------------   ------------     -----------    ------------   ------------
Change in net assets
 from share
 transactions...........   (22,906,064)    49,199,407    116,389,480      47,451,351      13,695,499       (696,910)
                          ------------   ------------   ------------     -----------    ------------   ------------
Change in net assets....    (6,588,491)    45,462,037    117,821,179      47,483,234      15,257,952     (1,094,599)
Net Assets:
 Beginning of period....   249,180,633    203,718,596     47,483,234              --      32,832,126     33,926,725
                          ------------   ------------   ------------     -----------    ------------   ------------
 End of period..........  $242,592,142   $249,180,633   $165,304,413     $47,483,234    $ 48,090,078   $ 32,832,126
                          ============   ============   ============     ===========    ============   ============
Share Transactions:
 Issued.................     7,082,302     13,119,766     16,418,266       4,764,530       4,357,378      2,181,452
 Shares issued in
  connection with
  merger................            --        617,695             --              --              --             --
 Reinvested.............       124,205         61,321        133,232          10,428          22,120         32,442
 Redeemed...............    (9,304,983)    (9,051,443)    (5,101,593)        (38,463)     (3,010,790)    (2,284,481)
                          ------------   ------------   ------------     -----------    ------------   ------------
Change in shares........    (2,098,476)     4,747,339     11,449,905       4,736,495       1,368,708        (70,587)
                          ============   ============   ============     ===========    ============   ============

--------
(a) For the period June 1, 2000 (commencement of operations) to July 31, 2000.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                                        Tax-Free Short Intermediate
                           Tax-Free Securities Fund           Securities Fund          International Stock Fund
                          ----------------------------  ----------------------------  ----------------------------
                          For the Year   For the Year   For the Year   For the Year   For the Year   For the Year
                              Ended          Ended          Ended          Ended          Ended          Ended
                          July 31, 2001  July 31, 2000  July 31, 2001  July 31, 2000  July 31, 2001  July 31, 2000
                          -------------  -------------  -------------  -------------  -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income
  (loss)................  $ 21,256,620   $ 21,150,322   $  1,579,079   $  1,699,947   $   (160,829)  $   (561,050)
 Net realized gains
  (losses) from
  investment
  transactions..........     5,279,582     (2,960,896)       238,120       (299,682)   (20,039,355)    24,776,357
 Net realized losses on
  foreign currency
  transactions..........            --             --             --             --       (895,984)    (1,157,659)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........    14,019,771     (2,811,306)     1,140,211         75,069    (13,642,291)    (1,432,695)
 Net change in
  unrealized
  appreciation
  (depreciation) from
  translation of assets
  and liabilities on
  foreign currencies....            --             --             --             --         16,120        (39,423)
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
 resulting from
 operations.............    40,555,973     15,378,120      2,957,410      1,475,334    (34,722,339)    21,585,530
                          ------------   ------------   ------------   ------------   ------------   ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................      (338,980)      (279,231)       (57,180)       (39,251)            --             --
 From net realized
  gains.................            --        (25,824)            --         (4,378)      (762,423)       (91,106)
Distributions to Class B
 Shareholders:
 From net investment
  income................      (133,433)      (117,686)            --             --             --             --
 From net realized
  gains.................            --        (15,328)            --             --       (231,225)        (7,776)
Distributions to Class Y
 Shareholders:
 From net investment
  income................   (20,784,207)   (20,753,402)    (1,521,899)    (1,660,746)            --             --
 From net realized
  gains.................            --     (1,920,393)            --       (219,099)   (19,792,292)    (3,558,270)
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
 from shareholder
 distributions..........   (21,256,620)   (23,111,864)    (1,579,079)    (1,923,474)   (20,785,940)    (3,657,152)
                          ------------   ------------   ------------   ------------   ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................    62,896,137     69,794,487      7,416,940      6,511,755     25,116,657     43,310,580
 Dividends reinvested...       374,320      2,248,401         63,505        270,535     16,888,086      3,217,535
 Cost of shares
  redeemed..............   (47,999,719)   (52,594,042)   (10,098,739)   (12,052,213)   (19,774,953)   (30,549,986)
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
 from share
 transactions...........    15,270,738     19,448,846     (2,618,294)    (5,269,923)    22,229,790     15,978,129
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets....    34,570,091     11,715,102     (1,239,963)    (5,718,063)   (33,278,489)    33,906,507
Net Assets:
 Beginning of period....   442,287,901    430,572,799     42,828,567     48,546,630    115,526,095     81,619,588
                          ------------   ------------   ------------   ------------   ------------   ------------
 End of period..........  $476,857,992   $442,287,901   $ 41,588,604   $ 42,828,567   $ 82,247,606   $115,526,095
                          ============   ============   ============   ============   ============   ============
Share Transactions:
 Issued.................     5,926,883      6,860,803        733,645        662,643      2,417,816      2,906,511
 Reinvested.............        35,455        221,380          6,317         27,471      1,638,853        212,108
 Redeemed...............    (4,538,733)    (5,170,856)      (997,031)    (1,224,407)    (1,936,333)    (2,007,414)
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in shares........     1,423,605      1,911,327       (257,069)      (534,293)     2,120,336      1,111,205
                          ============   ============   ============   ============   ============   ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets

                                  Value Fund                  Small Cap Fund                 Balanced Fund
                          ----------------------------  ----------------------------  ----------------------------
                          For the Year   For the Year   For the Year   For the Year   For the Year   For the Year
                              Ended          Ended          Ended          Ended          Ended          Ended
                          July 31, 2001  July 31, 2000  July 31, 2001  July 31, 2000  July 31, 2001  July 31, 2000
                          -------------  -------------  -------------  -------------  -------------  -------------
From Investment
 Activities:
Operations:
 Net investment income..  $  1,654,021   $  1,185,963   $    273,553   $    186,802   $  4,080,042   $  3,697,465
 Net realized gains
  (losses) from
  investment
  transactions..........      (480,352)    24,864,825      6,319,545      1,187,024        568,182     24,447,708
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........    (4,833,375)   (16,332,763)     7,517,696       (177,206)   (29,245,988)     7,675,167
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
 resulting from
 operations.............    (3,659,706)     9,718,025     14,110,794      1,196,620    (24,597,764)    35,820,340
                          ------------   ------------   ------------   ------------   ------------   ------------
Distributions to Class A
 Shareholders:
 From net investment
  income................       (12,038)        (3,515)        (4,299)          (656)        (4,902)        (2,914)
 In excess of net
  investment income.....            --            (56)            --            (23)            --             --
 From net realized
  gains.................      (257,655)        (5,029)       (36,759)        (4,224)       (32,859)          (336)
Distributions to Class B
 Shareholders:
 From net investment
  income................          (389)          (120)          (667)           (31)       (17,376)        (6,151)
 In excess of net
  investment income.....            --             (2)            --             (1)            --             --
 From net realized
  gains.................      (135,530)        (7,634)       (19,855)        (4,623)      (167,746)        (1,423)
Distributions to Class Y
 Shareholders:
 From net investment
  income................    (1,605,352)    (1,182,327)      (323,495)      (189,826)    (4,061,989)    (3,731,507)
 In excess of net
  investment income.....            --        (18,873)            --         (6,757)            --             --
 From net realized
  gains.................   (26,042,240)    (2,167,521)    (2,692,579)    (1,215,940)   (23,967,030)      (552,979)
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
 from shareholder
 distributions..........   (28,053,204)    (3,385,077)    (3,077,654)    (1,422,081)   (28,251,902)    (4,295,310)
                          ------------   ------------   ------------   ------------   ------------   ------------
Capital Transactions:
 Proceeds from shares
  issued................   105,450,463     98,235,654     31,244,362     24,787,490      1,137,538      3,735,458
 Proceeds from shares
  issued in conjunction
  with common trust fund
  conversion............            --     87,055,807             --             --             --             --
 Dividends reinvested...    16,731,255      1,506,322      1,556,345        591,003     24,194,998        563,792
 Cost of shares
  redeemed..............   (61,054,018)   (63,506,140)   (25,648,149)   (19,633,507)    (9,079,970)    (3,387,174)
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets
 from share
 transactions...........    61,127,700    123,291,643      7,152,558      5,744,986     16,252,566        912,076
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in net assets....    29,414,790    129,624,591     18,185,698      5,519,525    (36,597,100)    32,437,106
Net Assets:
 Beginning of period....   205,738,806     76,114,215     37,506,754     31,987,229    216,886,283    184,449,177
                          ------------   ------------   ------------   ------------   ------------   ------------
 End of period..........  $235,153,596   $205,738,806   $ 55,692,452   $ 37,506,754   $180,289,183   $216,886,283
                          ============   ============   ============   ============   ============   ============
Share Transactions:
 Issued.................    10,955,985      9,319,656      2,578,185      2,496,412        116,567        347,165
 Shares issued in
  conjunction with
  common trust fund
  conversion............            --      8,386,879             --             --             --             --
 Reinvested.............     1,820,662        149,845        147,149         62,901      2,504,771         52,874
 Redeemed...............    (6,224,804)    (6,030,049)    (2,196,970)    (1,955,814)      (947,825)      (311,209)
                          ------------   ------------   ------------   ------------   ------------   ------------
Change in shares........     6,551,843     11,826,331        528,364        603,499      1,673,513         88,830
                          ============   ============   ============   ============   ============   ============

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

                                  Security
 Shares                         Description                             Value
 ------- ---------------------------------------------------------   -----------

 Common Stocks (98.0%)
 Banks (0.5%)
  43,290 Bank of New York Co., Inc. ..............................   $ 1,941,989
                                                                     -----------
 Beverages (4.6%)
  70,390 Anheuser Busch Cos., Inc. ...............................     3,048,591
 308,754 PepsiCo, Inc. ...........................................    14,397,199
                                                                     -----------
                                                                      17,445,790
                                                                     -----------
 Business Equipment & Services (2.3%)
  57,740 First Data Corp. ........................................     4,002,537
 116,627 Paychex, Inc. ...........................................     4,583,441
                                                                     -----------
                                                                       8,585,978
                                                                     -----------
 Computers & Peripherals (5.1%)
 487,464 Cisco Systems, Inc. (b)..................................     9,369,058
 276,960 EMC Corp. (b)............................................     5,461,651
 267,864 Sun Microsystems, Inc. (b)...............................     4,363,505
                                                                     -----------
                                                                      19,194,214
                                                                     -----------
 Consumer Durable (3.4%)
 249,800 Harley-Davidson, Inc. ...................................    12,892,178
                                                                     -----------
 Diversified Operations (4.0%)
 281,280 Tyco International Ltd. .................................    14,964,096
                                                                     -----------
 Electrical Equipment (3.2%)
 276,423 General Electric Co. ....................................    12,024,401
                                                                     -----------
 Electronic Components/Instruments (3.0%)
 216,800 Flextronics International Ltd. (b).......................     5,894,792
 248,560 Sanmina Corp. (b)........................................     5,421,094
                                                                     -----------
                                                                      11,315,886
                                                                     -----------
 Electronics--Semiconductors (6.0%)
 124,410 Applied Materials, Inc. (b)..............................     5,705,443
  99,950 Intel Corp. .............................................     2,979,510
  78,330 International Rectifier Corp. (b)........................     2,924,842
 207,680 Teradyne, Inc. (b).......................................     7,056,966
 116,240 Texas Instruments, Inc. .................................     4,010,280
                                                                     -----------
                                                                      22,677,041
                                                                     -----------
 Entertainment (1.9%)
 155,610 AOL Time Warner, Inc. (b)................................     7,072,475
                                                                     -----------
 Environmental Services (0.6%)
 115,690 Republic Services, Inc. (b)..............................     2,302,231
                                                                     -----------
 Financial Services (9.8%)
  55,540 Capital One Financial Corp. .............................     3,569,556
 128,760 Citigroup, Inc. .........................................     6,465,040
  43,570 J.P. Morgan Chase & Co. .................................     1,886,581
 168,660 Morgan Stanley Dean Witter & Co. ........................    10,089,241
 133,490 Stilwell Financial, Inc. ................................     3,959,313
 226,840 Wells Fargo & Co. .......................................    10,448,249
                                                                     -----------
                                                                      36,417,980
                                                                     -----------

                                  Security
 Shares                         Description                             Value
 ------- ---------------------------------------------------------   -----------

 Common Stocks, continued
 Health Care (2.3%)
  55,565 Cardinal Health, Inc. ...................................   $ 4,091,251
  43,820 WellPoint Health Networks, Inc. (b)......................     4,686,987
                                                                     -----------
                                                                       8,778,238
                                                                     -----------
 Health Care Facilities (2.6%)
 177,160 Tenet Healthcare Corp. (b)...............................     9,834,152
                                                                     -----------
 Insurance (2.1%)
  92,940 American International Group, Inc. ......................     7,737,255
                                                                     -----------
 Insurance--Life & Health (1.7%)
 220,740 AFLAC, Inc. .............................................     6,529,489
                                                                     -----------
 Medical--Biotechnology (3.4%)
  45,370 Amgen, Inc. (b)..........................................     2,845,153
 142,190 Applied Biosystems Group.................................     4,009,757
  57,950 Pharmaceutical Product Development, Inc. (b).............     2,052,010
 135,810 Waters Corp. (b).........................................     4,006,395
                                                                     -----------
                                                                      12,913,315
                                                                     -----------
 Medical Instruments (1.2%)
  97,220 Medtronic, Inc. .........................................     4,669,477
                                                                     -----------
 Medical Services (1.8%)
  87,658 IMPATH, Inc. (b).........................................     4,132,198
  37,470 Quest Diagnostics, Inc. (b)..............................     2,589,177
                                                                     -----------
                                                                       6,721,375
                                                                     -----------
 Oil & Gas--Exploration & Production Services (2.6%)
  83,865 El Paso Corp. ...........................................     4,340,013
  72,930 National-Oilwell, Inc. (b)...............................     1,385,670
  60,440 Noble Drilling Corp. (b).................................     1,854,904
  52,530 Weatherford International, Inc. (b)......................     2,214,140
                                                                     -----------
                                                                       9,794,727
                                                                     -----------
 Pharmaceuticals (8.9%)
  30,720 Elan Corp., PLC, ADR (b).................................     1,774,080
  73,137 Johnson & Johnson, Inc...................................     3,956,712
 160,356 King Pharmaceuticals, Inc. (b)...........................     7,248,091
  62,542 Lilly (Eli) & Co.........................................     4,958,330
 200,192 Pfizer, Inc. ............................................     8,251,914
 190,060 Schering-Plough Corp.....................................     7,421,843
                                                                     -----------
                                                                      33,610,970
                                                                     -----------
 Restaurants (1.5%)
 132,890 Brinker International, Inc. (b)..........................     3,351,486
 128,980 Starbucks Corp. (b)......................................     2,326,799
                                                                     -----------
                                                                       5,678,285
                                                                     -----------
 Retail (9.5%)
  86,530 Costco Wholesale Corp. (b)...............................     3,725,117
 111,280 Kohl's Corp. (b).........................................     6,374,118
 168,900 Lowe's Cos., Inc. .......................................     6,448,602
 259,640 Wal-Mart Stores, Inc.....................................    14,513,876
 123,890 Walgreen Co..............................................     4,175,093
                                                                     -----------
                                                                      35,236,806
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

                                  Security
 Shares                         Description                             Value
 ------- ---------------------------------------------------------   -----------

 Common Stocks, continued
 Retail--Food Chain (1.2%)
 101,010 Safeway, Inc. (b)........................................   $ 4,460,602
                                                                     -----------
 Software & Computer Services (8.8%)
  60,990 Adobe Systems, Inc. (b)..................................     2,286,515
  52,080 Check Point Software Technologies  Ltd. (b)..............     2,304,019
  57,090 DST Systems, Inc. (b)....................................     2,697,503
  86,700 Internet Security Systems, Inc. (b)......................     1,996,701
  85,720 Micromuse, Inc. (b)......................................     1,308,944
 171,250 Microsoft Corp. (b)......................................    11,335,037
 258,120 Oracle Corp. (b).........................................     4,666,810
  63,360 VeriSign, Inc. (b).......................................     3,460,090
  68,803 VERITAS Software Corp. (b)...............................     2,917,935
                                                                     -----------
                                                                      32,973,554
                                                                     -----------
 Telecommunications--Services & Equipment (3.7%)
  36,140 CIENA Corp. (b)..........................................     1,197,680
  77,910 Corning, Inc.............................................     1,220,071
 144,460 Nokia Corp., ADR.........................................     3,150,672
 168,890 Nortel Networks Corp.....................................     1,342,676
  97,360 Polycom, Inc. (b)........................................     2,477,811
  97,610 Scientific-Atlanta, Inc..................................     2,484,174
 116,580 Tellabs, Inc. (b)........................................     1,920,073
                                                                     -----------
                                                                      13,793,157
                                                                     -----------

                                 Security
 Shares                        Description                            Value
 ------- -------------------------------------------------------   ------------
 Common Stocks, continued
 Utilities--Diversified (0.5%)
  42,890 Dynegy, Inc., Class A..................................   $  1,989,238
                                                                   ------------
 Utilities--Gas Distribution (0.8%)
  94,400 Williams Cos., Inc. ...................................      3,162,400
                                                                   ------------
 Utilities--Telecommunications (1.0%)
  37,620 ALLTEL Corp............................................      2,319,273
  52,410 Qwest Communications International,  Inc. (b)..........      1,362,660
                                                                   ------------
                                                                      3,681,933
                                                                   ------------
  Total Common Stocks (Cost $378,551,780)                           368,399,232
                                                                   ------------
 Depositary Receipts (2.1%)
 191,099 Nasdaq 100 Share Index (b).............................      7,980,294
                                                                   ------------
  Total Depositary Receipts (Cost $12,342,980)                        7,980,294
                                                                   ------------
 Investment Companies (0.2%)
 701,224 The One Group Prime Money Market  Fund (I Shares)......        701,224
                                                                   ------------
  Total Investment Companies (Cost $701,224)                            701,224
                                                                   ------------
  Total Investments (Cost $391,595,984)
   (a)--100.3%                                                      377,080,750
  Liabilities in excess of other assets--(0.3)%                      (1,242,543)
                                                                   ------------
  Net Assets--100.0%                                               $375,838,207
                                                                   ============

--------
(a) Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,966,152. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized
    appreciation.......... $ 44,746,068
   Unrealized
    depreciation..........  (63,227,454)
                           ------------
   Net unrealized
    depreciation.......... $(18,481,386)
                           ============

(b) Non-income producing security.
ADR--American Depositary Receipt
PLC--Public Limited Company
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

  Shares                    Security Description                       Value
 --------- ------------------------------------------------------   ------------

 Common Stocks (97.9%)
 Automotive (0.4%)
    31,411 Ford Motor Co. .......................................   $    800,038
                                                                    ------------
 Banks (0.7%)
    35,850 FleetBoston Financial Corp. ..........................      1,345,092
                                                                    ------------
 Beverages (2.8%)
    55,400 Anheuser Busch Cos., Inc. ............................      2,399,374
    58,295 PepsiCo, Inc. ........................................      2,718,296
                                                                    ------------
                                                                       5,117,670
                                                                    ------------
 Business Equipment & Services (3.5%)
    88,260 Deluxe Corp. .........................................      2,783,720
    10,940 Omnicom Group.........................................        955,828
    69,055 Paychex, Inc. ........................................      2,713,862
                                                                    ------------
                                                                       6,453,410
                                                                    ------------
 Computers & Peripherals (4.4%)
   193,320 Cisco Systems, Inc. (b)...............................      3,715,610
   118,710 EMC Corp. (b).........................................      2,340,961
   127,720 Sun Microsystems, Inc. (b)............................      2,080,559
                                                                    ------------
                                                                       8,137,130
                                                                    ------------
 Consumer Durable (1.2%)
    43,140 Harley-Davidson, Inc. ................................      2,226,455
                                                                    ------------
 Diversified Operations (3.9%)
    45,550 Honeywell International, Inc. ........................      1,679,429
   103,900 Tyco International Ltd. ..............................      5,527,480
                                                                    ------------
                                                                       7,206,909
                                                                    ------------
 Electrical Equipment (3.2%)
   137,910 General Electric Co. .................................      5,999,085
                                                                    ------------
 Electronic Components/Instruments (4.7%)
   103,970 Flextronics International Ltd. (b)....................      2,826,944
   123,480 Sanmina Corp. (b).....................................      2,693,099
   133,540 Vishay Intertechnology, Inc. (b)......................      3,211,637
                                                                    ------------
                                                                       8,731,680
                                                                    ------------
 Electronics--Semiconductors (3.4%)
    25,720 Applied Materials, Inc. (b)...........................      1,179,519
    17,970 International Rectifier Corp. (b).....................        671,000
    40,830 Teradyne, Inc. (b)....................................      1,387,403
    89,884 Texas Instruments, Inc. ..............................      3,100,998
                                                                    ------------
                                                                       6,338,920
                                                                    ------------
 Entertainment (1.9%)
    75,970 AOL Time Warner, Inc. (b).............................      3,452,837
                                                                    ------------
 Financial Services (14.0%)
    70,395 Alliance Capital Management Holding L.P. .............      3,660,540
    53,800 Capital One Financial Corp. ..........................      3,457,726
    14,170 Freddie Mac...........................................        969,795
    86,215 J.P. Morgan Chase & Co. ..............................      3,733,110
    36,690 MGIC Investment Corp. ................................      2,753,218

  Shares                    Security Description                       Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued
 Financial Services, continued
    82,260 Morgan Stanley Dean Witter & Co. .....................   $  4,920,792
   157,840 Stilwell Financial, Inc. .............................      4,681,533
    35,410 Wells Fargo & Co. ....................................      1,630,985
                                                                    ------------
                                                                      25,807,699
                                                                    ------------
 Health Care (2.3%)
    28,505 Cardinal Health, Inc. ................................      2,098,823
    20,730 WellPoint Health Networks, Inc. (b)...................      2,217,281
                                                                    ------------
                                                                       4,316,104
                                                                    ------------
 Health Care Facilities (0.6%)
    20,800 Tenet Healthcare Corp. (b)............................      1,154,608
                                                                    ------------
 Insurance (4.1%)
    62,295 American International Group, Inc. ...................      5,186,059
    24,410 Marsh & McLennan Cos., Inc. ..........................      2,450,764
                                                                    ------------
                                                                       7,636,823
                                                                    ------------
 Insurance--Life & Health (1.1%)
    66,090 AFLAC, Inc. ..........................................      1,954,942
                                                                    ------------
 Medical--Biotechnology (2.6%)
    24,870 Amgen, Inc. (b).......................................      1,559,598
    43,900 Applied Biosystems Group..............................      1,237,980
    67,600 Waters Corp. (b)......................................      1,994,200
                                                                    ------------
                                                                       4,791,778
                                                                    ------------
 Medical Instruments (1.2%)
    44,320 Medtronic, Inc. ......................................      2,128,690
                                                                    ------------
 Medical Supplies (1.4%)
    52,830 Baxter International, Inc.............................      2,630,934
                                                                    ------------
 Oil & Gas--Exploration & Production Services (3.4%)
    68,020 Exxon Mobil Corp. ....................................      2,840,515
    29,490 Noble Drilling Corp. (b)..............................        905,048
    55,090 Ocean Energy, Inc. ...................................      1,081,968
    51,530 USX-Marathon Group....................................      1,528,895
                                                                    ------------
                                                                       6,356,426
                                                                    ------------
 Pharmaceuticals (7.6%)
    24,230 Bristol-Myers Squibb Co. .............................      1,432,962
    63,140 Elan Corp., PLC, ADR (b)..............................      3,646,335
    25,666 Johnson & Johnson, Inc. ..............................      1,388,531
    29,200 Lilly (Eli) & Co. ....................................      2,314,976
    68,026 Pfizer, Inc. .........................................      2,804,032
    63,020 Schering-Plough Corp. ................................      2,460,931
                                                                    ------------
                                                                      14,047,767
                                                                    ------------
 Publishing (1.2%)
    35,900 McGraw-Hill Cos., Inc. ...............................      2,203,183
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

  Shares                    Security Description                       Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued
 Real Estate (2.5%)
    72,570 Franchise Finance Corp. of America....................   $  1,865,049
   105,300 Healthcare Realty Trust, Inc. ........................      2,752,542
                                                                    ------------
                                                                       4,617,591
                                                                    ------------
 Restaurants (1.9%)
    64,470 Brinker International, Inc. (b).......................      1,625,933
   108,366 Starbucks Corp. (b)...................................      1,954,923
                                                                    ------------
                                                                       3,580,856
                                                                    ------------
 Retail (7.7%)
    41,250 Costco Wholesale Corp. (b)............................      1,775,813
    51,675 Kohl's Corp. (b)......................................      2,959,944
    51,240 Lowe's Cos., Inc. ....................................      1,956,343
   107,770 Wal-Mart Stores, Inc. ................................      6,024,343
    39,960 Walgreen Co. .........................................      1,346,652
                                                                    ------------
                                                                      14,063,095
                                                                    ------------
 Retail--Food Chain (0.7%)
    29,250 Safeway, Inc. (b).....................................      1,291,680
                                                                    ------------
 Software & Computer Services (6.1%)
    46,420 Computer Associates International, Inc. ..............      1,600,562
    37,670 DST Systems, Inc. (b).................................      1,779,908
    56,150 Microsoft Corp. (b)...................................      3,716,568
   171,430 Oracle Corp. (b)......................................      3,099,454
    31,010 Sybase, Inc. (b)......................................        461,429
    13,710 VERITAS Software Corp. (b)............................        581,441
                                                                    ------------
                                                                      11,239,362
                                                                    ------------
 Telecommunications--Services & Equipment (3.9%)
   130,560 ADC Telecommunications, Inc. (b)......................        641,050
    38,650 Corning, Inc. ........................................        605,259

  Shares                    Security Description                       Value
 --------- ------------------------------------------------------   ------------

 Common Stocks, continued
 Telecommunications--Services & Equipment, continued
   110,160 MasTec, Inc. (b)......................................   $  1,605,030
    37,590 Nokia Corp., ADR......................................        819,838
   182,330 Nortel Networks Corp. ................................      1,449,524
    47,900 Scientific-Atlanta, Inc. .............................      1,219,055
    51,800 Tellabs, Inc. (b).....................................        853,146
                                                                    ------------
                                                                       7,192,902
                                                                    ------------
 Utilities--Diversified (0.5%)
    21,100 Dynegy, Inc., Class A.................................        978,618
                                                                    ------------
 Utilities--Gas Distribution (0.8%)
    46,480 Williams Cos., Inc. ..................................      1,557,080
                                                                    ------------
 Utilities--Telecommunications (4.2%)
    76,270 ALLTEL Corp. .........................................      4,702,046
    55,476 Verizon Communications................................      3,004,025
                                                                    ------------
                                                                       7,706,071
                                                                    ------------
  Total Common Stocks (Cost $177,065,212)                            181,065,435
                                                                    ------------
 Depositary Receipts (1.1%)
    17,000 S&P 500 Depositary Receipt............................      2,062,950
                                                                    ------------
  Total Depositary Receipts (Cost $2,415,437)                          2,062,950
                                                                    ------------
 Investment Companies (1.1%)
 2,080,649 The One Group Prime Money Market Fund (I Shares)......      2,080,649
                                                                    ------------
  Total Investment Companies (Cost $2,080,649)                         2,080,649
                                                                    ------------
  Total Investments (Cost $181,561,298)
   (a)--100.1%                                                       185,209,034
  Liabilities in excess of other assets--(0.1)%                        (120,046)
                                                                    ------------
  Net Assets--100.0%                                                $185,088,988
                                                                    ============

--------
(a) Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $41,219. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
    appreciation.......... $ 30,487,625
   Unrealized
    depreciation..........  (26,881,108)
                           ------------
   Net unrealized
    appreciation.......... $  3,606,517
                           ============

(b)  Non-income producing security.
ADR--American Depositary Receipt
PLC--Public Limited Company
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (91.9%)
 China (8.9%)
 Automobiles (1.0%)
   644,000 Denway Motors Ltd. (b).................................   $   222,941
                                                                     -----------
 Computers & Peripherals (1.1%)
   446,000 Legend Holdings Ltd. ..................................       240,173
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (0.2%)
   132,600 Digital China Holdings Ltd. (b)........................        50,579
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (1.3%)
   285,000 CNOOC Ltd. (b).........................................       294,158
                                                                     -----------
 Real Estate (1.7%)
   258,000 China Resources Enterprise Ltd. .......................       387,030
                                                                     -----------
 Telecommunications (3.6%)
   186,500 China Mobile Ltd. (b)..................................       827,359
                                                                     -----------
                                                                       2,022,240
                                                                     -----------
 Hong Kong (26.3%)
 Banks (5.3%)
   716,000 HKCB Bank Holding Co., Ltd. ...........................       282,291
    81,200 HSBC Holdings PLC......................................       926,585
                                                                     -----------
                                                                       1,208,876
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (8.0%)
   104,300 Hutchison Whampoa Ltd. ................................     1,006,306
   107,000 Swire Pacific Ltd., Class A............................       572,083
   100,000 Wharf Holdings Ltd. ...................................       226,300
                                                                     -----------
                                                                       1,804,689
                                                                     -----------
 Financial Services (0.8%)
   120,000 Hong Kong Exchanges & Clearing Ltd. ...................       177,706
                                                                     -----------
 Real Estate (7.0%)
   463,000 Amoy Properties Ltd. ..................................       510,527
    46,000 Cheung Kong Holdings Ltd. .............................       455,613
    70,000 Sun Hung Kai Properties Ltd. ..........................       614,792
                                                                     -----------
                                                                       1,580,932
                                                                     -----------
 Retail (2.6%)
 1,020,000 Giordano International Ltd. ...........................       581,969
                                                                     -----------
 Television (1.7%)
    92,000 Television Broadcasts Ltd. ............................       385,722
                                                                     -----------
 Textile/Apparel (0.9%)
   128,000 Li & Fung Ltd..........................................       211,709
                                                                     -----------
                                                                       5,951,603
                                                                     -----------
 Malaysia (2.6%)
 Banks (0.9%)
   325,000 Public Bank Berhad.....................................       202,704
                                                                     -----------
 Diversified--Conglomerates, Holding Companies (1.7%)
   150,000 Genting Berhad.........................................       376,985
                                                                     -----------
                                                                         579,689
                                                                     -----------

                                  Security
  Shares                         Description                            Value
 -------- --------------------------------------------------------   -----------

 Common Stocks, continued
 Singapore (13.1%)
 Banks (4.5%)
   61,000 DBS Group Holdings Ltd..................................   $   457,030
   86,000 Oversea-Chinese Banking Corp., Ltd......................       544,107
                                                                     -----------
                                                                       1,001,137
                                                                     -----------
 Electronic Components/Instruments (2.2%)
   71,000 Venture Manufacturing Ltd...............................       508,311
                                                                     -----------
 Electronics--Semiconductors (0.9%)
   82,000 Chartered Semiconductor Manufacturing Ltd. (b)..........       212,071
                                                                     -----------
 Industrials (1.3%)
  190,000 Singapore Technologies Engineering Ltd..................       289,980
                                                                     -----------
 Publishing (2.2%)
   46,000 Singapore Press Holdings Ltd............................       492,716
                                                                     -----------
 Real Estate (1.0%)
  180,000 Capitaland Ltd..........................................       234,759
                                                                     -----------
 Telecommunication Equipment (1.0%)
   65,000 Datacraft Asia Ltd......................................       234,000
                                                                     -----------
                                                                       2,972,974
                                                                     -----------
 South Korea (22.8%)
 Automobiles (1.6%)
   22,000 Hyundai Motor Co., Ltd..................................       373,742
                                                                     -----------
 Banks (6.7%)
   80,200 Hana Bank...............................................       519,650
   51,500 Kookmin Bank............................................       672,539
   35,000 Shinhan Bank............................................       330,327
                                                                     -----------
                                                                       1,522,516
                                                                     -----------
 Electronic Components/Instruments (7.0%)
   10,700 Samsung Electronics Co., Ltd............................     1,562,189
                                                                     -----------
 Retail (3.1%)
    9,595 Shinsegae Department Store Co. .........................       710,410
                                                                     -----------
 Software & Computer Services (0.8%)
    2,700 NCsoft Corp. ...........................................       178,273
                                                                     -----------
 Telecommunications (3.6%)
    8,000 Korea Telecom Corp. ....................................       329,133
    3,100 SK Telecom Co., Ltd. ...................................       495,587
                                                                     -----------
                                                                         824,720
                                                                     -----------
                                                                       5,171,850
                                                                     -----------
 Taiwan (18.2%)
 Computers & Peripherals (6.9%)
  435,000 Acer, Inc. .............................................       215,317
  178,100 Ambit Microsystems Corp. (c)............................       735,488
  137,500 Asustek Computer, Inc. .................................       601,460
                                                                     -----------
                                                                       1,552,265
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

                                                                    Unrealized
                                        Delivery Contract Market  Appreciation/
Currency                                  Date    Value   Value   (Depreciation)
--------                                -------- -------- ------  --------------
Short Contracts:
Singapore Dollar.......................  8/2/01   (5,934) (5,961)       (27)
                                                  ------  ------       ----
Total Short Contracts..................           (5,934) (5,961)       (27)
                                                  ------  ------       ----
Long Contracts:
Singapore Dollar.......................  8/1/01   32,283  32,143       (140)
                                                  ------  ------       ----
Total Long Contracts...................           32,283  32,143       (140)
                                                  ------  ------       ----

--------
(a) Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $314,290. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.  $   872,707
   Unrealized depreciation.   (3,702,457)
                             -----------
   Net unrealized
    depreciation...........  $(2,829,750)
                             ===========

(b) Non-income producing security.
(c) A portion of this security is restricted as to resale at July 31, 2001.
PLC--Public Limited Company.

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Taiwan, continued
 Electronic Components/Instruments (3.4%)
    76,000 Hon Hai Precision Industry Co., Ltd. ..................   $   354,314
   200,200 Macronix International Co., Ltd. (b)...................       160,742
   459,084 Unipac Optoelectronics Corp. (b).......................       258,946
                                                                     -----------
                                                                         774,002
                                                                     -----------
 Electronics--Semiconductors (7.9%)
   123,000 Elan Microelectronics Corp. ...........................       185,834
   533,400 Taiwan Semiconductor Manufacturing Co., Ltd. (b).......     1,013,110
   542,800 United Microelectronics Corp. (b)(c)...................       607,645
                                                                     -----------
                                                                       1,806,589
                                                                     -----------
                                                                       4,132,856
                                                                     -----------
  Total Common Stocks (Cost $23,346,672)                              20,831,212
                                                                     -----------

                              Security
  Shares                    Description                       Value
 --------- ---------------------------------------------   -----------

 Cash Sweep (3.8%)
 United States (3.8%)
   850,555 Union Bank of California Money Market Fund...   $   850,555
                                                           -----------
  Total Cash Sweep (Cost $850,555)                             850,555
                                                           -----------
  Total Investments (Cost $24,197,227) (a)--95.7%           21,681,767
  Other assets in excess of liabilities--4.3%                  976,195
                                                           -----------
  Net Assets--100.0%                                       $22,657,962
                                                           ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

  Principal
   Amount                    Security Description                      Value
 ----------- ----------------------------------------------------   ------------

 Corporate Bonds (50.3%)
 Banks--Foreign (3.8%)
 $   50,000  Bayerische Landesbank-NY, 7.38%, 12/14/02...........    $   52,188
  1,000,000  Bayerische Landesbank-NY, 5.88%, 12/1/08............       995,000
  5,000,000  KFW International Finance, 5.25%, 6/28/06...........     5,018,750
  3,000,000  Swiss Bank Corp.-NY, 6.75%, 7/15/05.................     3,123,750
                                                                     ----------
                                                                      9,189,688
                                                                     ----------
 Business Equipment & Services (0.8%)
  2,000,000  Pitney Bowes, Inc., 5.95%, 2/1/05...................     2,037,500
                                                                     ----------
 Consumer Goods & Services (2.3%)
  4,700,000  Proctor & Gamble, 8.50%, 8/10/09....................     5,481,375
                                                                     ----------
 Electrical Equipment (2.3%)
  5,000,000  Emerson Electric Co., 7.88%, 6/1/05.................     5,462,500
                                                                     ----------
 Financial Services (7.6%)
  1,200,000  Associates Corp. N.A., 7.95%, 2/15/10...............     1,330,500
  4,000,000  Citigroup, Inc., 6.50%, 1/18/11.....................     4,090,000
  1,125,000  Ford Motor Credit Co., 7.57%, 5/16/05...............     1,129,219
  3,000,000  General Electric Capital Corp., 8.63%, 6/15/08......     3,457,500
  5,000,000  Goldman Sachs Group, Inc., 6.88%, 1/15/11...........     5,118,749
     50,000  IBM Credit Corp., 7.00%, 1/28/02, MTN...............        50,750
    400,000  Pitney Bowes Credit Corp., 6.80%, 10/1/01...........       401,500
  3,000,000  Wells Fargo & Co., 5.90%, 5/21/06...................     3,067,500
                                                                     ----------
                                                                     18,645,718
                                                                     ----------
 Food Distributors (1.1%)
  2,495,000  SYSCO Corp., 7.25%, 4/15/07.........................     2,697,719
                                                                     ----------
 Foreign Government (1.4%)
  3,290,000  Province of Ontario, 6.00%, 2/21/06.................     3,388,700
                                                                     ----------
 Foreign Trade & International Banking Institutions (1.8%)
  3,950,000  LB Baden-Wauerttemberg, 7.88%, 4/15/04..............     4,270,938
                                                                     ----------
 Insurance (7.1%)
  4,400,000  GE Global Insurance Corp., 7.75%, 6/15/30...........     4,961,000
  1,550,000  GEICO Corp., 7.50%, 4/15/05.........................     1,652,688

  Principal
   Amount                    Security Description                     Value
  ---------  ---------------------------------------------------   ------------

 Corporate Bonds, continued
 Insurance, continued
 $5,000,000  Hartford Financial Services Group, 7.75%, 6/15/05..   $ 5,393,749
  3,755,000  John Hancock Global Funding Group, 7.90%, 7/2/10
              (b)...............................................     4,182,131
    125,000  MBIA, Inc., 8.20%, 10/1/22.........................       130,781
  1,000,000  St. Paul Cos., Inc., 7.29%, 8/28/07................     1,062,500
                                                                   -----------
                                                                    17,382,849
                                                                   -----------
 Medical Supplies (1.7%)
  3,950,000  Becton, Dickinson & Co., 7.15%, 10/1/09............     4,182,063
                                                                   -----------
 Oil & Gas--Exploration & Production Services (5.0%)
    800,000  Amoco Argentina, 6.63%, 9/15/05....................       844,000
  3,200,000  Amoco Canada, 7.25%, 12/01/02......................     3,340,000
  1,450,000  Amoco Canada, 7.95%, 10/1/22.......................     1,553,313
  5,475,000  Rowan Cos., Inc., Title XI Shipping Bonds, 5.88%,
              3/15/12, U.S. Gov't Guaranteed....................     5,625,562
    650,000  Societe Nationale Elf Aquitaine, 8.00%, 10/15/01...       654,875
                                                                   -----------
                                                                    12,017,750
                                                                   -----------
 Pharmaceuticals (2.3%)
  5,000,000  Johnson & Johnson, 8.72%, 11/1/24..................     5,618,750
                                                                   -----------
 Publishing (1.5%)
  3,400,000  Times Mirror Co., 7.45%, 10/15/09..................     3,578,500
                                                                   -----------
 Restaurants (1.0%)
  2,400,000  McDonald's Corp., 6.50%, 8/1/07....................     2,502,000
                                                                   -----------
 Retail (2.1%)
  1,900,000  Wal-Mart Stores, Inc., 8.00%, 9/15/06..............     2,128,000
  2,500,000  Wal-Mart Stores, Inc., 8.85%, 1/2/15...............     3,018,750
                                                                   -----------
                                                                     5,146,750
                                                                   -----------
 Supranational Agency (6.1%)
  3,009,000  Asian Development Bank, 6.50%, 9/21/02.............     3,091,748
  1,000,000  Asian Development Bank, 6.13%, 3/9/04..............     1,040,000
  4,240,000  Interamerica Development Bank, 8.50%, 3/15/11......     5,093,300
  5,200,000  Interamerica Development Bank, 6.80%, 10/15/25.....     5,505,500
    112,000  International Bank for Reconstruction &
              Development, 0.00%, 8/15/01.......................       111,793
                                                                   -----------
                                                                    14,842,341
                                                                   -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001


  Principal
   Amount                    Security Description                      Value
 ----------- ----------------------------------------------------   ------------

 Corporate Bonds, continued
 Telecommunications (0.2%)
 $  400,000  BellSouth Corp., 6.00%, 6/15/02.....................   $    406,000
                                                                    ------------
 Utilities--Electric (2.2%)
  5,000,000  WPS Resources Corp., 7.00%, 11/1/09.................      5,243,750
                                                                    ------------
  Total Corporate Bonds (Cost $115,500,352)                          122,094,891
                                                                    ------------
 U.S. Government Agencies (16.5%)
 Federal Home Loan Bank (4.0%)
  1,000,000  5.88%, 9/17/01......................................      1,002,770
  5,000,000  6.50%, 11/15/05.....................................      5,287,500
  3,000,000  7.63%, 5/14/10......................................      3,401,250
                                                                    ------------
                                                                       9,691,520
                                                                    ------------
 Federal Home Loan Mortgage Corp. (0.6%)
    325,000  6.75%, 5/30/06......................................        347,662
  1,000,000  6.38%, 8/1/11.......................................      1,000,800
                                                                    ------------
                                                                       1,348,462
                                                                    ------------
 Federal National Mortgage Association (8.1%)
  2,000,000  6.00%, 5/30/06......................................      2,027,500
  5,000,000  5.75%, 7/26/06......................................      5,050,000
  2,100,000  7.69%, 9/13/06......................................      2,111,298
  1,325,000  6.76%, 7/16/07......................................      1,360,576
  8,000,000  6.00%, 5/15/08......................................      8,264,720
  1,000,000  6.88%, 9/10/12......................................      1,057,620
                                                                    ------------
                                                                      19,871,714
                                                                    ------------
 Private Export Funding (3.8%)
    565,000  7.11%, 4/15/07......................................        615,850
  5,000,000  6.49%, 7/15/07......................................      5,300,000
  3,100,000  6.67%, 9/15/09......................................      3,297,625
                                                                    ------------
                                                                       9,213,475
                                                                    ------------
  Total U.S. Government Agencies (Cost $38,917,467)                   40,125,171
                                                                    ------------

  Shares or
  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 U.S. Treasury Notes (10.7%)
 $3,000,000  6.00%, 8/15/04.....................................   $  3,154,230
  5,000,000  7.25%, 8/15/04.....................................      5,432,200
  1,000,000  7.50%, 2/15/05.....................................      1,103,230
  8,815,000  6.50%, 5/15/05.....................................      9,466,605
  6,000,000  6.63%, 5/15/07.....................................      6,578,640
    200,000  5.75%, 8/15/10.....................................        210,440
                                                                   ------------
  Total U.S. Treasury Notes (Cost $24,435,374)                       25,945,345
                                                                   ------------
 U.S. Treasury Bonds (14.3%)
 15,400,000  7.25%, 5/15/16.....................................     18,116,560
  8,000,000  7.88%, 2/15/21.....................................     10,144,320
  6,000,000  6.25%, 8/15/23.....................................      6,466,860
                                                                   ------------
  Total U.S. Treasury Bonds (Cost $32,332,147)                       34,727,740
                                                                   ------------
 Private Placements (5.5%)
 Financial Services (2.1%)
  5,000,000  AIG SunAmerica Global Financing V, 5.20%, 5/10/04
              (b)...............................................      5,081,250
                                                                   ------------
 Insurance (2.1%)
  5,000,000  Monumental Global Funding, 6.05%, 1/19/06 (b)......      5,093,750
                                                                   ------------
 Machinery--Farm (1.3%)
  3,000,000  New Holland Equipment Receivables Trust, 6.80%,
              12/15/07 (b)......................................      3,106,219
                                                                   ------------
  Total Private Placements (Cost $12,991,769)                        13,281,219
                                                                   ------------
 Investment Companies (1.6%)
  3,812,432  The One Group Prime Money Market Fund (I Shares)...      3,812,432
                                                                   ------------
  Total Investment Companies (Cost $3,812,432)                        3,812,432
                                                                   ------------
  Total Investments (Cost $227,989,541)
   (a)--98.9%                                                       239,986,798
  Other assets in excess of liabilities--1.1%                         2,605,344
                                                                   ------------
  Net Assets--100.0%                                               $242,592,142
                                                                   ============

--------
(a) Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $73,357. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $11,937,938
   Unrealized depreciation..     (14,038)
                             -----------
   Net unrealized
    appreciation............ $11,923,900
                             ===========

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
MTN--Medium Term Note
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Ultra Short Government Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

  Principal
   Amount                     Security Description                      Value
 ----------- -----------------------------------------------------   -----------

 U.S. Government Agencies (103.9%)
 Federal Farm Credit Bank (9.5%)
 $    73,000 6.66%, 8/15/01.......................................   $    72,894
   5,000,000 6.00%, 10/1/01.......................................     5,019,150
   2,000,000 6.88%, 5/1/02........................................     2,047,500
   1,000,000 5.64%, 8/19/02.......................................     1,017,910
     100,000 5.72%, 2/4/03........................................       102,456
   1,100,000 5.70%, 6/18/03.......................................     1,130,250
      35,000 5.38%, 9/11/03.......................................        35,788
     500,000 6.40%, 10/20/03......................................       521,250
     750,000 5.10%, 6/7/04........................................       761,250
   5,000,000 5.05%, 7/19/04.......................................     5,032,815
                                                                     -----------
                                                                      15,741,263
                                                                     -----------
 Federal Home Loan Bank (85.4%)
  77,706,000 3.69%, 8/1/01........................................    77,698,039
     565,000 5.50%, 8/13/01.......................................       565,328
     300,000 5.88%, 8/15/01.......................................       300,246
     100,000 7.26%, 9/6/01........................................       100,348
      60,000 5.42%, 9/10/01.......................................        60,109
   1,000,000 5.88%, 9/17/01.......................................     1,002,770
   4,150,000 5.18%, 2/19/02.......................................     4,185,109
     300,000 6.03%, 3/20/02.......................................       304,539
     400,000 6.00%, 3/27/02.......................................       406,164
   7,000,000 6.75%, 5/1/02........................................     7,162,050
     175,000 6.69%, 5/28/02.......................................       179,375
     425,000 6.00%, 8/15/02.......................................       435,128
   2,000,000 6.75%, 8/15/02.......................................     2,062,500
   1,750,000 7.00%, 8/15/02.......................................     1,809,063
     110,000 7.03%, 8/21/02.......................................       110,138
      80,000 6.23%, 8/26/02.......................................        82,137
   1,500,000 6.38%, 11/15/02......................................     1,548,750
   1,250,000 6.03%, 11/21/02......................................     1,285,425
   3,000,000 5.13%, 1/13/03.......................................     3,052,500

  Principal
   Amount                    Security Description                      Value
 ----------- ----------------------------------------------------   ------------

 U.S. Government Agencies, continued
 Federal Home Loan Bank, continued
 $ 2,000,000 5.40%, 1/15/03......................................   $  2,042,700
   2,000,000 5.53%, 1/15/03......................................      2,046,360
     300,000 5.37%, 1/16/03......................................        306,285
      35,000 5.95%, 3/6/03.......................................         36,063
     350,000 5.72%, 7/9/03.......................................        360,024
   1,270,000 5.58%, 9/2/03.......................................      1,303,680
     530,000 5.28%, 11/10/03.....................................        530,000
   3,500,000 6.38%, 11/14/03.....................................      3,655,435
     800,000 5.40%, 11/20/03.....................................        818,696
   3,000,000 5.38%, 1/5/04.......................................      3,067,500
   2,000,000 5.25%, 2/13/04......................................      2,040,000
   1,500,000 4.88%, 4/16/04......................................      1,515,000
   9,000,000 4.88%, 5/14/04......................................      9,090,000
  12,000,000 4.75%, 6/28/04......................................     12,059,999
                                                                    ------------
                                                                     141,221,460
                                                                    ------------
 Student Loan Marketing Association (3.1%)
   5,000,000 5.00%, 6/30/04......................................      5,062,500
                                                                    ------------
 Tennessee Valley Authority (5.9%)
     150,000 6.50%, 8/20/01......................................        150,184
   2,050,000 6.00%, 9/24/02......................................      2,098,689
   7,500,000 4.75%, 7/15/04......................................      7,533,000
                                                                    ------------
                                                                       9,781,873
                                                                    ------------
  Total U.S. Government Agencies (Cost $170,419,281)                 171,807,096
                                                                    ------------
  Total Investments (Cost $170,419,281)
   (a)--103.9%                                                       171,807,096
  Liabilities in excess of other assets--(3.9)%                      (6,502,683)
                                                                    ------------
  Net Assets--100.0%                                                $165,304,413
                                                                    ============

--------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $1,395,775
   Unrealized depreciation...     (7,960)
                              ----------
   Net unrealized
    appreciation............. $1,387,815
                              ==========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Short Intermediate U.S. Treasury Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001


 Principal
   Amount                    Security Description                       Value
 ---------- ------------------------------------------------------   -----------

 U.S. Treasury Notes (68.3%)
 $  600,000 6.13%, 12/31/01.......................................   $   606,678
  2,000,000 6.38%, 8/15/02........................................     2,058,660
  3,235,000 6.25%, 8/31/02........................................     3,328,136
  3,500,000 6.25%, 2/15/03........................................     3,633,560
  7,500,000 5.88%, 2/15/04........................................     7,833,824
  1,750,000 6.00%, 8/15/04........................................     1,839,968
  3,000,000 5.88%, 11/15/04.......................................     3,146,610
  1,800,000 6.50%, 5/15/05........................................     1,933,056
  3,200,000 6.50%, 8/15/05........................................     3,443,296
  5,000,000 4.63%, 5/15/06........................................     5,024,800
                                                                     -----------
  Total U.S. Treasury Notes (Cost $32,246,023)                        32,848,588
                                                                     -----------
 U.S. Government Agencies (30.1%)
 Federal Farm Credit Bank (3.2%)
    500,000 5.10%, 11/9/05........................................       499,785
     10,000 6.50%, 11/22/05.......................................        10,563
  1,000,000 5.50%, 6/15/06........................................     1,016,250
                                                                     -----------
                                                                       1,526,598
                                                                     -----------

 Shares or
 Principal                         Security
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 U.S. Government Agencies, continued
 Federal Home Loan Bank (26.9%)
 $7,140,000 3.69%, 8/1/01........................................   $ 7,139,268
    200,000 5.40%, 11/20/03......................................       204,674
  1,000,000 5.25%, 2/13/04.......................................     1,020,000
  1,500,000 5.25%, 5/13/05.......................................     1,518,750
     15,000 6.34%, 10/19/05......................................        15,764
  3,000,000 5.38%, 5/15/06.......................................     3,033,750
                                                                    -----------
                                                                     12,932,206
                                                                    -----------
  Total U.S. Government Agencies (Cost $14,372,736)                  14,458,804
                                                                    -----------
 Investment Companies (0.0%)
        770 The One Group U.S. Treasury Securities Money Market
             Fund (Fiduciary Shares).............................           770
                                                                    -----------
  Total Investment Companies (Cost $770)                                    770
                                                                    -----------
  Total Investments (Cost $46,619,529) (a)--98.4%                    47,308,162
  Other assets in excess of liabilities--1.6%                           781,916
                                                                    -----------
  Net Assets--100.0%                                                $48,090,078
                                                                    ===========

--------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....  $692,469
   Unrealized depreciation.....    (3,836)
                                 --------
   Net unrealized appreciation.  $688,633
                                 ========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Alternative Minimum Tax Paper (13.9%)
 Hawaii (13.7%)
 $15,375,000 Hawaii Airport System Revenue, Second Series,
              6.90%, 7/1/12, MBIA...............................   $ 18,154,184
  11,000,000 Hawaii Department of Budget & Finance, Special
              Purpose Mortgage Revenue, Hawaii Electric Co.,
              Series A, 6.60%, 1/1/25, MBIA.....................     11,791,670
   2,145,000 Hawaii Department of Budget & Finance, Special
              Purpose Mortgage Revenue, Hawaiian Electric Co. &
              Subsidiaries, 6.55%, 12/1/22, MBIA................      2,258,471
   3,000,000 Hawaii Department of Budget & Finance, Special
              Purpose Revenue, Hawaii Electric Co., 5.70%,
              7/1/20, AMBAC.....................................      3,126,660
   5,000,000 Hawaii Department of Budget & Finance, Special
              Purpose Revenue, Hawaii Electric Co., Series A,
              6.20%, 5/1/26, MBIA...............................      5,318,050
   7,200,000 Hawaii Department of Budget & Finance, Special
              Purpose Revenue, Hawaii Electric Co., Series A,
              5.65%, 10/1/27, MBIA..............................      7,462,440
   2,650,000 Hawaii Harbor Capital Improvement Revenue,
              6.10%, 7/1/07, FGIC...............................      2,853,944
   1,350,000 Hawaii Harbor Capital Improvement Revenue,
              6.50%, 7/1/19, FGIC...............................      1,407,132
   4,660,000 Hawaii Harbor Capital Improvement Revenue,
              6.38%, 7/1/24, FGIC...............................      4,961,735
   3,830,000 Hawaii Housing Finance & Development Corp., Single
              Family Mortgage Revenue, Series A, 6.00%, 7/1/26..      3,919,469
   3,000,000 Hawaii State Airport System Revenue, 5.63%, 7/1/18,
              FGIC..............................................      3,128,310
   1,000,000 Secondary Market Services Corp., Hawaii Student
              Loan Revenue, Series II, 2.80%*, 9/1/35...........      1,000,000
                                                                   ------------
                                                                     65,382,065
                                                                   ------------

  Principal
   Amount                   Security Description                     Value
 ----------- --------------------------------------------------   ------------

 Alternative Minimum Tax Paper, continued
 Texas (0.2%)
 $ 1,000,000 Gulf Coast Waste Disposal Authority, Amoco Oil Co.
              Project Revenue, 2.70%*, 8/1/23..................   $  1,000,000
                                                                  ------------
  Total Alternative Minimum Tax Paper (Cost $60,618,486)            66,382,065
                                                                  ------------
 Municipal Bonds (84.2%)
 Arizona (1.9%)
   1,000,000 Arizona Unified School District, Maricopa County,
              GO, 5.40%, 7/1/12................................      1,047,640
   2,150,000 Phoenix Civic Improvement Corp. Revenue, 5.25%,
              7/1/16, Callable 7/1/07 @ 100, MBIA..............      2,211,447
   2,510,000 Scottsdale, GO, 5.38%, 7/1/16, Callable 7/1/11 @
              101..............................................      2,648,828
   2,750,000 Scottsdale, GO, 5.75%, 7/1/17, Callable 7/1/09 @
              100..............................................      3,067,598
                                                                  ------------
                                                                     8,975,513
                                                                  ------------
 California (1.2%)
   2,745,000 San Francisco City & County Airport Community,
              International Airport Revenue, 5.63%, 5/1/21,
              Callable 5/1/06 @ 101, FGIC......................      2,860,098
   3,000,000 San Francisco City & County Airport Community,
              International Airport Revenue, Series 27B, 5.00%,
              5/1/19, FGIC.....................................      3,006,660
                                                                  ------------
                                                                     5,866,758
                                                                  ------------
 Colorado (0.2%)
     365,000 Adams & Arapahoe County, GO, Series C, 5.35%,
              12/1/15, FGIC....................................        390,692
      35,000 Adams & Arapahoe County, GO, Series C, 5.35%,
              12/1/15, Pre-refunded 12/1/06 @ 102, FGIC........         38,576
     600,000 Adams & Arapahoe County, GO, Series C, 5.35%,
              12/1/15, FGIC....................................        625,788
                                                                  ------------
                                                                     1,055,056
                                                                  ------------
 Florida (6.3%)
   2,500,000 Florida State Board of Education, GO, Series D,
              5.75%, 6/1/22, Callable 6/1/10 @ 101.............      2,666,000

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Florida, continued
 $ 2,990,000 Florida State Board of Education, GO, Series E,
              5.25%, 6/1/12, Callable 6/1/11 @ 101..............   $  3,198,881
   3,000,000 Florida State Board of Education, Series C, 5.88%,
              6/1/20, Callable 6/1/10 @ 101.....................      3,269,730
   5,000,000 Florida State, Turnpike Authority Revenue,
              Department of Transportation, 5.50%, 7/1/17, FGIC.      5,213,450
   3,500,000 Florida State, Turnpike Authority Revenue,
              Department of Transportation, Series A, 5.75%,
              7/1/17, Callable 7/1/10 @ 101.....................      3,768,240
   2,000,000 Miami-Dade County Revenue Bond, 6.00%, 7/1/20,
              Callable 7/1/10 @ 101.............................      2,197,580
   4,875,000 Orange County, Public Tax Service, 6.00%, 10/1/24,
              FGIC..............................................      5,207,280
   3,725,000 Orlando, Utilities Community Water & Electric
              Revenue Refunding, Series D, 6.75%, 10/1/17.......      4,524,311
                                                                   ------------
                                                                     30,045,472
                                                                   ------------
 Georgia (2.7%)
     390,000 Georgia Municipal Electric Authority Power Revenue,
              Series W, 6.60%, 1/1/18, Escrowed to Maturity,
              MBIA..............................................        460,438
   6,420,000 Georgia Municipal Electric Authority Power Revenue,
              Series W, 6.60%, 1/1/18, MBIA.....................      7,729,936
   1,865,000 Georgia Municipal Electric Authority, Series B,
              6.13%, 1/1/14, FGIC...............................      1,954,837
   2,330,000 Metropolitan Atlanta, Rapid Transportation
              Authority, Sales Tax Revenue, Series P,
              6.25%, 7/1/11, AMBAC..............................      2,728,314
                                                                   ------------
                                                                     12,873,525
                                                                   ------------
 Hawaii (44.0%)
   1,000,000 Hawaii County, 4.70%, 2/1/07.......................      1,043,240
   1,000,000 Hawaii County, 4.90%, 2/1/09.......................      1,045,030
   2,320,000 Hawaii County, GO, 5.20%, 2/1/15...................      2,386,654
   1,375,000 Hawaii County, GO, Series A, 4.50%, 2/1/04, FGIC...      1,415,191

  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
 $ 1,810,000 Hawaii County, GO, Series A, 5.00%, 2/1/10, FGIC...   $  1,886,726
   2,095,000 Hawaii County, GO, Series A, 5.10%, 2/1/13, FGIC...      2,164,784
     605,000 Hawaii County, GO, Series A, 5.60%, 5/1/13, FGIC...        663,413
   1,065,000 Hawaii County, GO, Series A, 5.50%, 7/15/14, FGIC..      1,139,933
   1,340,000 Hawaii County, GO, Series A, 5.50%, 7/15/15, FGIC..      1,425,479
   2,000,000 Hawaii County, Series A, 5.50%, 5/1/08, FGIC.......      2,179,380
   2,000,000 Hawaii County, Series A, 5.50%, 5/15/16, Callable
              5/15/09 @ 101, FSA................................      2,105,080
   2,000,000 Hawaii County, Series B, 4.70%, 5/15/05............      2,086,420
   1,455,000 Hawaii Department of Budget & Finance, Queens
              Health System, 5.88%, 7/1/11......................      1,541,616
   3,245,000 Hawaii Department of Budget & Finance, Queens
              Health System, 6.05%, 7/1/16......................      3,382,231
   1,700,000 Hawaii Department of Budget & Finance, Special
              Purpose Mortgage, Kapiolani Health Care System,
              6.30%, 7/1/08, Callable 7/1/03 @ 102, MBIA........      1,806,590
   3,680,000 Hawaii Department of Budget & Finance, Special
              Purpose Mortgage, Kapiolani Health Care System,
              6.40%, 7/1/13, Callable 7/1/03 @ 102, MBIA........      3,900,616
   5,000,000 Hawaii Department of Budget & Finance, Special
              Purpose Revenue, Queens Health System, Series A,
              3.05%*, 7/1/26....................................      5,000,000
   1,400,000 Hawaii Department of Transportation, Special
              Facility Revenue, 5.75%, 3/1/13...................      1,424,780
   1,400,000 Hawaii Harbor Capital Improvement Revenue,
              6.20%, 7/1/08, MBIA...............................      1,458,618
   2,795,000 Hawaii Housing Finance & Development Corp.,
              5.70%, 7/1/13, FNMA...............................      2,907,471
   5,980,000 Hawaii Housing Finance & Development Corp.,
              5.85%, 7/1/17.....................................      6,175,007

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
 $ 3,775,000 Hawaii Housing Finance & Development Corp.,
              7.00%, 7/1/31, FNMA...............................   $  3,873,414
   1,430,000 Hawaii Housing Finance & Development Corp., Single
              Family Mortgage Purchase Revenue, Series B,
              6.90%, 7/1/16, FNMA...............................      1,467,495
   2,340,000 Hawaii Housing Finance & Development Corp.,
              University of Hawaii Housing, 5.70%, 10/1/25,
              AMBAC.............................................      2,420,613
   4,185,000 Hawaii State Department of Budget & Finance,
              4.95%, 4/1/12.....................................      4,342,858
   2,000,000 Hawaii State Department of Budget & Finance,
              Hawaiian Electric Co. Revenue, Series A, 5.50%,
              12/1/14, Callable 12/1/09 @ 101, AMBAC............      2,133,580
   3,500,000 Hawaii State Department of Budget & Finance,
              Special Purpose Revenue Queens Health System,
              Series B, 5.25%, 7/1/23, Callable 7/1/08 @ 102....      3,522,120
   2,000,000 Hawaii State Highway Revenue, 4.88%, 7/1/07, FGIC..      2,075,680
   1,000,000 Hawaii State Highway Revenue, 5.25%, 7/1/14,
              Callable 7/1/08 @ 101, FGIC.......................      1,042,350
   1,250,000 Hawaii State Highway Revenue, 5.25%, 7/1/16,
              Callable 7/1/06 @ 102, MBIA.......................      1,283,438
   1,350,000 Hawaii State Highway Revenue, 5.38%, 7/1/17, FSA...      1,404,689
   2,530,000 Hawaii State Highway Revenue, 5.38%, 7/1/18, FSA...      2,619,511
   3,500,000 Hawaii State, Airport System Revenue, 5.60%,
              7/1/04, MBIA......................................      3,724,595
   2,000,000 Hawaii State, GO, Series BZ, 6.00%, 10/1/12, FGIC..      2,277,800
   1,350,000 Hawaii State, GO, Series CH, 4.75%, 11/1/11, MBIA..      1,398,695
   1,335,000 Hawaii State, GO, Series CH, 4.75%, 11/1/13, MBIA..      1,347,269
   1,000,000 Hawaii State, GO, Series CL, 5.25%, 3/1/16, FGIC...      1,077,530
   3,000,000 Hawaii State, GO, Series CM, 6.50%, 12/1/13, FGIC..      3,547,110

  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
 $ 1,500,000 Hawaii State, GO, Series CN, 6.25%, 3/1/08, FGIC...   $  1,696,230
   4,000,000 Hawaii State, GO, Series CN, 5.25%, 3/1/13,
              Callable 3/1/07 @ 102, FGIC.......................      4,177,640
   2,000,000 Hawaii State, GO, Series CN, 5.50%, 3/1/14,
              Callable 3/1/07 @ 102, FGIC.......................      2,112,680
   4,975,000 Hawaii State, GO, Series CN, 5.25%, 3/1/15,
              Callable 3/1/07 @ 102, FGIC.......................      5,141,165
   3,000,000 Hawaii State, GO, Series CO, 6.00%, 9/1/05, FGIC...      3,286,200
   5,255,000 Hawaii State, GO, Series CP, 5.00%, 10/1/12,
              Callable 10/1/07 @ 101, FGIC......................      5,443,286
   5,500,000 Hawaii State, GO, Series CR, 5.00%, 4/1/17,
              Callable 4/1/08 @ 101, MBIA.......................      5,549,664
   2,000,000 Hawaii State, GO, Series CT, 5.88%, 9/1/17,
              Callable 9/1/09 @ 101, FSA........................      2,195,560
   2,000,000 Hawaii State, GO, Series CT, 5.88%, 9/1/17,
              Callable 9/1/09 @ 101, FSA........................      2,187,020
   1,000,000 Hawaii State, GO, Series CU, 5.50%, 10/1/17,
              Callable 10/1/10 @ 100, MBIA......................      1,049,810
   5,300,000 Hawaii State, Series CP, 5.00%, 10/1/13, FGIC......      5,453,487
   4,310,000 Hawaii State, Series CP, 5.00%, 10/1/15, FGIC......      4,384,822
   3,000,000 Hawaii State, Series CP, 5.00%, 10/1/16, Callable
              10/1/07 @ 101, FGIC...............................      3,037,920
   2,050,000 Hawaii State, Series CP, 5.00%, 10/1/17, FGIC......      2,067,630
   3,150,000 Hawaii State, Series CR, 5.00%, 4/1/16, Callable
              4/1/08 @ 101, MBIA................................      3,191,769
   9,000,000 Honolulu City & County Waste Water Systems Revenue,
              5.00%, 7/1/13, FGIC...............................      8,823,509
   1,535,000 Honolulu City & County Water, 6.00%, 12/1/10, FGIC.      1,738,725
   2,320,000 Honolulu City & County Water, 6.00%, 12/1/11, FGIC.      2,643,895
     935,000 Honolulu City & County Water, 6.00%, 12/1/14, FGIC.      1,065,283
   2,125,000 Honolulu City & County, GO, Series A, 6.00%,
              1/1/11, Escrowed to Maturity, FGIC................      2,410,898

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
 $   465,000 Honolulu City & County, GO, Series A, 5.75%,
              4/1/12, Escrowed to Maturity, FGIC................   $    517,931
     370,000 Honolulu City & County, GO, Series A, 5.00%,
              11/1/12, MBIA.....................................        394,879
   1,010,000 Honolulu City & County, GO, Series A, 5.00%,
              11/1/12, MBIA.....................................      1,038,795
   1,325,000 Honolulu City & County, GO, Series A, 5.63%,
              9/1/13, Pre-refunded 9/1/06 @ 102, FGIC...........      1,470,565
   3,500,000 Honolulu City & County, GO, Series A, 5.38%,
              9/1/18, FSA.......................................      3,619,560
   1,000,000 Honolulu City & County, GO, Series B, 5.13%,
              7/1/10, Callable 7/1/09 @ 101, FGIC...............      1,063,540
     475,000 Honolulu City & County, GO, Series B, 5.50%,
              10/1/11, FGIC.....................................        523,555
     640,000 Honolulu City & County, GO, Series B, 5.25%,
              10/1/12, FGIC.....................................        685,197
   2,125,000 Honolulu City & County, GO, Series C, 5.50%,
              11/1/05, FGIC.....................................      2,293,768
   3,000,000 Honolulu City & County, GO, Series C, 5.50%,
              11/1/09, FGIC.....................................      3,291,120
   2,500,000 Honolulu City & County, GO, Series C, 5.13%,
              7/1/16, FGIC......................................      2,561,400
   3,725,000 Honolulu City & County, Series A, 7.35%, 7/1/06,
              FGIC..............................................      4,332,101
     875,000 Honolulu City & County, Series A, 6.00%, 1/1/11,
              FGIC..............................................        988,374
   4,820,000 Honolulu City & County, Series A, 5.75%, 4/1/11,
              FGIC..............................................      5,387,699
   1,865,000 Honolulu City & County, Series A, 5.75%, 4/1/12,
              FGIC..............................................      2,070,598
   3,345,000 Honolulu City & County, Series A, 5.75%, 4/1/13,
              FGIC..............................................      3,704,889
     850,000 Honolulu City & County, Series A, 5.75%, 4/1/13,
              FGIC..............................................        945,532
       5,000 Honolulu City & County, Series A, 5.63%, 9/1/13,
              Callable 9/1/06 @ 102, FGIC.......................          5,330
   1,670,000 Honolulu City & County, Series A, 5.63%, 9/1/13,
              Callable 9/1/06 @ 102, FGIC.......................      1,844,448
   1,385,000 Honolulu City & County, Series B, 5.50%, 10/1/11,
              FGIC..............................................      1,519,373
  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Hawaii, continued
 $   295,000 Honolulu City & County, Series B, 5.25%, 10/1/12,
              FGIC..............................................   $    316,910
   2,595,000 Honolulu City & County, Series B, 5.13%, 7/1/18,
              Callable 7/1/09 @ 101.............................      2,632,160
   1,010,000 Kauai County, 5.55%, 8/1/04........................      1,075,175
   1,075,000 Kauai County, 5.65%, 8/1/05........................      1,161,710
   1,130,000 Kauai County, 5.75%, 8/1/06........................      1,237,994
   1,340,000 Kauai County, Series C, 5.90%, 8/1/09, AMBAC.......      1,502,998
     935,000 Maui County Refunding, 5.25%, 9/1/06...............        975,420
   1,180,000 Maui County Refunding, 5.13%, 12/15/10.............      1,216,061
     545,000 Maui County Water, Series A, 6.20%, 12/1/03, FGIC..        556,565
   1,000,000 Maui County, GO, 6.00%, 12/15/08, FGIC.............      1,128,510
   1,020,000 Maui County, GO, 5.90%, 6/1/14.....................      1,131,639
   1,005,000 Maui County, Series A, 5.10%, 9/1/11, Callable
              9/1/07 @ 101......................................      1,053,672
   1,160,000 Maui County, Series A, 5.13%, 3/1/15...............      1,191,134
   2,040,000 Maui County, Series A, 5.38%, 3/1/17...............      2,119,172
                                                                   ------------
                                                                    209,911,973
                                                                   ------------
 Indiana (0.4%)
   2,000,000 Purdue University Student Fee Revenue, Series E,
              2.70%*, 7/1/11....................................      2,000,000
                                                                   ------------
 Kansas (1.6%)
   3,725,000 Burlington Pollution Control Refunding, Kansas Gas
              & Electric Co. Project, 7.00%, 6/1/31.............      3,846,696
   2,195,000 Kansas City Utilities System Revenue, 6.38%,
              9/1/23, Callable 9/1/04 @ 102.....................      2,372,027
   1,065,000 Kansas City Utilities System Revenue, 6.38%,
              9/1/23............................................      1,181,319
                                                                   ------------
                                                                      7,400,042
                                                                   ------------
 Massachusetts (0.4%)
   1,000,000 Massachusetts State Water Pollution Abatement
              Trust, 5.70%, 2/1/13..............................      1,066,920
   1,000,000 Massachusetts State, GO, Series C, 5.75%, 10/1/20..      1,068,150
                                                                   ------------
                                                                      2,135,070
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Michigan (3.6%)
 $ 3,000,000 Caledonia Community Schools, GO, 5.50%, 5/1/23,
              FGIC..............................................   $  3,098,520
   4,400,000 Michigan Environmental Protection Program, GO,
              5.40%, 11/1/19....................................      4,500,320
   3,000,000 Michigan Municipal Building Authority Revenue,
              5.50%, 10/1/21, Callable 10/1/10 @ 101............      3,135,180
   1,500,000 Michigan State Building Authority Revenue, Series
              II, 5.00%, 10/15/12, Callable 10/15/07 @ 101......      1,551,900
   2,245,000 Michigan Strategic Obligations Revenue, 6.95%,
              5/1/11............................................      2,714,340
   2,250,000 Saline Area Schools, GO, 5.50%, 5/1/15, FGIC.......      2,326,545
                                                                   ------------
                                                                     17,326,805
                                                                   ------------
 Minnesota (0.4%)
     995,000 Minneapolis, GO, Series B, 2.55%*, 12/1/07.........        995,000
   1,000,000 St. Paul, GO, Series B, 5.00%, 3/1/13..............      1,033,720
                                                                   ------------
                                                                      2,028,720
                                                                   ------------
 Montana (0.7%)
   3,400,000 Montana State Health Facilities Authority Revenue,
              Series A, 2.75%*, 12/1/15.........................      3,400,000
                                                                   ------------
 New Mexico (0.4%)
   1,625,000 Sante Fe, Gross Receipts Tax Revenue, 5.63%,
              6/1/16............................................      1,685,873
                                                                   ------------
 New York (5.7%)
   3,645,000 New York City Transitional Revenue, Series A,
              5.38%, 5/1/16.....................................      3,849,485
   7,430,000 New York City Transitional Revenue, Series C,
              5.25%, 5/1/15, Callable 5/1/08 @ 101..............      7,717,614
   6,200,000 New York State Authority General Revenue, Series D,
              5.50%, 1/1/16, Callable 1/1/07 @ 102..............      6,503,117
   2,950,000 New York State Environmental Facilities Pollution
              Control, 5.13%, 6/15/16...........................      3,019,207

  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 New York, continued
 $ 2,000,000 New York State Transit Authority, Highway & Bridge,
              Revenue, Series A, 5.80%, 4/1/18, Callable 4/1/10
              @ 101, FSA........................................   $  2,175,740
   1,800,000 New York, GO, Series A, 5.75%, 5/15/24, Callable
              5/15/10 @ 101, FGIC...............................      1,933,092
   2,000,000 Triborough Bridge & Tunnel Authority, New York
              Revenue, General Purpose, 5.30%, 1/1/17...........      2,069,220
                                                                   ------------
                                                                     27,267,475
                                                                   ------------
 Ohio (2.7%)
   2,320,000 Cleveland Package Facilities Revenue, 5.50%,
              9/15/16...........................................      2,422,474
   1,630,000 Cleveland Waterworks Revenue, 6.25%, 1/1/16, MBIA..      1,678,460
   3,165,000 Columbus Airport Authority, 5.00%, 1/1/16..........      3,208,234
   1,000,000 Hamilton County, Sales Tax Revenue, Series B,
              5.25%, 12/1/18, AMBAC.............................      1,025,880
   1,000,000 Ohio State Building Authority, Adult Correction
              Facility Revenue, Series A, 5.50%, 10/1/14, FSA...      1,074,860
   2,250,000 Ohio State Community Turnpike Revenue, Series B,
              5.50%, 2/15/12, FSA...............................      2,464,763
   1,000,000 Ohio Water Development Authority, Pollution
              Control, 5.50%, 12/1/15, MBIA.....................      1,036,380
                                                                   ------------
                                                                     12,911,051
                                                                   ------------
 Oregon (1.8%)
   3,100,000 Clackamas Community College, GO, 5.25%, 6/15/16,
              FGIC..............................................      3,218,327
   5,000,000 Portland Sewer System Revenue, Series A, 5.75%,
              8/1/18, FGIC......................................      5,366,300
                                                                   ------------
                                                                      8,584,627
                                                                   ------------
 Pennsylvania (1.2%)
   5,640,000 Allegheny County Port Authority Revenue, 5.00%,
              3/1/21, Callable 3/1/11 @ 101, FGIC...............      5,625,786
                                                                   ------------
 Tennessee (1.4%)
   4,730,000 Shelby County, Series A, 5.63%, 4/1/15.............      4,926,957
   1,600,000 Shelby County, Series B, 5.25%, 8/1/17, Callable
              8/1/07 @ 101......................................      1,644,128
                                                                   ------------
                                                                      6,571,085
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001


  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Virginia (3.0%)
 $ 5,000,000 Commonwealth of Virginia Public School Authority,
              Special Obligation, Chesapeake School, 5.63%,
              6/1/15............................................   $  5,264,250
   2,995,000 Fairfax County Public Improvement, Series A,
              5.50%, 6/1/14.....................................      3,111,685
   3,650,000 Norfolk Water Revenue, 5.75%, 11/1/13, MBIA........      3,952,549
   1,750,000 Richmond Refunding, 5.20%, 1/15/14.................      1,811,933
                                                                   ------------
                                                                     14,140,417
                                                                   ------------
 Washington (4.1%)
   3,475,000 Douglas County School District, GO, 5.00%, 12/1/17,
              FGIC..............................................      3,491,472
   3,000,000 King County, Sewer Revenue, 6.25%, 1/1/14, Callable
              1/1/09 @ 101, FGIC................................      3,353,190
   4,500,000 Seattle Municipal Light & Power Revenue, 5.00%,
              3/1/20, FSA.......................................      4,440,870
   2,880,000 Snohomish County, GO, 5.25%, 12/1/12, MBIA.........      3,071,376

  Shares or
  Principal
   Amount                    Security Description                     Value
 ----------- ---------------------------------------------------   ------------

 Municipal Bonds, continued
 Washington, continued
 $ 1,000,000 Snohomish County, GO, 5.70%, 12/1/14, MBIA.........   $  1,076,750
   4,000,000 Washington State, GO, Series A, 5.63%, 7/1/19......      4,207,160
                                                                   ------------
                                                                     19,640,818
                                                                   ------------
 Wisconsin (0.5%)
   2,125,000 Madison, GO, Series A, 4.10%, 8/1/07...............      2,148,928
                                                                   ------------
  Total Municipal Bonds (Cost $378,703,214)                         401,594,994
                                                                   ------------
 Investment Companies (1.9%)
   8,949,022 Dreyfus Tax Exempt Money Market Fund...............      8,949,022
                                                                   ------------
  Total Investment Companies (Cost $8,949,022)                        8,949,022
                                                                   ------------
  Total Investments
   (Cost $448,270,722) (a)--100.0%                                  476,926,081
  Liabilities in excess of other assets--0.0%                           (68,089)
                                                                   ------------
  Net Assets--100.0%                                               $476,857,992
                                                                   ============

--------
* Variable rate security. Rate presented represents rate in effect July 31, 2001. Maturity reflects final maturity date.
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $28,746,468
   Unrealized depreciation..     (91,109)
                             -----------
   Net unrealized
    appreciation............ $28,655,359
                             ===========

  AMBAC--AMBAC Indemnity Corporation
  FGIC--Insured by the Financial Guaranty Insurance Corporation
  FSA--Insured by Financial Security Assurance
  FNMA--Insured by Federal National Mortgage Association Collateral
  GO--General Obligation
  MBIA--Insured by Municipal Bond Insurance Association
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

 Principal                         Security
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Alternative Minimum Tax Paper (15.2%)
 Hawaii (11.2%)
 $1,000,000 Hawaii State Airport System Revenue, 4.75%, 7/1/06,
             FGIC................................................   $ 1,042,620
    585,000 Hawaii State Harbor, Capital Improvements Revenue,
             5.80%, 7/1/04, FGIC.................................       623,247
  1,000,000 Hawaii State Housing Finance & Development, Single
             Family, Series A, 4.55%, 7/1/02.....................     1,011,730
  1,890,000 Hawaii State Housing Finance & Development, Single
             Family, Series A, 4.75%, 7/1/06.....................     1,940,690
                                                                    -----------
                                                                      4,618,287
                                                                    -----------
 Illinois (1.4%)
    600,000 Madison County, Environmental Improvement Revenue,
             Series A, 4.85%*, 3/1/33............................       600,000
                                                                    -----------
 Utah (2.6%)
  1,000,000 Utah State Regents Student Loan, Revenue, 5.60%,
             11/1/07, Callable 11/1/05 @ 102.....................     1,089,100
                                                                    -----------
  Total Alternative Minimum Tax Paper (Cost $6,143,017)               6,307,387
                                                                    -----------
 Municipal Bonds (82.8%)
 Colorado (2.6%)
  1,100,000 Denver City & County Airport Revenue, Series B,
             2.75%*, 12/1/20.....................................     1,100,000
                                                                    -----------
 Connecticut (0.1%)
     25,000 Connecticut State, GO, Series E, 4.75%, 3/15/08,
             Callable 3/15/04 @ 101.50...........................        26,329
                                                                    -----------
 Hawaii (41.4%)
    775,000 Hawaii County, GO, Series A, 5.20%, 5/1/04, FGIC.....       813,921
  1,000,000 Hawaii Department of Budget & Finance, Special
             Purpose Revenue, Queens Health System, Series A,
             3.05%*, 7/1/26......................................     1,000,000
     50,000 Hawaii State Highway Revenue, 4.50%, 7/1/02..........        50,817
    750,000 Hawaii State Highway Revenue, 4.85%, 7/1/09..........       787,650
  1,200,000 Hawaii State Housing Finance & Development, Single
             Family, Series B, 4.80%, 7/1/07, FNMA...............     1,241,748
  3,000,000 Hawaii State, Airport System Revenue, 5.60%, 7/1/04,
             MBIA................................................     3,192,509

 Principal                         Security
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Municipal Bonds, continued
 Hawaii, continued
 $  475,000 Hawaii State, GO, Series CD, 5.00%, 2/1/03...........   $   488,851
  1,000,000 Hawaii State, GO, Series CH, 4.20%, 11/1/02..........     1,017,090
    100,000 Hawaii State, GO, Series CJ, 5.63%, 1/1/02...........       101,142
  1,000,000 Hawaii State, GO, Series CN, 6.25%, 3/1/08, FGIC.....     1,130,820
  1,150,000 Hawaii State, GO, Series CP, 5.50%, 10/1/07, FGIC....     1,255,110
  1,000,000 Hawaii State, GO, Series CT, 5.25%, 9/1/07, FSA......     1,076,880
  1,000,000 Hawaii State, GO, Series CU, 5.75%, 10/1/10, MBIA....     1,111,980
  1,150,000 Hawaiian Home Lands Dept. Revenue, 4.05%, 7/1/06.....     1,160,684
  1,150,000 Honolulu City & County Waste Water Systems, 5.00%,
             7/1/09..............................................     1,219,288
  1,000,000 Honolulu City & County Waste Water Systems Revenue,
             Series SR, 5.00%, 7/1/07, AMBAC.....................     1,061,880
    500,000 Honolulu City & County, GO, Series A, 5.00%, 7/1/02..       509,905
                                                                    -----------
                                                                     17,220,275
                                                                    -----------
 Illinois (1.2%)
    500,000 Chicago, GO, Series A, 4.25%, 1/1/07, MBIA...........       509,425
                                                                    -----------
 Kansas (2.5%)
  1,000,000 Wyandotte City & County, Water Utility Systems
             Revenue, 4.50%, 9/1/03, MBIA........................     1,029,360
                                                                    -----------
 Michigan (3.7%)
  1,500,000 Michigan State Building Authority Revenue, Series II,
             5.00%, 10/15/12, Callable 10/15/07 @ 101............     1,551,900
                                                                    -----------
 Minnesota (1.2%)
    500,000 Hennepin County, GO, Series B, 2.55%*, 12/1/20.......       500,000
                                                                    -----------
 Mississippi (3.2%)
  1,200,000 Mississippi State, GO, 5.50%, 9/1/09.................     1,314,492
                                                                    -----------
 Missouri (3.6%)
  1,500,000 Missouri State Health & Education Facility Authority
             Revenue, St. Louis University, Series B, 2.55%*,
             10/1/24.............................................     1,500,000
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

--------
* Variable rate security. Rate represented represents rate in effect at July 31, 2001. Maturity reflects final maturity date.
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.....  $881,749
   Unrealized depreciation.....        --
                                 --------
   Net unrealized appreciation.  $881,749
                                 ========

AMBAC--AMBAC Indemnity Corporation
FGIC--Insured by the Financial Guaranty Insurance Corporation
FSA--Insured by Financial Security Assurance
FNMA--Insured by Federal National Mortgage Association Collateral
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Association

 Principal                         Security
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Municipal Bonds, continued
 New Jersey (4.3%)
 $1,750,000 New Jersey State Transportation Corp. Revenue, Series
             B, 5.50%, 2/1/11, Callable 2/1/03 @ 100, AMBAC......   $ 1,799,244
                                                                    -----------
 New Mexico (3.6%)
  1,500,000 New Mexico State, GO, 4.00%, 3/1/08..................     1,498,245
                                                                    -----------
 Ohio (2.5%)
  1,000,000 Ohio State Building Authority, Adult Correction
             Facility Revenue, Series A, 5.00%, 10/1/02..........     1,024,810
                                                                    -----------
 Pennsylvania (2.9%)
  1,150,000 Pennsylvania State, GO, First Series, 5.00%, 1/15/05.     1,207,868
                                                                    -----------
 Texas (2.4%)
  1,000,000 Texas Municipal Power Agency Revenue, 3.75%, 9/1/05,
             AMBAC...............................................     1,004,310
                                                                    -----------

 Shares or
 Principal                         Security
   Amount                        Description                           Value
 ---------- -----------------------------------------------------   -----------

 Municipal Bonds, continued
 Utah (2.5%)
 $1,000,000 Utah State, GO, Series F, 5.00%, 7/1/12, Callable
             7/1/07 @100.........................................   $ 1,030,370
                                                                    -----------
 Washington (5.1%)
  1,000,000 Seattle Municipal Light & Power Revenue, 5.25%,
             3/1/07, FSA.........................................     1,064,480
  1,000,000 Washington State, GO, Series A, 5.80%, 9/1/08........     1,061,120
                                                                    -----------
                                                                      2,125,600
                                                                    -----------
  Total Municipal Bonds (Cost $33,724,849)                           34,442,228
                                                                    -----------
 Investment Companies (1.1%)
    447,162 Dreyfus Tax Exempt Money Market Fund.................       447,162
                                                                    -----------
  Total Investment Companies (Cost $447,162)                            447,162
                                                                    -----------
  Total Investments (Cost $40,315,028) (a)--99.1%                    41,196,777
  Other assets in excess of liabilities--0.9%                           391,827
                                                                    -----------
  Net Assets--100.0%                                                $41,588,604
                                                                    ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
International Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (92.4%)
 Bermuda (0.8%)
 Insurance (0.8%)
     8,400 XL Capital Ltd., Class A...............................   $   644,700
                                                                     -----------
 Brazil (0.9%)
 Oil & Gas Exploration, Production, & Services (0.6%)
    24,400 Petroleo Brasileiro SA, ADR............................       535,092
                                                                     -----------
 Telecommunications (0.3%)
    17,739 Tele Norte Leste Participacoes SA, ADR.................       222,624
                                                                     -----------
                                                                         757,716
                                                                     -----------
 Canada (4.9%)
 Automotive (0.6%)
     8,247 Magna International, Inc., Class A.....................       520,136
                                                                     -----------
 Financial Services (1.1%)
    29,200 Manulife Financial Corp. ..............................       881,256
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (3.2%)
    37,200 Anderson Exploration Ltd. (b)..........................       675,439
    22,600 Precision Drilling Corp. (b)...........................       642,970
    24,600 Suncor Energy, Inc. ...................................       672,647
    17,100 Talisman Energy, Inc. .................................       672,201
                                                                     -----------
                                                                       2,663,257
                                                                     -----------
                                                                       4,064,649
                                                                     -----------
 Cayman Islands (1.5%)
 Oil & Gas (1.5%)
    23,500 Santa Fe International Corp. ..........................       702,650
    17,100 Transocean Sedco Forex, Inc. ..........................       552,159
                                                                     -----------
                                                                       1,254,809
                                                                     -----------
                                                                       1,254,809
                                                                     -----------
 China (0.6%)
 Telecommunications (0.6%)
   117,500 China Mobile Ltd. (b)..................................       521,259
                                                                     -----------
 Denmark (0.9%)
 Pharmaceuticals (0.9%)
    16,100 Novo Nordisk AS, Class B...............................       728,076
                                                                     -----------
 France (11.3%)
 Automobiles (0.8%)
    13,300 PSA Peugeot Citroen....................................       628,390
                                                                     -----------
 Building Materials (0.7%)
     6,300 Lafarge SA.............................................       537,990
                                                                     -----------
 Diversified Operations (1.1%)
    15,800 Vivendi Universal SA...................................       926,224
                                                                     -----------
 Electrical--Machinery (0.8%)
    12,300 Schneider Electric SA..................................       656,476
                                                                     -----------
 Environmental Services (1.3%)
    25,200 Vivendi Environnement..................................     1,069,366
                                                                     -----------

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 France, continued
 Insurance (0.9%)
    13,700 Assurances Generales de France.........................   $   750,976
                                                                     -----------
 Manufacturing--Capital Goods (1.0%)
    30,200 Alstom.................................................       841,590
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (1.6%)
     9,174 Total Fina SA, Class B.................................     1,305,159
                                                                     -----------
 Pharmaceuticals (1.9%)
    10,600 Aventis SA.............................................       814,764
    12,600 Sanofi-Synthelabo SA...................................       791,551
                                                                     -----------
                                                                       1,606,315
                                                                     -----------
 Television (1.2%)
    28,700 Societe Television Francaise...........................       968,034
                                                                     -----------
                                                                       9,290,520
                                                                     -----------
 Germany (7.6%)
 Automobiles (0.9%)
    21,500 Bayerische Motoren Werke AG............................       756,221
                                                                     -----------
 Banks (0.6%)
     7,600 Deutsche Bank AG.......................................       531,904
                                                                     -----------
 Chemicals (2.3%)
    22,400 BASF AG................................................       914,290
    22,500 Bayer AG...............................................       927,230
                                                                     -----------
                                                                       1,841,520
                                                                     -----------
 Computer Software (0.7%)
     4,200 SAP AG.................................................       605,607
                                                                     -----------
 Financial Services (0.9%)
     2,600 Muenchener Rueckversicherungs-Gesellschaft AG..........       743,884
                                                                     -----------
 Medical Equipment & Supplies (0.2%)
     2,500 Fresenius Medical Care AG..............................       196,186
                                                                     -----------
 Utilities--Electric (1.3%)
    18,600 E.On AG................................................     1,013,877
                                                                     -----------
 Utilities--Telecommunications (0.7%)
    25,300 Deutsche Telekom AG....................................       562,040
                                                                     -----------
                                                                       6,251,239
                                                                     -----------
 Hong Kong (3.2%)
 Diversified--Conglomerates, Holding Companies (1.6%)
   211,000 Citic Pacific Ltd. ....................................       574,885
    81,000 Hutchison Whampoa Ltd. ................................       781,503
                                                                     -----------
                                                                       1,356,388
                                                                     -----------
 Electronic Components/Instruments (0.6%)
   321,000 Johnson Electric Holdings Ltd. ........................       469,191
                                                                     -----------
 Real Estate (1.0%)
    79,000 Cheung Kong Holdings Ltd. .............................       782,464
                                                                     -----------
                                                                       2,608,043
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Ireland (2.7%)
 Banks (1.5%)
    49,800 Allied Irish Banks PLC.................................   $   524,614
    67,800 Bank of Ireland........................................       640,675
                                                                     -----------
                                                                       1,165,289
                                                                     -----------
 Building Materials (0.5%)
    25,300 CRH PLC................................................       431,879
                                                                     -----------
 Pharmaceuticals (0.7%)
    10,200 Elan Corp., PLC, ADR (b)...............................       589,050
                                                                     -----------
                                                                       2,186,218
                                                                     -----------
 Israel (1.0%)
 Pharmaceuticals (1.0%)
    11,900 Teva Pharmaceutical Industries Ltd., ADR...............       856,205
                                                                     -----------
 Italy (4.7%)
 Banks (0.8%)
   221,500 Banca Nazionale del Lavoro.............................       647,298
                                                                     -----------
 Construction (1.1%)
   133,500 Autostrade SpA.........................................       929,777
                                                                     -----------
 Electric Integrated (0.8%)
    61,000 Edison SpA.............................................       616,981
                                                                     -----------
 Insurance (1.1%)
    73,100 Riunione Adriatica di Sicurta SpA......................       896,065
                                                                     -----------
 Telecommunications (0.9%)
    80,200 Telecom Italia SpA.....................................       744,516
                                                                     -----------
                                                                       3,834,637
                                                                     -----------
 Japan (14.4%)
 Automobiles (1.7%)
   200,000 Nissan Motor Co., Ltd. ................................     1,374,112
                                                                     -----------
 Electrical & Electronic (2.4%)
     8,000 Kyocera Corp. .........................................       599,613
     4,900 Murata Manufacturing Co., Ltd. ........................       313,900
    24,000 Pioneer Electronic Corp. ..............................       607,300
     8,000 Tokyo Electron Ltd. ...................................       464,443
                                                                     -----------
                                                                       1,985,256
                                                                     -----------
 Entertainment (0.5%)
     5,800 Oriental Land Co., Ltd. ...............................       434,255
                                                                     -----------
 Entertainment--Games (0.5%)
     2,300 Nintendo Co., Ltd. ....................................       406,292
                                                                     -----------
 Food Products (0.5%)
    37,000 Ajinomoto Co., Inc. ...................................       426,647
                                                                     -----------
 Manufacturing--Consumer Goods (1.0%)
    41,000 Daikin Industries Ltd. ................................       802,727
                                                                     -----------

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Japan, continued
 Pharmaceuticals (2.4%)
     4,000 Fujisawa Pharmaceutical Co., Ltd. .....................   $    83,440
    21,000 Shionogi & Co., Ltd. ..................................       414,516
    20,000 Takeda Chemical Industries Ltd. .......................       922,481
    20,000 Yamanouchi Pharmaceutical Co., Ltd. ...................       554,129
                                                                     -----------
                                                                       1,974,566
                                                                     -----------
 Photography/Imaging Technology (1.1%)
    22,000 Fuji Photo Film Co., Ltd. .............................       870,271
                                                                     -----------
 Real Estate (0.2%)
    18,000 Mitsui Fudosan Co., Ltd. ..............................       170,371
                                                                     -----------
 Retail (1.6%)
     2,200 Fast Retailing Co. Ltd. ...............................       393,912
    42,000 Marui Co., Ltd. .......................................       590,916
     9,000 Seven-Eleven Japan Co., Ltd. ..........................       327,192
                                                                     -----------
                                                                       1,312,020
                                                                     -----------
 Telecommunications (0.8%)
        69 NTT Data Corp. ........................................       328,201
        24 NTT DoCoMo, Inc. ......................................       332,477
                                                                     -----------
                                                                         660,678
                                                                     -----------
 Textile Manufacturing (0.6%)
   152,000 Toray Industries, Inc. ................................       505,122
                                                                     -----------
 Transportation (0.7%)
    28,000 Yamato Transport Co., Ltd. ............................       544,840
                                                                     -----------
 Utilities--Telecommunications (0.4%)
        72 Nippon Telegraph & Telephone Corp. ....................       369,569
                                                                     -----------
                                                                      11,836,726
                                                                     -----------
 Mexico (0.7%)
 Telecommunications (0.7%)
    28,500 America Movil SA de CV, ADR............................       562,590
                                                                     -----------
 Netherlands (4.7%)
 Beverages (1.2%)
    22,175 Heineken NV............................................       875,227
                                                                     -----------
 Diversified Operations (0.8%)
    16,600 Akzo Nobel NV..........................................       693,385
                                                                     -----------
 Insurance (1.0%)
    25,800 ING Groep NV...........................................       840,647
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (0.9%)
    14,100 Schlumberger Ltd. .....................................       757,875
                                                                     -----------
 Retail--Food Products (0.8%)
    22,400 Koninklijke Ahold NV...................................       673,027
                                                                     -----------
                                                                       3,840,161
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

                                  Security
  Shares                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Common Stocks, continued
 Portugal (0.8%)
 Telecommunications (0.8%)
    90,600 Portugal Telecom SA...................................   $   649,227
                                                                    -----------
 Singapore (1.0%)
 Telecommunications (1.0%)
   853,000 Singapore Telecommunications Ltd......................       861,592
                                                                    -----------
 South Korea (0.6%)
 Utilities--Telecommunications (0.6%)
    25,200 Korea Telecom Corp., ADR..............................       534,240
                                                                    -----------
 Spain (2.5%)
 Banks (0.5%)
    11,200 Banco Popular Espanol SA..............................       406,188
                                                                    -----------
 Electrical & Electronics (0.6%)
    34,900 Iberdrola SA..........................................       458,648
                                                                    -----------
 Oil & Gas Exploration, Production, & Services (0.7%)
    34,600 Repsol YPF SA.........................................       572,166
                                                                    -----------
 Utilities--Telecommunications (0.7%)
    52,684 Telefonica SA (b).....................................       641,656
                                                                    -----------
                                                                      2,078,658
                                                                    -----------
 Sweden (1.5%)
 Banking & Finance (1.0%)
    55,600 Svenska Handelsbanken AB, Class A.....................       810,986
                                                                    -----------
 Manufacturing--Consumer Goods (0.5%)
    29,800 Electrolux AB, Series B...............................       447,285
                                                                    -----------
                                                                      1,258,271
                                                                    -----------
 Switzerland (3.7%)
 Food Products (1.3%)
     4,800 Nestle SA.............................................     1,028,177
                                                                    -----------
 Insurance (0.8%)
       329 Swiss Re..............................................       689,301
                                                                    -----------
 Pharmaceuticals (1.6%)
    24,053 Novartis AG...........................................       836,890
    22,000 Serono SA, ADR........................................       519,420
                                                                    -----------
                                                                      1,356,310
                                                                    -----------
                                                                      3,073,788
                                                                    -----------
 Taiwan (1.3%)
 Electronics (1.3%)
    33,040 Taiwan Semiconductor Manufacturing Co., Ltd., ADR (b).       538,552
    62,445 United Microelectronics
            Corp., ADR (b).......................................       527,036
                                                                    -----------
                                                                      1,065,588
                                                                    -----------
                                                                      1,065,588
                                                                    -----------

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 United Kingdom (21.1%)
 Airlines (0.8%)
   139,800 British Airways PLC....................................   $   683,409
                                                                     -----------
 Banks (3.8%)
    49,300 Abbey National PLC.....................................       775,703
    22,900 Barclays PLC...........................................       679,836
    43,700 Royal Bank of Scotland Group PLC.......................       996,508
    49,000 Standard Chartered PLC.................................       565,667
                                                                     -----------
                                                                       3,017,714
                                                                     -----------
 Beverages (1.3%)
   103,000 Diageo PLC.............................................     1,056,937
                                                                     -----------
 Consumer Goods & Services (0.9%)
    85,000 Unilever PLC...........................................       725,647
                                                                     -----------
 Distribution (1.1%)
   293,200 Centrica PLC...........................................       927,676
                                                                     -----------
 Electrical & Electronic (0.5%)
    57,100 National Grid Group PLC................................       386,553
                                                                     -----------
 Food Products--Distribution (0.7%)
    78,600 Compass Group PLC......................................       588,114
                                                                     -----------
 Insurance (0.7%)
   161,000 Friends Provident PLC (b)..............................       556,438
                                                                     -----------
 Manufacturing--Consumer Goods (1.1%)
    63,100 Reckitt Benckiser PLC..................................       935,281
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (1.0%)
   102,200 BP Amoco PLC...........................................       849,907
                                                                     -----------
 Pharmaceuticals (2.7%)
    10,700 AstreZeneca PLC........................................       530,997
    35,700 GlaxoSmithKline PLC....................................     1,031,339
    39,800 Shire Pharmaceuticals Group PLC........................       654,588
                                                                     -----------
                                                                       2,216,924
                                                                     -----------
 Retail--Food Products (0.8%)
   178,600 Tesco PLC..............................................       637,630
                                                                     -----------
 Telecommunications (1.8%)
   669,300 Vodafone Group PLC.....................................     1,464,228
                                                                     -----------
 Television (1.2%)
    86,500 British Sky Broadcasting
            Group PLC (b).........................................       973,919
                                                                     -----------
 Tobacco (0.8%)
    86,800 British American Tobacco PLC...........................       696,478
                                                                     -----------
 Utilities--Electric (0.8%)
    94,700 Scottish Power PLC.....................................       661,341
                                                                     -----------

                                   Continued

PACIFIC CAPITAL FUNDS
International Stock Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

--------

                                                                     Unrealized
                                       Delivery Contract  Market   Appreciation/
Currency                                 Date    Value     Value   (Depreciation)
--------                               -------- --------  -------  --------------
Short Contracts:
Japanese Yen..........................  8/1/01  (97,978)  (97,405)        573
                                                -------   -------      ------
Total Short Contracts.................          (97,978)  (97,405)        573
                                                -------   -------      ------
Long Contracts:
Japanese Yen..........................  8/1/01  199,651   196,964      (2,687)
Japanese Yen..........................  8/2/01   91,600    91,027        (573)
Japanese Yen..........................  8/2/01   81,291    80,230      (1,061)
                                                -------   -------      ------
Total Long Contracts..................          372,542   368,221      (4,321)
                                                -------   -------      ------

--------
(a) Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $478,314. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.  $ 2,408,180
   Unrealized depreciation.   (8,233,994)
                             -----------
   Net unrealized
    depreciation...........  $(5,825,814)
                             ===========

(b)  Non-income producing security.
AB--Aktiebolog (Swedish Stock Co.)
ADR--American Depositary Receipt
AG--Aktiengesellschaft (West German Stock Co.)
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 United Kingdom, continued
 Utilities--Gas (1.1%)
   217,600 BG Group PLC...........................................   $   868,353
                                                                     -----------
                                                                      17,246,549
                                                                     -----------
  Total Common Stocks (Cost $81,352,961)                              76,005,461
                                                                     -----------

                                  Security
  Shares                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Cash Sweep (8.3%)
 United States (8.3%)
 6,818,981 Union Bank of California Money Market Fund............   $ 6,818,981
                                                                    -----------
  Total Cash Sweep (Cost $6,818,981)                                  6,818,981
                                                                    -----------
  Total Investments (Cost $88,171,942)
   (a)--100.7%                                                       82,824,442
  Liabilities in excess of other assets--(0.7)%                        (576,836)
                                                                    -----------
  Net Assets--100.0%                                                $82,247,606
                                                                    ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Value Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

   Shares                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks (94.7%)
 Aerospace/Defense (1.1%)
     91,110 Raytheon Co..........................................   $  2,631,257
                                                                    ------------
 Automotive (0.8%)
     76,650 Ford Motor Co........................................      1,952,276
                                                                    ------------
 Automotive Parts (0.3%)
     18,010 TRW, Inc.............................................        796,943
                                                                    ------------
 Banks (4.9%)
     55,690 Bank of New York Co., Inc............................      2,498,253
    184,231 FleetBoston Financial Corp...........................      6,912,347
     54,740 Mellon Financial Corp................................      2,081,215
                                                                    ------------
                                                                      11,491,815
                                                                    ------------
 Beverages (2.1%)
     53,080 Anheuser Busch Cos., Inc.............................      2,298,895
     58,770 PepsiCo, Inc.........................................      2,740,445
                                                                    ------------
                                                                       5,039,340
                                                                    ------------
 Business Equipment & Services (2.2%)
    119,415 Deluxe Corp..........................................      3,766,349
     21,780 Electronic Data Systems Corp. .......................      1,390,653
                                                                    ------------
                                                                       5,157,002
                                                                    ------------
 Chemicals (1.8%)
     37,430 Dow Chemical Co......................................      1,362,452
     43,286 E.I. du Pont de Nemours & Co.........................      1,853,507
     24,850 Praxair, Inc. .......................................      1,126,699
                                                                    ------------
                                                                       4,342,658
                                                                    ------------
 Computers & Peripherals (1.1%)
    168,220 Compaq Computer Corp. ...............................      2,513,207
                                                                    ------------
 Consumer Goods & Services (1.1%)
     43,340 Kimberly-Clark Corp. ................................      2,635,505
                                                                    ------------
 Diversified Operations (4.5%)
     60,410 Cooper Industries, Inc...............................      2,507,619
     46,910 Honeywell International, Inc.........................      1,729,572
     85,484 Tyco International Ltd...............................      4,547,749
     24,440 United Technologies Corp. ...........................      1,793,896
                                                                    ------------
                                                                      10,578,836
                                                                    ------------
 Electrical Equipment (0.7%)
     29,778 Emerson Electric Co..................................      1,708,066
                                                                    ------------
 Electronic Components/Instruments (1.8%)
     55,190 SCI Systems, Inc. (b)................................      1,611,547
     76,289 Solectron Corp. (b)..................................      1,333,532
     50,675 Vishay Intertechnology, Inc. (b).....................      1,218,734
                                                                    ------------
                                                                       4,163,813
                                                                    ------------
 Electronics--Semiconductors (1.9%)
     12,568 Applied Materials, Inc. (b)..........................        576,368
     45,199 Intel Corp...........................................      1,347,382
     29,550 Micron Technology, Inc. (b)..........................      1,241,100
     38,417 Texas Instruments, Inc. .............................      1,325,387
                                                                    ------------
                                                                       4,490,237
                                                                    ------------

   Shares                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks, continued
 Entertainment (2.0%)
     55,365 Viacom, Inc., Class B (b)............................   $  2,757,177
     75,740 Walt Disney Co.......................................      1,995,749
                                                                    ------------
                                                                       4,752,926
                                                                    ------------
 Financial Services (15.5%)
    205,563 Citigroup, Inc.......................................     10,321,317
     57,600 Freddie Mac..........................................      3,942,144
    141,785 J.P. Morgan Chase & Co. .............................      6,139,291
     47,420 MBNA Corp............................................      1,678,668
     20,580 MGIC Investment Corp.................................      1,544,323
     62,750 Morgan Stanley Dean Witter & Co......................      3,753,705
     62,160 Stilwell Financial, Inc. ............................      1,843,666
    154,710 Wells Fargo & Co.....................................      7,125,943
                                                                    ------------
                                                                      36,349,057
                                                                    ------------
 Health Care (2.1%)
     45,350 WellPoint Health Networks, Inc. (b)..................      4,850,636
                                                                    ------------
 Health Care Facilities (1.3%)
     54,630 Tenet Healthcare Corp. (b)...........................      3,032,511
                                                                    ------------
 Insurance (2.5%)
     64,660 ACE Ltd..............................................      2,257,281
     43,990 American International Group, Inc....................      3,662,167
                                                                    ------------
                                                                       5,919,448
                                                                    ------------
 Insurance--Life & Health (1.0%)
     79,630 AFLAC, Inc...........................................      2,355,455
                                                                    ------------
 Manufacturing (0.5%)
     18,850 Illinois Tool Works, Inc. ...........................      1,187,550
                                                                    ------------
 Medical--Biotechnology (0.5%)
     45,040 Applied Biosystems Group.............................      1,270,128
                                                                    ------------
 Medical Instruments (0.4%)
     32,570 Guidant Corp. (b)....................................      1,038,332
                                                                    ------------
 Metal & Mineral Production (0.6%)
     33,600 Alcoa, Inc. .........................................      1,318,128
                                                                    ------------
 Oil & Gas--Exploration & Production Services (10.9%)
     23,210 Apache Corp. ........................................      1,205,760
     28,920 Chevron Corp. .......................................      2,642,999
    216,958 Exxon Mobil Corp. ...................................      9,060,165
     29,650 Murphy Oil Corp. ....................................      2,269,708
    143,920 National-Oilwell, Inc. (b)...........................      2,734,480
     86,680 Noble Drilling Corp. (b).............................      2,660,209
    151,881 Ocean Energy, Inc. ..................................      2,982,943
     70,740 USX-Marathon Group...................................      2,098,856
                                                                    ------------
                                                                      25,655,120
                                                                    ------------
 Paper Products (0.5%)
     17,400 Temple-Inland, Inc. .................................      1,079,670
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Value Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

   Shares                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks, continued
 Pharmaceuticals (1.9%)
     40,817 Johnson & Johnson, Inc. .............................   $  2,208,200
     59,253 Schering-Plough Corp. ...............................      2,313,829
                                                                    ------------
                                                                       4,522,029
                                                                    ------------
 Publishing (1.3%)
     45,600 Gannett Co., Inc. ...................................      3,056,568
                                                                    ------------
 Raw Materials (1.1%)
    130,160 USX--U.S. Steel Group................................      2,564,152
                                                                    ------------
 Real Estate (0.9%)
     78,855 Healthcare Realty Trust, Inc. .......................      2,061,270
                                                                    ------------
 Restaurants (0.8%)
     75,750 Brinker International, Inc. (b)......................      1,910,415
                                                                    ------------
 Retail (3.8%)
     42,560 BJ's Wholesale Club, Inc. (b)........................      2,383,360
     51,590 Costco Wholesale Corp. (b)...........................      2,220,950
     40,380 Linens 'n Things, Inc. (b)...........................      1,037,766
     82,581 Target Corp. ........................................      3,195,884
                                                                    ------------
                                                                       8,837,960
                                                                    ------------
 Retail--Food Chain (1.1%)
     95,320 Kroger Co. (b).......................................      2,512,635
                                                                    ------------
 Savings & Loans (2.6%)
     35,690 Astoria Financial Corp. .............................      2,141,043
    100,180 Dime Bancorp, Inc. ..................................      4,082,335
                                                                    ------------
                                                                       6,223,378
                                                                    ------------
 Software & Computer Services (2.9%)
     78,770 Computer Associates International, Inc. .............      2,715,989
     23,300 DST Systems, Inc. (b)................................      1,100,925
    143,609 FileNET Corp. (b)....................................      1,832,451
     75,010 Sybase, Inc. (b).....................................      1,116,149
                                                                    ------------
                                                                       6,765,514
                                                                    ------------
 Telecommunications--Services & Equipment (0.4%)
     68,460 MasTec, Inc. (b).....................................        997,462
                                                                    ------------
 Tobacco & Tobacco Products (0.5%)
     24,074 Philip Morris Cos., Inc. ............................      1,095,367
                                                                    ------------

   Shares                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------

 Common Stocks, continued
 Transportation (0.6%)
     41,380 USFreightways Corp. ................................   $  1,429,265
                                                                   ------------
 Utilities--Electric (5.1%)
    113,990 Duke Energy Corp. ..................................      4,401,153
     41,180 FPL Group, Inc. ....................................      2,223,720
    147,690 NRG Energy, Inc. ...................................      2,961,185
     50,610 TXU Corp. ..........................................      2,353,365
                                                                   ------------
                                                                     11,939,423
                                                                   ------------
 Utilities--Gas Distribution (2.0%)
    142,395 Williams Cos., Inc. ................................      4,770,233
                                                                   ------------
 Utilities--Telecommunications (7.6%)
     36,440 ALLTEL Corp. .......................................      2,246,526
     80,610 Qwest Communications International, Inc. (b)........      2,095,860
     59,230 SBC Communications, Inc. ...........................      2,667,127
     39,090 Sprint Corp. .......................................        912,361
    156,091 Verizon Communications..............................      8,452,327
    110,675 WorldCom, Inc. (b)..................................      1,549,450
                                                                   ------------
                                                                     17,923,651
                                                                   ------------
  Total Common Stocks (Cost $217,610,993)                           222,919,238
                                                                   ------------
 Depositary Receipts (0.5%)
      9,030 S&P 500 Depositary Receipt..........................      1,095,792
                                                                   ------------
  Total Depositary Receipts (Cost $1,202,920)                         1,095,792
                                                                   ------------
 Investment Companies (5.0%)
 10,555,091 The One Group Prime Money Market Fund (I Shares)....     10,555,091
  1,134,267 The One Group Treasury Money Market Fund (I Shares).      1,134,267
                                                                   ------------
  Total Investment Companies
   (Cost $11,689,359)                                                11,689,358
                                                                   ------------
  Total Investments (Cost $230,503,272)
   (a)--100.2%                                                      235,704,388
  Liabilities in excess of other assets--(0.2)%                       (550,792)
                                                                   ------------
  Net Assets--100.0%                                               $235,153,596
                                                                   ============

--------
(a) Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,486,073. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
    appreciation.......... $ 21,309,906
   Unrealized
    depreciation..........  (18,594,863)
                           ------------
   Net unrealized
    appreciation.......... $  2,715,043
                           ============

(b)  Non-income producing security.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Small Cap Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks (95.1%)
 Aerospace/Defense (3.4%)
    47,700 AAR Corp. .............................................   $   788,004
     6,150 Alliant Techsystems, Inc. (b)..........................       610,080
    29,600 Kaman Corp. ...........................................       483,960
                                                                     -----------
                                                                       1,882,044
                                                                     -----------
 Agricultural Services (1.8%)
    50,700 Agrium, Inc. ..........................................       524,745
    24,900 Delta and Pine Land Co. ...............................       489,534
                                                                     -----------
                                                                       1,014,279
                                                                     -----------
 Airlines (1.1%)
    39,300 Frontier Airlines, Inc. (b)............................       593,430
                                                                     -----------
 Apparel (1.0%)
    34,600 Cato Corp. ............................................       568,478
                                                                     -----------
 Appliances (1.3%)
    74,000 Applica, Inc. (b)......................................       736,300
                                                                     -----------
 Banks (9.0%)
    16,300 Associated Banc-Corp. .................................       581,747
    28,100 Banknorth Group, Inc. .................................       645,175
    17,700 Community Bank System, Inc. ...........................       467,280
    23,289 F.N.B. Corp. ..........................................       614,364
    17,600 First Essex Bancorp, Inc. .............................       491,392
    20,900 FirstMerit Corp. ......................................       526,053
    21,400 Greater Bay Bancorp ...................................       565,602
    17,600 Provident Financial Group, Inc. .......................       580,976
    31,700 Riggs National Corp. ..................................       564,260
                                                                     -----------
                                                                       5,036,849
                                                                     -----------
 Building Materials (7.1%)
    10,300 Ameron International Corp. ............................       677,225
    40,200 Dal-Tile International, Inc. (b).......................       777,870
    22,700 NCI Building Systems, Inc. ............................       379,771
    21,300 Nortek, Inc. (b).......................................       567,006
    17,600 Quanex Corp. ..........................................       481,360
    17,600 Texas Industries, Inc. ................................       667,920
    51,470 U.S. Concrete, Inc. (b)................................       413,819
                                                                     -----------
                                                                       3,964,971
                                                                     -----------
 Business Equipment & Services (0.9%)
    21,500 Viad Corp. ............................................       526,320
                                                                     -----------
 Commercial Services (1.9%)
    14,200 F.Y.I., Inc. (b).......................................       590,720
    19,400 Quanta Services, Inc. (b)..............................       472,390
                                                                     -----------
                                                                       1,063,110
                                                                     -----------
 Computers & Peripherals (1.0%)
    43,500 MCSi, Inc. (b).........................................       543,750
                                                                     -----------
 Construction (0.7%)
    12,700 KB HOME................................................       413,893
                                                                     -----------

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Consumer Goods & Services (2.7%)
    24,900 Church & Dwight Co., Inc. .............................   $   631,713
    61,800 Helen of Troy Ltd. (b).................................       862,110
                                                                     -----------
                                                                       1,493,823
                                                                     -----------
 Electrical Equipment (1.3%)
    17,100 EMCOR Group, Inc. (b)..................................       743,508
                                                                     -----------
 Electronic & Electrical (2.0%)
    27,500 Avnet, Inc. ...........................................       656,975
    37,200 Pioneer-Standard Electronics, Inc. ....................       443,052
                                                                     -----------
                                                                       1,100,027
                                                                     -----------
 Entertainment (0.8%)
    25,800 Blockbuster, Inc., Class A.............................       445,050
                                                                     -----------
 Financial Services (2.3%)
    46,200 Annaly Mortgage Management, Inc. ......................       665,280
    54,300 Knight Trading Group, Inc. (b).........................       590,784
                                                                     -----------
                                                                       1,256,064
                                                                     -----------
 Health Care Facilities (1.4%)
    22,500 Triad Hospitals, Inc. (b)..............................       763,200
                                                                     -----------
 Identification Systems (1.2%)
    49,900 Paxar Corp. (b)........................................       678,640
                                                                     -----------
 Insurance (2.2%)
    17,300 Protective Life Corp. .................................       574,360
    10,160 Radian Group, Inc. ....................................       406,603
    14,600 Willis Group Holdings Ltd. (b).........................       251,850
                                                                     -----------
                                                                       1,232,813
                                                                     -----------
 Machinery/Equipment (3.5%)
    53,310 Gerber Scientific, Inc. ...............................       576,814
     8,900 NACCO Industries, Inc. ................................       614,545
    33,900 Terex Corp. (b)........................................       740,376
                                                                     -----------
                                                                       1,931,735
                                                                     -----------
 Medical Equipment and Supplies (1.1%)
    23,300 Aradigm Corp. (b)......................................       104,384
    24,400 Bergen Brunswig Corp., Class A.........................       515,572
                                                                     -----------
                                                                         619,956
                                                                     -----------
 Metals (3.3%)
    49,900 AK Steel Holding Corp. ................................       654,189
    31,300 Allegheny Technologies, Inc. ..........................       596,578
    17,600 Mueller Industries, Inc. (b)...........................       588,720
                                                                     -----------
                                                                       1,839,487
                                                                     -----------
 Multimedia (1.2%)
    21,400 Emmis Communications Corp., Class A (b)................       647,992
                                                                     -----------
 Oil & Gas--Exploration & Production Services (3.1%)
    53,400 Chesapeake Energy Corp. (b)............................       344,964
    52,900 Newpark Resources, Inc. (b)............................       469,752

                                   Continued

PACIFIC CAPITAL FUNDS
Small Cap Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

                                   Security
  Shares                         Description                            Value
 --------- -------------------------------------------------------   -----------

 Common Stocks, continued
 Oil & Gas--Exploration & Production Services, continued
    10,900 Noble Affiliates, Inc. ................................   $   395,343
    46,200 Pennzoil-Quaker State Co. .............................       518,364
                                                                     -----------
                                                                       1,728,423
                                                                     -----------
 Paper Products (1.2%)
    42,600 P.H. Glatfelter and Co. ...............................       670,098
                                                                     -----------
 Publishing (1.9%)
    37,600 Penton Media, Inc. ....................................       524,520
    15,200 Valassis Communications, Inc. (b)......................       508,440
                                                                     -----------
                                                                       1,032,960
                                                                     -----------
 Real Estate (7.8%)
    17,600 Colonial Properties Trust..............................       523,600
    23,800 Glimcher Realty Trust..................................       412,692
    21,500 Golf Trust of America, Inc. ...........................       166,625
    17,600 Highwoods Properties, Inc. ............................       449,680
    36,000 Innkeepers USA Trust...................................       420,840
    17,600 Macerich Co. ..........................................       424,160
    17,600 Manufactured Home Communities, Inc. ...................       500,192
    14,200 Shurgard Storage Centers, Inc. ........................       423,870
    21,300 Summit Properties, Inc. ...............................       555,930
    32,000 Taubman Centers, Inc. .................................       448,000
                                                                     -----------
                                                                       4,325,589
                                                                     -----------
 Recreational Products (3.1%)
    51,600 Hasbro, Inc............................................       830,760
    24,200 National R.V. Holdings, Inc. (b).......................       309,760
    11,900 Toro Co................................................       561,085
                                                                     -----------
                                                                       1,701,605
                                                                     -----------
 Retail (3.1%)
    13,600 Barnes & Noble, Inc. (b)...............................       533,120
    47,200 Big Lots, Inc. (b).....................................       619,736
    24,900 Ross Stores, Inc.......................................       585,648
                                                                     -----------
                                                                       1,738,504
                                                                     -----------
 Savings & Loans (6.8%)
    11,000 Astoria Financial Corp.................................       659,890
    80,000 BankAtlantic Bancorp, Inc., Class A....................       820,000
    35,400 BankUnited Financial Corp., Class A (b)................       560,736
    17,600 Parkvale Financial Corp................................       429,440
    24,800 PFF Bancorp, Inc. .....................................       634,880
    59,200 Sovereign Bancorp, Inc.................................       693,824
                                                                     -----------
                                                                       3,798,770
                                                                     -----------

                                  Security
  Shares                         Description                           Value
 --------- ------------------------------------------------------   -----------

 Common Stocks, continued
 Technology--Services (Data Processing) (0.9%)
    10,500 SPS Technologies, Inc. (b)............................   $   492,450
                                                                    -----------
 Telecommunications--Services & Equipment (2.1%)
    81,300 Ditech Communications Corp. (b).......................       537,393
    31,300 Price Communications Corp. (b)........................       610,350
                                                                    -----------
                                                                      1,147,743
                                                                    -----------
 Tobacco & Tobacco Products (1.1%)
    15,500 Universal Corp........................................       610,545
                                                                    -----------
 Transportation (3.2%)
    33,000 Covenant Transport, Inc., Class A (b).................       460,680
    26,575 Heartland Express, Inc. (b)...........................       755,262
    29,400 Swift Transportation Co., Inc. (b)....................       592,410
                                                                    -----------
                                                                      1,808,352
                                                                    -----------
 Utilities--Electric (4.1%)
    25,500 ALLETE, Inc...........................................       604,095
    23,400 Conectiv, Inc.........................................       541,008
    15,400 IDACORP, Inc. ........................................       569,800
    35,300 Sierra Pacific Resources..............................       557,034
                                                                    -----------
                                                                      2,271,937
                                                                    -----------
 Utilities--Gas (2.3%)
    14,200 Energen Corp..........................................       362,100
    14,200 NUI Corp..............................................       329,866
    22,600 UGI Corp..............................................       605,454
                                                                    -----------
                                                                      1,297,420
                                                                    -----------
 Wholesale Distribution (2.2%)
    56,800 Central Garden & Pet Co. (b)..........................       486,776
    49,900 Handleman Co. (b).....................................       748,500
                                                                    -----------
                                                                      1,235,276
                                                                    -----------
  Total Common Stocks (Cost $44,682,874)                             52,955,391
                                                                    -----------
 Investment Companies (5.4%)
 2,491,146 The One Group Prime Money Market Fund (I Shares)......     2,491,146
   505,528 The One Group Treasury Money Market Fund (I Shares)...       505,528
                                                                    -----------
  Total Investment Companies (Cost $2,996,674)                        2,996,674
                                                                    -----------
  Total Investments (Cost $47,679,548)
   (a)--100.5%                                                       55,952,065
  Liabilities in excess of other assets--(0.5)%                        (259,613)
                                                                    -----------
  Net Assets--100.0%                                                $55,692,452
                                                                    ===========

--------
(a) Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $41,286. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $ 9,878,165
   Unrealized depreciation.   (1,646,934)
                             -----------
   Net unrealized
    appreciation...........  $ 8,231,231
                             ===========

(b)  Non-income producing security.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
Balanced Fund

                       Schedule of Portfolio Investments
                                 July 31, 2001

   Shares                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks (56.0%)
 Automotive (0.2%)
     17,561 Ford Motor Co. ......................................   $    447,279
                                                                    ------------
 Banks (0.4%)
     20,000 FleetBoston Financial Corp. .........................        750,400
                                                                    ------------
 Beverages (1.6%)
     30,900 Anheuser Busch Cos., Inc.............................      1,338,279
     32,520 PepsiCo, Inc. .......................................      1,516,408
                                                                    ------------
                                                                       2,854,687
                                                                    ------------
 Business Equipment & Services (2.0%)
     50,050 Deluxe Corp. ........................................      1,578,577
      6,210 Omnicom Group, Inc. .................................        542,568
     39,762 Paychex, Inc. .......................................      1,562,647
                                                                    ------------
                                                                       3,683,792
                                                                    ------------
 Computers & Peripherals (2.5%)
    108,012 Cisco Systems, Inc. (b)..............................      2,075,991
     66,720 EMC Corp. (b)........................................      1,315,718
     71,480 Sun Microsystems, Inc. (b)...........................      1,164,409
                                                                    ------------
                                                                       4,556,118
                                                                    ------------
 Consumer Durable (0.7%)
     24,060 Harley-Davidson, Inc. ...............................      1,241,737
                                                                    ------------
 Diversified Operations (2.2%)
     25,420 Honeywell International, Inc. .......................        937,235
     57,990 Tyco International, Ltd. ............................      3,085,068
                                                                    ------------
                                                                       4,022,303
                                                                    ------------
 Electrical Equipment (1.9%)
     77,500 General Electric Co. ................................      3,371,250
                                                                    ------------
 Electronic Components/Instruments (2.7%)
     58,260 Flextronics International Ltd. (b)...................      1,584,089
     70,010 Sanmina Corp. (b)....................................      1,526,918
     75,660 Vishay Intertechnology, Inc. (b).....................      1,819,624
                                                                    ------------
                                                                       4,930,631
                                                                    ------------
 Electronics--Semiconductors (2.0%)
     14,370 Applied Materials, Inc. (b)..........................        659,008
     10,020 International Rectifier Corp. (b)....................        374,147
     23,460 Teradyne, Inc. (b)...................................        797,171
     50,830 Texas Instruments, Inc. .............................      1,753,635
                                                                    ------------
                                                                       3,583,961
                                                                    ------------
 Entertainment (1.1%)
     42,530 AOL Time Warner, Inc. (b)............................      1,932,989
                                                                    ------------
 Financial Services (8.0%)
     39,270 Alliance Capital Management Holding L.P. ............      2,042,040
     30,690 Capital One Financial Corp. .........................      1,972,446
      7,920 Freddie Mac..........................................        542,045
     49,050 J.P. Morgan Chase & Co. .............................      2,123,865
     20,480 MGIC Investment Corp. ...............................      1,536,819

   Shares                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks, continued
 Financial Services, continued
     46,060 Morgan Stanley Dean Witter & Co......................   $  2,755,308
     89,410 Stilwell Financial, Inc. ............................      2,651,901
     19,860 Wells Fargo & Co.....................................        914,752
                                                                    ------------
                                                                      14,539,176
                                                                    ------------
 Health Care (1.3%)
     15,975 Cardinal Health, Inc. ...............................      1,176,239
     11,560 WellPoint Health Networks, Inc. (b)..................      1,236,458
                                                                    ------------
                                                                       2,412,697
                                                                    ------------
 Health Care Facilities (0.4%)
     11,650 Tenet Healthcare Corp. (b)...........................        646,692
                                                                    ------------
 Insurance (2.4%)
     34,868 American International Group, Inc. ..................      2,902,761
     13,625 Marsh & McLennan Cos., Inc. .........................      1,367,950
                                                                    ------------
                                                                       4,270,711
                                                                    ------------
 Insurance--Life & Health (0.6%)
     37,480 AFLAC, Inc. (b)......................................      1,108,658
                                                                    ------------
 Medical Instruments (0.7%)
     24,670 Medtronic, Inc. .....................................      1,184,900
                                                                    ------------
 Medical Supplies (0.8%)
     29,880 Baxter International, Inc. ..........................      1,488,024
                                                                    ------------
 Medical-Biotechnology (1.5%)
     14,030 Amgen, Inc. (b)......................................        879,821
     24,620 Applied Biosystems Group.............................        694,284
     37,710 Waters Corp. (b).....................................      1,112,445
                                                                    ------------
                                                                       2,686,550
                                                                    ------------
 Oil & Gas--Exploration & Production Services (2.0%)
     39,080 Exxon Mobil Corp. ...................................      1,631,980
     16,440 Noble Drilling Corp. (b).............................        504,544
     30,800 Ocean Energy, Inc. ..................................        604,912
     28,740 USX-Marathon Group...................................        852,716
                                                                    ------------
                                                                       3,594,152
                                                                    ------------
 Pharmaceuticals (4.4%)
     14,270 Bristol-Myers Squibb Co. ............................        843,928
     36,430 Elan Corp., PLC, ADR (b).............................      2,103,832
     14,484 Johnson & Johnson, Inc. .............................        783,584
     16,800 Lilly (Eli) & Co. ...................................      1,331,904
     38,176 Pfizer, Inc. ........................................      1,573,614
     35,330 Schering-Plough Corp. ...............................      1,379,637
                                                                    ------------
                                                                       8,016,499
                                                                    ------------
 Publishing (0.7%)
     20,010 McGraw-Hill Cos., Inc. ..............................      1,228,014
                                                                    ------------
 Real Estate (0.9%)
     30,000 Franchise Finance Corp. of America...................        771,000
     30,330 Healthcare Realty Trust, Inc. .......................        792,826
                                                                    ------------
                                                                       1,563,826
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001

   Shares                    Security Description                      Value
 ---------- -----------------------------------------------------   ------------

 Common Stocks, continued
 Restaurants (1.1%)
     36,000 Brinker International, Inc. (b)......................   $    907,920
     60,640 Starbucks Corp. (b)..................................      1,093,946
                                                                    ------------
                                                                       2,001,866
                                                                    ------------
 Retail (4.4%)
     23,010 Costco Wholesale Corp. (b)...........................        990,581
     28,844 Kohl's Corp. (b).....................................      1,652,184
     28,480 Lowe's Cos., Inc. ...................................      1,087,366
     60,370 Wal-Mart Stores, Inc. ...............................      3,374,682
     22,670 Walgreen Co..........................................        763,979
                                                                    ------------
                                                                       7,868,792
                                                                    ------------
 Retail--Food Chain (0.4%)
     16,330 Safeway, Inc. (b)....................................        721,133
                                                                    ------------
 Software & Computer Services (3.5%)
     25,890 Computer Associates International, Inc...............        892,687
     21,370 DST Systems, Inc. (b)................................      1,009,733
     31,310 Microsoft Corp. (b)..................................      2,072,408
     96,220 Oracle Corp. (b).....................................      1,739,657
     17,250 Sybase, Inc. (b).....................................        256,680
      7,750 VERITAS Software Corp. (b)...........................        328,678
                                                                    ------------
                                                                       6,299,843
                                                                    ------------
 Telecommunications--Services & Equipment (2.4%)
     73,150 ADC Telecommunications, Inc. (b).....................        359,167
     21,560 Corning, Inc.........................................        337,630
     61,430 MasTec, Inc. (b).....................................        895,034
     36,420 Nokia Corp., ADR.....................................        794,320
    101,330 Nortel Networks Corp.................................        805,574
     27,160 Scientific-Atlanta, Inc. ............................        691,222
     28,940 Tellabs, Inc. (b)....................................        476,642
                                                                    ------------
                                                                       4,359,589
                                                                    ------------
 Utilities--Diversified (0.3%)
     11,780 Dynergy, Inc.........................................        546,356
                                                                    ------------
 Utilities--Gas Distribution (0.5%)
     25,940 Williams Cos., Inc...................................        868,990
                                                                    ------------
 Utilities--Telecommunications (2.4%)
     43,020 ALLTEL Corp..........................................      2,652,183
     31,102 Verizon Communications...............................      1,684,173
                                                                    ------------
                                                                       4,336,356
                                                                    ------------
  Total Common Stocks (Cost $96,742,947)                             101,117,971
                                                                    ------------
 Depositary Receipts (1.6%)
     23,550 S&P 500 Depositary Receipt...........................      2,857,793
                                                                    ------------
  Total Depositary Receipts (Cost $3,203,710)                          2,857,793
                                                                    ------------

 Principal
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   ------------

 Corporate Bonds (16.6%)
 Banks--Foreign (2.2%)
 $  325,000 Bayerische Landesbank-NY, 6.20%, 2/9/06.............   $    327,976
  2,500,000 KFW International Finance, 5.25%, 6/28/06...........      2,510,025
  1,000,000 Westdeutsche Landesbank, 6.75%, 6/15/05.............      1,047,347
                                                                   ------------
                                                                      3,885,348
                                                                   ------------
 Business Equipment & Services (1.7%)
  3,000,000 Pitney Bowes, Inc., 5.95%, 2/1/05...................      3,055,005
                                                                   ------------
 Electrical Equipment (0.8%)
  1,250,000 Emerson Electric Co., 7.88%, 6/1/05.................      1,366,308
                                                                   ------------
 Financial Services (4.2%)
  1,000,000 Citigroup, Inc., 6.50%, 1/18/11.....................      1,022,984
    800,000 General Electric Capital Corp, 5.38%, 4/23/04.......        815,467
    600,000 General Electric Capital Corp., 6.80%, 11/1/05......        638,684
  1,000,000 Goldman Sachs Group, Inc., 6.88%, 1/15/11...........      1,023,643
    515,000 J.P. Morgan & Co., 7.25%, 1/15/02...................        522,663
  1,000,000 Merrill Lynch & Co., 6.00%, 2/12/03.................      1,025,282
    675,000 Toyota Motor Credit Corp., 5.03%, 7/16/04, MTN......        678,113
  2,000,000 Wells Fargo & Co., 5.90%, 5/21/06...................      2,044,768
                                                                   ------------
                                                                      7,771,604
                                                                   ------------
 Food Distributors (0.6%)
  1,000,000 SYSCO Corp., 6.50%, 6/15/05.........................      1,040,954
                                                                   ------------
 Foreign Government (0.6%)
  1,000,000 Province of Ontario, 6.00%, 2/21/06.................      1,029,403
                                                                   ------------
 Insurance (0.9%)
  1,500,000 GE Global Insurance Corp., 7.75%, 6/15/30...........      1,691,844
                                                                   ------------
 Medical--Drugs (0.1%)
    140,000 Zeneca Wilmington, 6.30%, 6/15/03...................        145,089
                                                                   ------------
 Oil & Gas--Exploration & Production Services (1.1%)
  2,000,000 Rowan Cos., Inc., Title XI Shipping Bonds, 5.88%,
             3/15/12, U.S. Gov't Guaranteed.....................      2,055,204
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
Balanced Fund

                  Schedule of Portfolio Investments, Continued
                                 July 31, 2001


 Principal
  Amount                    Security Description                      Value
 ---------  ----------------------------------------------------   ------------

 Corporate Bonds, continued
 Pharmaceuticals (1.2%)
 $1,000,000 Johnson & Johnson, 8.72%, 11/1/24...................   $  1,124,074
  1,000,000 Warner-Lambert Co., 6.63%, 9/15/02..................      1,025,516
                                                                   ------------
                                                                      2,149,590
                                                                   ------------
 Retail (0.6%)
  1,000,000 Wal-Mart Stores, Inc., 7.50%, 5/15/04...............      1,073,525
                                                                   ------------
 Supranational Agency (2.0%)
  1,000,000 Interamerica Development Bank, 8.50%, 3/15/11.......      1,200,714
  1,375,000 Interamerica Development Bank, 6.80%, 10/15/25......      1,455,993
  1,000,000 International Bank for Reconstruction and
             Development, 5.00%, 3/28/06........................        994,049
                                                                   ------------
                                                                      3,650,756
                                                                   ------------
 Telecommunications--Services & Equipment (0.6%)
  1,000,000 Pacific Bell, 6.25%, 3/1/05.........................      1,032,958
                                                                   ------------
  Total Corporate Bonds (Cost $28,732,328)                           29,947,588
                                                                   ------------
 Private Placements (2.2%)
 Financial Services (1.1%)
  1,875,000 AIG SunAmerica Global Financing V, 5.20%, 5/10/04
             (c)................................................      1,906,033
                                                                   ------------
 Insurance (1.1%)
  2,000,000 Monumental Global Funding, 6.05%, 1/19/06 (c).......      2,038,412
                                                                   ------------
  Total Private Placements (Cost $3,872,069)                          3,944,445
                                                                   ------------
 U.S. Government Agencies (10.3%)
 Federal Home Loan Bank (1.6%)
  1,000,000 4.88%, 5/14/04......................................      1,009,606
  1,675,000 7.63%, 5/14/10......................................      1,898,348
                                                                   ------------
                                                                      2,907,954
                                                                   ------------

 Shares or
 Principal
  Amount                   Security Description                    Value
 ---------  -------------------------------------------------   ------------

 U.S. Government Agencies, continued
 Federal Home Loan Mortgage Corp. (2.3%)
 $2,000,000 5.00%, 1/15/04...................................   $  2,027,680
  2,000,000 7.00%, 3/15/10...................................      2,176,834
                                                                ------------
                                                                   4,204,514
                                                                ------------
 Federal National Mortgage Association (3.9%)
  3,000,000 5.75%, 7/26/06...................................      3,029,180
  2,550,000 6.00%, 5/15/08...................................      2,634,390
  1,275,000 6.63%, 11/15/10..................................      1,358,449
                                                                ------------
                                                                   7,022,019
                                                                ------------
 Small Business Administration Corp. (0.8%)
  1,389,427 6.70%, 3/1/16....................................      1,427,582
                                                                ------------
 Tennessee Valley Authority (1.7%)
  3,000,000 5.38%, 11/13/08..................................      2,989,767
                                                                ------------
  Total U.S. Government Agencies (Cost $17,967,443)               18,551,836
                                                                ------------
 U.S. Treasury Bonds (8.7%)
    950,000 9.38%, 2/15/06...................................      1,137,292
    295,000 12.00%, 8/15/13..................................        416,319
  3,350,000 7.25%, 5/15/16...................................      3,940,963
  3,200,000 7.88%, 2/15/21...................................      4,057,750
  5,015,000 7.13%, 2/15/23...................................      5,947,480
    100,000 6.25%, 8/15/23...................................        107,781
                                                                ------------
  Total U.S. Treasury Bonds (Cost $14,182,130)                    15,607,585
                                                                ------------
 U.S. Treasury Notes (2.8%)
  2,800,000 7.25%, 5/15/04...................................      3,029,925
  1,900,000 6.50%, 5/15/05...................................      2,040,459
                                                                ------------
  Total U.S. Treasury Notes (Cost $4,736,432)                      5,070,384
                                                                ------------
 Investment Companies (1.2%)
  2,105,160 The One Group Prime Money Market Fund (I Shares).      2,105,160
                                                                ------------
  Total Investment Companies (Cost $2,105,160)                     2,105,160
                                                                ------------
  Total Investments (Cost $171,542,219) (a)--99.4%               179,202,762
  Other assets in excess of liabilities--0.6%                      1,086,421
                                                                ------------
  Net Assets--100.0%                                            $180,289,183
                                                                ============

--------
(a) Cost for financial reporting purposes differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $25,326. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $22,817,915
   Unrealized depreciation.  (15,182,698)
                             -----------
   Net unrealized
    appreciation...........  $ 7,635,217
                             ===========

(b) Non-income producing security.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
ADR--American Depositary Receipt
MTN--Medium Term Note
PLC--Public Limited Company
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         Notes to Financial Statements
                                 July 31, 2001


1.Organization

 Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund. The Trust is authorized to issue an unlimited number of shares without par value in three classes of shares for each Fund: Class A (formerly known as Retail Class), Class B and Class Y (formerly known as Institutional Class). The Class Y shares commenced operations on October 14, 1994 when the Trust identified those Institutional Shareholders that were part of Class A (as of October 13, 1994) and transferred the Shareholders into Class Y. As of July 31, 2001, Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Tax-Free Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund have issued Class B shares. Each class of shares for each Fund has identical rights and privileges except with respect to sales charges, distribution (12b-1) fees paid by Class A and B shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

2.Reorganization

 The Trust entered an agreement and plan of reorganization and termination pursuant to which all of the assets and liabilities of the Pacific Capital U.S. Treasury Securities Fund were transferred to the Pacific Capital Diversified Fixed Income Fund of the Trust. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on July 10, 2000, following approval by shareholders of the U.S. Treasury Securities Fund, at a special shareholder meeting held on July 7, 2000.

 The following is a summary of shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                       Before Reorganization       After Reorganization
                                 --------------------------------- --------------------
                                  Pacific Capital  Pacific Capital   Pacific Capital
                                 Diversified Fixed  U.S. Treasury   Diversified Fixed
                                    Income Fund    Securities Fund     Income Fund
                                 ----------------- --------------- --------------------
  Class A Shares...............         235,981          170,684            389,072
  Class B Shares...............         265,973               --            265,973
  Class Y Shares...............      23,019,793          520,032         23,484,397
                                   ------------      -----------       ------------
  Total Shares.................      23,521,747          690,716         24,139,442
  Class A Net Assets...........    $  2,411,552      $ 1,566,494       $  3,978,046
  Class B Net Assets...........       2,713,860               --          2,713,860
  Class Y Net Assets...........     236,730,110        4,776,157        241,506,267
                                   ------------      -----------       ------------
  Total Net Assets.............    $241,855,522      $ 6,342,651       $248,198,173
  Net Asset Value
  Class A Shares...............    $      10.22      $      9.18       $      10.22
  Class B Shares...............    $      10.20               --       $      10.20
  Class Y Shares...............    $      10.28      $      9.18       $      10.28
  Unrealized
   Appreciation/(Depreciation).    $   (857,507)     $   144,256       $   (713,251)
  Accumulated Net Realized
   Losses......................    $ (8,615,003)     $(3,280,986)      $(11,895,989)

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001

3.Significant Accounting Policies

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 Securities Valuation:

 Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System are valued at last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by The Asset Management Group of Bank of Hawaii (the "Advisor") under the supervision of the Trust's Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost which combined with accrued interest, approximates market value. Under the amortized cost valuation method, the discount or premium is amortized on a constant basis to the maturity of the security. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund and International Stock Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the costs and market values of securities held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 Securities Transactions and Related Income:

 Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date and is reduced by applicable foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 Foreign Currency Translation:

 The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the New Asia Growth Fund and International Stock Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transactions.

 The New Asia Growth Fund and International Stock Fund isolate that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

 Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001


 Risks Associated with Foreign Securities and Currencies:

 Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

 Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the New Asia Growth Fund and International Stock Fund and, to a lesser extent, Growth Fund, Growth and Income Fund and Value Fund and may result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

 Forward Currency Exchange Contracts:

 The New Asia Growth Fund and International Stock Fund may from time to time enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross" currency foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign currency contracts might be considered spot (typically a contract of one week or less) contract or forward (contract length over one week) contracts. Spot contracts are entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., these Funds do not enter into such contracts for the purpose of earning foreign currency gains). Foreign currency exchange contracts are adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

 Securities Purchased on a When-Issued Basis and Forward Commitments:

 The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The values of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their values, are taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. In the case of when-issued securities, the Funds do not accrue interest or dividends until the underlying securities are received.

 Repurchase Agreements:

 The Funds may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price ("a repurchase agreement"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Trust's
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001

 custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

 Dividends to Shareholders:

 Dividends from net investment income are declared daily and paid monthly for the Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Balanced Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, International Stock Fund, Value Fund and Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed annually.

 The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

 Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

 Federal Income Taxes:

 It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.

 Concentration of Credit Risk:

 The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

 Other:

 Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

 Under the provisions of Statement of Positions (SOP) 98-5, "Reporting on the Costs of Start-Up Activities", costs associated with organizing a portfolio which commences operations subsequent to June 30, 1998 must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Ultra Short Government Fund, which commenced operations on June 1, 2000, were paid by the Advisor. Additionally, the Fund also incurred certain offering costs such as registration and prospectus fees, in connection with the organization. These offering costs were deferred and are being amortized on a straight-line basis over one year from the commencement of operations.
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001


4.Purchases and Sales of Securities

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2001 are as follows:

                                                       Purchases       Sales
                                                      ------------ -------------
  Growth Stock Fund.................................. $437,122,595 $ 435,556,871
  Growth and Income Fund.............................  104,714,110    85,840,283
  New Asia Growth Fund...............................   27,833,792    27,665,074
  Diversified Fixed Income Fund......................  138,295,990   140,474,469
  Ultra Short Government Fund........................   68,892,170     3,860,061
  Short Intermediate U.S. Treasury Securities Fund...   35,600,747    28,028,226
  Tax-Free Securities Fund...........................  113,749,628    83,660,745
  Tax-Free Short Intermediate Securities Fund........   26,673,675    29,232,623
  International Stock Fund...........................  194,502,551   197,373,678
  Value Fund.........................................  197,445,874   164,812,820
  Small Cap Fund.....................................   38,816,419    36,379,764
  Balanced Fund......................................  108,229,945   113,202,559

5.Related Party Transactions

 Investment advisory services are provided to the Trust by the Advisor. Under the terms of the investment advisory agreement with the Trust, the Advisor is entitled to receive fees based on a percentage of the average net assets of the Funds.

 CMG First State LLC is the Sub-Advisor to the New Asia Growth Fund. Nicholas-Applegate Capital Management ("NACM") is the Sub-Advisor to the International Stock Fund and the Small Cap Fund. In October 2000, NACM announced that it had agreed to be acquired by Allianz of America, Inc., a subsidiary of Allianz AG. All sub-advisory fees are borne by the Advisor and not the Funds.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), BISYS Fund Services, Inc. ("BISYS Services") and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and distributor. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. BISYS Ohio serves the Trust as administrator. Under the terms of a management and administration agreement, BISYS Ohio's fees are computed at an annual rate of 0.20% of the average daily net assets of each Fund.

 The Trust has adopted for the Class A and Class B shares of each of the Funds a Class A Distribution Plan and a Class B Distribution Plan ("the Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund pays BISYS a fee which will not exceed on an annual basis, 0.75% and 1.00%, respectively, of the average daily net assets attributable to the Class A and Class B shares of each Fund. These fees are for payments BISYS makes to banks, including the Advisor, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

 Class A shares of the Growth Stock Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Value Fund and Balanced Fund are subject to a 4.00% sales charge at the time of purchase. Class A shares of the New Asia Growth Fund, International Stock Fund and Small Cap Fund are subject to a 5.25% sales charge at the time of purchase. Class A shares of the Tax-Free Short Intermediate Securities Fund and Short Intermediate U.S. Treasury Securities Fund are subject to a 2.25% sales charge at the time of purchase. Class A shares of the Ultra Short Government Fund are subject to a 1.75% sales charge at the time of purchase. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a
                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001

 percentage of the lesser of the net asset value per share at the date of the original purchase or at the date of redemption, according to the following chart:

  Year of Redemption                                                        CDSC
  ------------------                                                        ----
  First....................................................................   5%
  Second...................................................................   4
  Third....................................................................   3
  Fourth...................................................................   3
  Fifth....................................................................   2
  Sixth....................................................................   1

 For the year ended July 31, 2001, BISYS, as the Trust's principal underwriter, received approximately $913,914 from commissions on sales of Class A and Class B shares, of which $912,457 was reallowed to other dealers.

 BISYS Ohio serves the Trust as fund accountant. Under the terms of a fund accounting agreement, BISYS Ohio is entitled to receive fees based on a percentage of average daily net assets of each Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

 BISYS Services serves as the Transfer Agent for the Funds. Under the terms of transfer agency agreement, BISYS Services is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing transfer agent services.

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions for year ended July 31, 2001 is as follows:

                                Investment Advisory Fees
                          ------------------------------------
                          Annual Fee
                             as a
                          Percentage                           Administration 12b-1 Fees   Total Fees
                          of Average    Fees         Fees           Fees      Voluntarily Voluntarily/
                          Daily Net  Voluntarily Involuntarily  Voluntarily    Reduced-   Involuntarily
                            Assets     Reduced      Reduced       Reduced       Class A      Reduced
                          ---------- ----------- ------------- -------------- ----------- -------------
Growth Stock Fund.......    0.80%     $     --     $     --       $190,032     $137,302     $327,334
Growth and Income Fund..    0.80%           --           --         83,241       56,659      139,900
New Asia Growth Fund....    0.90%           --           --         12,713       10,926       23,639
Diversified Fixed Income
 Fund...................    0.60%      367,731           --         98,062       34,308      500,101
Ultra Short Government
 Fund...................    0.40%           --      199,033         91,245       53,912      344,190
Short Intermediate U.S.
 Treasury Securities
 Fund...................    0.50%       58,227           --         14,557        4,143       76,927
Tax-Free Securities
 Fund...................    0.60%      685,219           --        182,726       38,431      906,376
Tax-Free Short
 Intermediate Securities
 Fund...................    0.50%       42,410           --         21,206        8,224       71,840
International Stock
 Fund...................    1.10%       97,374           --         38,950       17,556      153,880
Value Fund..............    0.80%           --           --         87,776       10,905       98,681
Small Cap Fund..........    1.10%       41,645           --         16,658        3,171       61,474
Balanced Fund...........    0.80%      198,233           --         79,295        1,330      278,858

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001


6.Capital Share Transactions:

 Transactions in capital shares for the Trust were as follows:

                               Growth Stock Fund       Growth and Income Fund
                            -------------------------  ------------------------
                               Amount        Shares       Amount       Shares
                            -------------  ----------  ------------  ----------
                               For the Year Ended        For the Year Ended
                                 July 31, 2001              July 31, 2001
                            -------------------------  ------------------------
  Class A:
  Shares issued............ $   8,278,288     598,151  $  2,977,356     179,848
  Dividends reinvested.....     6,944,209     509,854     1,536,518      92,007
  Shares redeemed..........    (6,717,107)   (513,066)   (2,602,433)   (163,565)
                            -------------  ----------  ------------  ----------
  Net Change............... $   8,505,390     594,939  $  1,911,441     108,290
                            =============  ==========  ============  ==========
  Class B:
  Shares issued............ $  10,566,896     741,741  $  4,437,667     262,372
  Dividends reinvested.....     7,262,228     549,752     2,014,824     124,065
  Shares redeemed..........    (4,698,186)   (345,283)   (2,338,675)   (145,133)
                            -------------  ----------  ------------  ----------
  Net Change............... $  13,130,938     946,210  $  4,113,816     241,304
                            =============  ==========  ============  ==========
  Class Y:
  Shares issued............ $ 119,123,167   8,931,292  $ 72,466,713   4,380,566
  Dividends reinvested.....    98,729,066   7,123,309    19,737,825   1,176,299
  Shares redeemed..........  (126,294,226) (9,745,714)  (55,062,586) (3,375,916)
                            -------------  ----------  ------------  ----------
  Net Change............... $  91,558,007   6,308,887  $ 37,141,952   2,180,949
                            =============  ==========  ============  ==========

                               For the Year Ended        For the Year Ended
                                 July 31, 2000              July 31, 2000
                            -------------------------  ------------------------
  Class A:
  Shares issued............ $  10,161,866     529,690  $  2,304,193     110,052
  Dividends reinvested.....     4,644,321     272,394     1,230,229      64,817
  Shares redeemed..........    (4,478,388)   (230,122)   (1,887,654)    (94,811)
                            -------------  ----------  ------------  ----------
  Net Change............... $  10,327,799     571,962  $  1,646,768      80,058
                            =============  ==========  ============  ==========
  Class B:
  Shares issued............ $  15,235,053     802,212  $  5,811,607     290,511
  Dividends reinvested.....     3,077,285     183,391     1,221,362      65,418
  Shares redeemed..........    (1,428,995)    (73,901)   (1,019,147)    (52,048)
                            -------------  ----------  ------------  ----------
  Net Change............... $  16,883,343     911,702  $  6,013,822     303,881
                            =============  ==========  ============  ==========
  Class Y:
  Shares issued............ $ 102,210,921   5,295,053  $ 66,293,258   3,299,945
  Dividends reinvested.....    91,624,383   5,323,903    16,518,785     869,389
  Shares redeemed..........  (138,554,765) (7,118,890)  (63,425,450) (3,098,956)
                            -------------  ----------  ------------  ----------
  Net Change............... $  55,280,539   3,500,066  $ 19,386,593   1,070,378
                            =============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001


6.Capital Share Transactions (continued):

                                                         Diversified Fixed
                              New Asia Growth Fund          Income Fund
                             -----------------------  ------------------------
                               Amount       Shares       Amount       Shares
                             -----------  ----------  ------------  ----------
                               For the Year Ended       For the Year Ended
                                 July 31, 2001             July 31, 2001
                             -----------------------  ------------------------
  Class A:
  Shares issued............. $   728,281      73,308  $  3,987,659     377,434
  Dividends reinvested......          --          --       358,071      33,701
  Shares redeemed...........  (1,120,159)   (112,010)   (2,319,867)   (217,998)
                             -----------  ----------  ------------  ----------
  Net Change................ $  (391,878)    (38,702) $  2,025,863     193,137
                             ===========  ==========  ============  ==========
  Class B:
  Shares issued............. $    56,986       5,160  $  1,737,432     161,973
  Dividends reinvested......          --          --       147,801      13,933
  Shares redeemed...........    (206,655)    (20,532)     (475,119)    (44,777)
                             -----------  ----------  ------------  ----------
  Net Change................ $  (149,669)    (15,372) $  1,410,114     131,129
                             ===========  ==========  ============  ==========
  Class Y:
  Shares issued............. $14,787,405   1,436,032  $ 69,753,835   6,542,895
  Dividends reinvested......          --          --       817,287      76,571
  Shares redeemed........... (13,696,744) (1,322,236)  (96,913,163) (9,042,208)
                             -----------  ----------  ------------  ----------
  Net Change................ $ 1,090,661     113,796  $(26,342,041) (2,422,742)
                             ===========  ==========  ============  ==========

                               For the Year Ended       For the Year Ended
                                 July 31, 2000             July 31, 2000
                             -----------------------  ------------------------
  Class A:
  Shares issued............. $   330,949      24,298  $  2,354,103     232,290
  Shares issued in
   connection with
   acquisition..............          --          --     1,566,494     153,091
  Dividends reinvested......          --          --       120,823      11,846
  Shares redeemed...........    (444,028)    (33,161)     (992,336)    (97,713)
                             -----------  ----------  ------------  ----------
  Net Change................ $  (113,079)     (8,863) $  3,049,084     299,514
                             ===========  ==========  ============  ==========
  Class B:
  Shares issued............. $   506,140      38,522  $  1,140,533     112,033
  Dividends reinvested......          --          --       107,902      10,611
  Shares redeemed...........     (20,390)     (1,488)     (534,982)    (52,563)
                             -----------  ----------  ------------  ----------
  Net Change................ $   485,750      37,034  $    713,453      70,081
                             ===========  ==========  ============  ==========
  Class Y:
  Shares issued............. $17,655,099   1,349,024  $131,652,084  12,775,443
  Shares issued in
   connection with
   acquisition..............          --          --     4,776,157     464,604
  Dividends reinvested......          --          --       397,491      38,864
  Shares redeemed........... (10,814,954)   (806,816)  (91,388,862) (8,901,167)
                             -----------  ----------  ------------  ----------
  Net Change................ $ 6,840,145     542,208  $ 45,436,870   4,377,744
                             ===========  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001


6.Capital Share Transactions (continued):

                                                       Short Intermediate U.S.
                                   Ultra Short           Treasury Securities
                                 Government Fund                Fund
                             ------------------------  ------------------------
                                Amount       Shares       Amount       Shares
                             ------------  ----------  ------------  ----------
                               For the Year Ended        For the Year Ended
                                  July 31, 2001             July 31, 2001
                             ------------------------  ------------------------
  Class A:
  Shares issued............. $ 18,534,243   1,837,350  $  2,109,997     218,800
  Dividends reinvested......      493,612      48,580        36,791       3,810
  Shares redeemed...........   (4,216,482)   (415,437)   (1,553,743)   (160,205)
                             ------------  ----------  ------------  ----------
  Net Change................ $ 14,811,373   1,470,493  $    593,045      62,405
                             ============  ==========  ============  ==========
  Class B:
  Shares issued............. $  3,058,136     302,532  $         --          --
  Dividends reinvested......       21,230       2,091            --          --
  Shares redeemed...........   (2,233,177)   (220,596)           --          --
                             ------------  ----------  ------------  ----------
  Net Change................ $    846,189      84,027  $         --          --
                             ============  ==========  ============  ==========
  Class Y:
  Shares issued............. $145,165,823  14,278,384  $ 40,211,043   4,138,578
  Dividends reinvested......      837,570      82,561       175,094      18,310
  Shares redeemed...........  (45,271,475) (4,465,560)  (27,283,683) (2,850,585)
                             ------------  ----------  ------------  ----------
  Net Change................ $100,731,918   9,895,385  $ 13,102,454   1,306,303
                             ============  ==========  ============  ==========

                              For the Period Ended       For the Year Ended
                                  July 31, 2000             July 31, 2000
                             ------------------------  ------------------------
  Class A:
  Shares issued............. $         --          --  $    140,026      15,136
  Dividends reinvested......           --          --        23,014       2,473
  Shares redeemed...........           --          --      (298,564)    (32,057)
                             ------------  ----------  ------------  ----------
  Net Change................ $         --          --  $   (135,524)    (14,448)
                             ============  ==========  ============  ==========
  Class B:
  Shares issued............. $         --          --  $         --          --
  Dividends reinvested......           --          --            --          --
  Shares redeemed...........           --          --            --          --
                             ------------  ----------  ------------  ----------
  Net Change................ $         --          --  $         --          --
                             ============  ==========  ============  ==========
  Class Y:
  Shares issued............. $ 47,732,316   4,764,530  $ 20,166,904   2,166,316
  Dividends reinvested......      104,537      10,428       279,537      29,969
  Shares redeemed...........     (385,502)    (38,463)  (21,007,827) (2,252,424)
                             ------------  ----------  ------------  ----------
  Net Change................ $ 47,451,351   4,736,495  $   (561,386)    (56,139)
                             ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001


6. Capital Share Transactions (continued):

                             Tax-Free Securities     Tax-Free Short Intermediate
                                    Fund                   Securities Fund
                           ------------------------  -----------------------------
                              Amount       Shares          Amount         Shares
                           ------------  ----------  --------------  -------------
                             For the Year Ended          For the Year Ended
                                July 31, 2001               July 31, 2001
                           ------------------------  -----------------------------
  Class A:
  Shares issued........... $  2,346,274     221,812  $      390,196        38,783
  Dividends reinvested....      258,182      24,464          55,870         5,562
  Shares redeemed.........   (1,335,936)   (126,805)       (222,758)      (22,050)
                           ------------  ----------  --------------  ------------
  Net Change.............. $  1,268,520     119,471  $      223,308        22,295
                           ============  ==========  ==============  ============
  Class B:
  Shares issued........... $  2,176,568     205,135  $           --            --
  Dividends reinvested....       73,091       6,923              --            --
  Shares redeemed.........     (154,192)    (14,641)             --            --
                           ------------  ----------  --------------  ------------
  Net Change.............. $  2,095,467     197,417  $           --            --
                           ============  ==========  ==============  ============
  Class Y:
  Shares issued........... $ 58,373,295   5,499,936  $    7,026,744       694,862
  Dividends reinvested....       43,047       4,068           7,635           755
  Shares redeemed.........  (46,509,591) (4,397,287)     (9,875,981)     (974,981)
                           ------------  ----------  --------------  ------------
  Net Change.............. $ 11,906,751   1,106,717  $   (2,841,602)     (279,364)
                           ============  ==========  ==============  ============

                             For the Year Ended          For the Year Ended
                                July 31, 2000               July 31, 2000
                           ------------------------  -----------------------------
  Class A:
  Shares issued........... $  4,756,853     465,219  $    1,042,383       106,409
  Dividends reinvested....      221,378      21,845          42,562         4,353
  Shares redeemed.........   (2,858,517)   (280,441)       (504,109)      (51,233)
                           ------------  ----------  --------------  ------------
  Net Change.............. $  2,119,714     206,623  $      580,836        59,529
                           ============  ==========  ==============  ============
  Class B:
  Shares issued........... $  1,746,751     169,727  $           --            --
  Dividends reinvested....       80,304       7,935              --            --
  Shares redeemed.........     (760,001)    (75,166)             --            --
                           ------------  ----------  --------------  ------------
  Net Change.............. $  1,067,054     102,496  $           --            --
                           ============  ==========  ==============  ============
  Class Y:
  Shares issued........... $ 63,290,883   6,225,857  $    5,469,372       556,234
  Dividends reinvested....    1,946,719     191,600         227,973        23,118
  Shares redeemed.........  (48,975,524) (4,815,249)    (11,548,104)   (1,173,174)
                           ------------  ----------  --------------  ------------
  Net Change.............. $ 16,262,078   1,602,208  $   (5,850,759)     (593,822)
                           ============  ==========  ==============  ============

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001


6. Capital Share Transactions (continued):

                              International Stock
                                      Fund                  Value Fund
                             -----------------------  ------------------------
                               Amount       Shares       Amount       Shares
                             -----------  ----------  ------------  ----------
                               For the Year Ended       For the Year Ended
                                 July 31, 2001             July 31, 2001
                             -----------------------  ------------------------
  Class A:
  Shares issued............. $   907,860      79,861  $  2,510,796     250,530
  Dividends reinvested......     736,927      71,755       257,673      28,005
  Shares redeemed...........  (1,772,015)   (180,103)   (1,314,172)   (130,699)
                             -----------  ----------  ------------  ----------
  Net Change................ $  (127,228)    (28,487) $  1,454,297     147,836
                             ===========  ==========  ============  ==========
  Class B:
  Shares issued............. $   199,645      16,740  $    705,730      75,166
  Dividends reinvested......     225,915      22,457       125,684      13,825
  Shares redeemed...........    (144,771)    (14,581)     (133,783)    (13,696)
                             -----------  ----------  ------------  ----------
  Net Change................ $   280,789      24,616  $    697,631      75,295
                             ===========  ==========  ============  ==========
  Class Y:
  Shares issued............. $24,009,152   2,321,215  $102,233,937  10,630,289
  Dividends reinvested......  15,925,244   1,544,641    16,347,898   1,778,832
  Shares redeemed........... (17,858,167) (1,741,649)  (59,606,063) (6,080,409)
                             -----------  ----------  ------------  ----------
  Net Change................ $22,076,229   2,124,207  $ 58,975,772   6,328,712
                             ===========  ==========  ============  ==========

                               For the Year Ended       For the Year Ended
                                 July 31, 2000             July 31, 2000
                             -----------------------  ------------------------
  Class A:
  Shares issued............. $ 4,311,321     297,940  $  1,312,097     122,241
  Dividends reinvested......      90,551       5,973         8,535         831
  Shares redeemed...........    (395,107)    (26,264)     (153,547)    (13,980)
                             -----------  ----------  ------------  ----------
  Net Change................ $ 4,006,765     277,649  $  1,167,085     109,092
                             ===========  ==========  ============  ==========
  Class B:
  Shares issued............. $ 1,166,445      76,371  $    590,313      56,351
  Dividends reinvested......       7,777         518         7,247         724
  Shares redeemed...........     (26,307)     (1,716)      (76,571)     (7,213)
                             -----------  ----------  ------------  ----------
  Net Change................ $ 1,147,915      75,173  $    520,989      49,862
                             ===========  ==========  ============  ==========
  Class Y:
  Shares issued............. $37,832,814   2,532,200  $ 96,333,244   9,141,064
  Proceeds from shares
   issued in conjunction
   with common trust fund
   conversion...............          --          --    87,055,807   8,386,879
  Dividends reinvested......   3,119,207     205,617     1,490,540     148,290
  Shares redeemed........... (30,128,572) (1,979,434)  (63,276,022) (6,008,856)
                             -----------  ----------  ------------  ----------
  Net Change................ $10,823,449     758,383  $121,603,569  11,667,377
                             ===========  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001

6.Capital Share Transactions (continued):

                                    Small Cap Fund           Balanced Fund
                                -----------------------  ----------------------
                                  Amount       Shares      Amount      Shares
                                -----------  ----------  -----------  ---------
                                  For the Year Ended      For the Year Ended
                                    July 31, 2001            July 31, 2001
                                -----------------------  ----------------------
Class A:
Shares issued.................. $ 1,010,777      83,924  $   123,950     12,375
Dividends reinvested...........      40,912       3,834       37,716      3,910
Shares redeemed................    (311,241)    (27,112)     (59,710)    (5,962)
                                -----------  ----------  -----------  ---------
Net Change..................... $   740,448      60,646  $   101,956     10,323
                                ===========  ==========  ===========  =========
Class B:
Shares issued.................. $   536,298      44,960  $   946,341     97,782
Dividends reinvested...........      19,155       1,828      183,434     19,062
Shares redeemed................      (7,311)       (659)    (149,043)   (15,429)
                                -----------  ----------  -----------  ---------
Net Change..................... $   548,142      46,129  $   980,732    101,415
                                ===========  ==========  ===========  =========
Class Y:
Shares issued.................. $29,697,287   2,449,301  $    67,247      6,410
Dividends reinvested...........   1,496,278     141,487   23,973,848  2,481,799
Shares redeemed................ (25,329,597) (2,169,199)  (8,871,217)  (926,434)
                                -----------  ----------  -----------  ---------
Net Change..................... $ 5,863,968     421,589  $15,169,878  1,561,775
                                ===========  ==========  ===========  =========

                                  For the Year Ended      For the Year Ended
                                    July 31, 2000            July 31, 2000
                                -----------------------  ----------------------
Class A:
Shares issued.................. $   259,811      25,771  $   192,401     18,156
Dividends reinvested...........       4,887         517        3,250        301
Shares redeemed................     (33,237)     (3,267)     (25,072)    (2,188)
                                -----------  ----------  -----------  ---------
Net Change..................... $   231,461      23,021  $   170,579     16,269
                                ===========  ==========  ===========  =========
Class B:
Shares issued.................. $   134,998      13,585  $   831,426     76,225
Dividends reinvested...........       4,654         501        7,563        699
Shares redeemed................     (10,297)     (1,010)     (46,227)    (4,148)
                                -----------  ----------  -----------  ---------
Net Change..................... $   129,355      13,076  $   792,762     72,776
                                ===========  ==========  ===========  =========
Class Y:
Shares issued.................. $24,392,681   2,457,056  $ 2,711,631    252,784
Dividends reinvested...........     581,462      61,883      552,979     51,874
Shares redeemed................ (19,589,973) (1,951,537)  (3,315,875)  (304,873)
                                -----------  ----------  -----------  ---------
Net Change..................... $ 5,384,170     567,402  $   (51,265)      (215)
                                ===========  ==========  ===========  =========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2001


7.Acquisition of Common Trust Funds

 On August 1, 1999, the Value Fund issued Class Y shares in a tax free conversion to acquire the assets and liabilities of the Pacific Century Trust Income Stock Common Trust Fund. The following is a summary of Class Y shares issued, net assets acquired, net asset per share and unrealized appreciation as of the date acquired:

  Class Y Shares..................................................    8,386,879
  Net assets of Mutual Fund before the acquisition................ $ 75,463,575
  Net assets acquired............................................. $ 87,055,807
  Net asset value................................................. $      10.38
  Unrealized appreciation......................................... $ 23,981,143

8.Federal Income Tax Information (unaudited)

 Capital Loss Carryforward

 At July 31, 2001, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

                                                                Amount   Expires
                                                               --------- -------
  Growth Stock Fund........................................... $ 709,011  2009
  New Asia Growth Fund........................................   683,203  2007
                                                                 400,314  2009
  Diversified Fixed Income Fund............................... 3,184,644  2004
                                                                  58,103  2005
                                                                  38,240  2006
                                                               1,275,585  2008
                                                               3,686,265  2009
  Tax-Free Short Intermediate Securities Fund.................    12,150  2008
                                                                  49,412  2009
  International Stock Fund.................................... 1,431,316  2009

 Long-Term Capital Gains Distributions

 During the fiscal year ended July 31, 2001, the Funds declared long-term capital gain distributions as follows:

  Growth Stock Fund............................................... $ 68,217,121
  Growth and Income Fund..........................................   22,091,328
  International Stock Fund........................................    7,432,094
  Value Fund......................................................   10,538,493
  Small Cap Fund..................................................      632,199
  Balanced Fund...................................................   19,170,795

 Dividend Received Deduction

 For corporate shareholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended July 31, 2001 qualify for the corporate dividends received deduction for the following Funds:

                                                                      Percentage
                                                                      ----------
  Growth Stock Fund..................................................    3.35%
  Growth and Income Fund.............................................   28.40%
  Value Fund.........................................................   34.63%
  Small Cap Fund.....................................................   36.73%
  Balanced Fund......................................................   18.74%

                                   Continued

PACIFIC CAPITAL FUNDS

                   Notes to Financial Statements, Concluded
                                 July 31, 2001


 Tax Exempt Income Distributions

 During the fiscal year ended July 31, 2001 the Funds declared tax-exempt income distributions as follows:

  Tax-Free Securities Fund.......................................... $21,101,812
  Tax-Free Short Intermediate Securities Fund.......................   1,575,337

 Post October Loss Deferral

 Capital (and foreign currency) losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

                                                   Post October      Foreign
                                                  Capital Losses Currency Losses
                                                  -------------- ---------------
  Growth Stock Fund..............................  $ 30,485,521           --
  Growth and Income Fund.........................     3,761,802           --
  New Asia Growth Fund...........................     1,556,967     $ 64,743
  International Stock Fund.......................    18,502,513      662,992
  Value Fund.....................................     1,454,507           --
  Balanced Fund..................................       483,914           --

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                    Growth Stock Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $ 19.73       $ 17.45       $ 17.75       $ 17.43       $11.89
                             -------       -------       -------       -------       ------
Investment Activities
 Net investment income
  (loss)................       (0.09)        (0.11)        (0.08)        (0.04)        0.03
 Net realized and
  unrealized gain (loss)
  on investments........       (4.67)         7.24          2.80          2.99         5.55
                             -------       -------       -------       -------       ------
 Total from Investment
  Activities............       (4.76)         7.13          2.72          2.95         5.58
                             -------       -------       -------       -------       ------
Distributions
 Net investment income..          --            --            --            --        (0.03)
 In excess of net
  investment income.....          --            --         (0.01)        (0.01)       (0.01)
 Net realized gains.....       (4.72)        (4.85)        (3.01)        (2.62)          --
                             -------       -------       -------       -------       ------
 Total Distributions....       (4.72)        (4.85)        (3.02)        (2.63)       (0.04)
                             -------       -------       -------       -------       ------
Net Asset Value, End of
 Year...................     $ 10.25       $ 19.73       $ 17.45       $ 17.75       $17.43
                             =======       =======       =======       =======       ======
Total Return (excludes
 sales charge)..........      (30.04%)       45.24%        17.40%        19.58%       47.02%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $22,182       $30,971       $17,417       $13,777       $9,742
Ratio of expenses to
 average net assets.....        1.33%         1.30%         1.32%         1.32%        1.32%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.69%)       (0.70%)       (0.58%)       (0.30%)       0.16%
Ratio of expenses to
 average net assets*....        1.87%         1.84%         1.85%         1.86%        1.86%
Ratio of net investment
 loss to average net
 assets*................       (1.23%)       (1.24%)       (1.12%)       (0.84%)      (0.38%)
Portfolio Turnover (a)..       97.27%       117.11%        81.02%        97.03%       32.20%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                              Growth Stock Fund
                          ----------------------------------------------------------
                                                   Class B
                          For the Year  For the Year  For the Year      For the
                              Ended         Ended         Ended       Period Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998(b)
                          ------------- ------------- ------------- ----------------
Net Asset Value,
 Beginning of Period....     $ 19.32       $ 17.28       $17.72          $16.36
                             -------       -------       ------          ------
Investment Activities
 Net investment loss....       (0.16)        (0.18)       (0.10)          (0.05)
 Net realized and
  unrealized gain (loss)
  on investments........       (4.55)         7.07         2.67            1.41
                             -------       -------       ------          ------
 Total from Investment
  Activities............       (4.71)         6.89         2.57            1.36
                             -------       -------       ------          ------
Distributions
 Net realized gains.....       (4.72)        (4.85)       (3.01)             --
                             -------       -------       ------          ------
 Total Distributions....       (4.72)        (4.85)       (3.01)             --
                             -------       -------       ------          ------
Net Asset Value, End of
 Period.................     $  9.89       $ 19.32       $17.28          $17.72
                             =======       =======       ======          ======
Total Return (excludes
 sales charge)..........      (30.51%)       44.14%       16.55%           8.31%(d)
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $24,084       $28,789       $9,988          $1,459
Ratio of expenses to
 average net assets.....        2.08%         2.06%        2.06%           2.07%(c)
Ratio of net investment
 loss to average net
 assets.................       (1.45%)       (1.46%)      (1.35%)         (1.31%)(c)
Ratio of expenses to
 average net assets*....        2.12%         2.10%        2.10%           2.11%(c)
Ratio of net investment
 loss to average net
 assets*................       (1.49%)       (1.50%)      (1.39%)         (1.35%)(c)
Portfolio Turnover (a)..       97.27%       117.11%       81.02%          97.03%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c)  Annualized
(d)  Not Annualized
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                    Growth Stock Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......    $  19.95      $  17.56      $  17.81      $  17.44      $  11.89
                            --------      --------      --------      --------      --------
Investment Activities
 Net investment income
  (loss)................       (0.06)        (0.08)        (0.06)           --          0.07
 Net realized and
  unrealized gain (loss)
  on investments........       (4.73)         7.32          2.82          3.01          5.55
                            --------      --------      --------      --------      --------
 Total from Investment
  Activities............       (4.79)         7.24          2.76          3.01          5.62
                            --------      --------      --------      --------      --------
Distributions
 Net investment income..          --            --            --            --         (0.07)
 In excess of net
  investment income.....          --            --            --         (0.02)           --
 Net realized gains.....       (4.72)        (4.85)        (3.01)        (2.62)           --
                            --------      --------      --------      --------      --------
 Total Distributions....       (4.72)        (4.85)        (3.01)        (2.64)        (0.07)
                            --------      --------      --------      --------      --------
Net Asset Value, End of
 Year...................    $  10.44      $  19.95      $  17.56      $  17.81      $  17.44
                            ========      ========      ========      ========      ========
Total Return............      (29.84%)       45.56%        17.72%        19.96%        47.39%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $329,573      $504,125      $382,298      $375,117      $198,407
Ratio of expenses to
 average net assets.....        1.08%         1.05%         1.07%         1.07%         1.07%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.44%)       (0.45%)       (0.32%)       (0.08%)        0.45%
Ratio of expenses to
 average net assets*....        1.12%         1.09%         1.11%         1.11%         1.11%
Ratio of net investment
 income (loss) to
 average net assets*....       (0.48%)       (0.49%)       (0.36%)       (0.12%)        0.41%
Portfolio Turnover (a)..       97.27%       117.11%        81.02%        97.03%        32.20%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                 Growth and Income Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $ 21.33       $ 18.89       $18.72        $17.25        $12.32
                             -------       -------       ------        ------        ------
Investment Activities
 Net investment income
  (loss)................       (0.03)        (0.04)       (0.02)         0.03          0.08
 Net realized and
  unrealized gain (loss)
  on investments........       (4.72)         5.16         2.38          3.01          5.57
                             -------       -------       ------        ------        ------
 Total from Investment
  Activities............       (4.75)         5.12         2.36          3.04          5.65
                             -------       -------       ------        ------        ------
Distributions
 Net investment income..          --            --           --         (0.04)        (0.08)
 In excess of net
  investment income.....          --            --           --            --         (0.01)
 Net realized gains.....       (2.69)        (2.68)       (2.19)        (1.53)        (0.63)
                             -------       -------       ------        ------        ------
 Total Distributions....       (2.69)        (2.68)       (2.19)        (1.57)        (0.72)
                             -------       -------       ------        ------        ------
Net Asset Value, End of
 Year...................     $ 13.89       $ 21.33       $18.89        $18.72        $17.25
                             =======       =======       ======        ======        ======
Total Return (excludes
 sales charge)..........      (24.39%)       28.85%       13.67%        19.10%        47.59%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $ 9,669       $12,540       $9,593        $6,730        $3,726
Ratio of expenses to
 average net assets.....        1.35%         1.33%        1.35%         1.33%         1.32%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.16%)       (0.22%)      (0.12%)        0.13%         0.48%
Ratio of expenses to
 average net assets*....        1.89%         1.87%        1.89%         1.87%         1.86%
Ratio of net investment
 loss to average net
 assets*................       (0.70%)       (0.76%)      (0.66%)       (0.41%)       (0.06%)
Portfolio Turnover (a)..       43.24%        60.51%       65.56%        75.92%        74.83%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                            Growth and Income Fund
                          ----------------------------------------------------------
                                                   Class B
                          For the Year  For the Year  For the Year      For the
                              Ended         Ended         Ended       Period Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998(b)
                          ------------- ------------- ------------- ----------------
Net Asset Value,
 Beginning of Period....     $ 20.88       $ 18.66       $ 18.68        $ 17.58
                             -------       -------       -------        -------
Investment Activities
 Net investment loss....       (0.14)        (0.15)        (0.08)         (0.02)
 Net realized and
  unrealized gain (loss)
  on investments........       (4.61)         5.05          2.25           1.12
                             -------       -------       -------        -------
 Total from Investment
  Activities............       (4.75)         4.90          2.17           1.10
                             -------       -------       -------        -------
Distributions
 Net realized gains.....       (2.69)        (2.68)        (2.19)            --
                             -------       -------       -------        -------
 Total Distributions....       (2.69)        (2.68)        (2.19)            --
                             -------       -------       -------        -------
Net Asset Value, End of
 Period.................     $ 13.44       $ 20.88       $ 18.66        $ 18.66
                             =======       =======       =======        =======
Total Return (excludes
 sales charge)..........      (24.97%)       27.95%        12.58%          6.27%(d)
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $13,282       $15,593        $8,265         $2,184
Ratio of expenses to
 average net assets.....        2.10%         2.08%         2.09%          2.08%(c)
Ratio of net investment
 loss to average net
 assets.................       (0.92%)       (0.99%)       (0.90%)        (0.73%)(c)
Ratio of expenses to
 average net assets*....        2.14%         2.12%         2.13%          2.12%(c)
Ratio of net investment
 loss to average net
 assets*................       (0.96%)       (1.03%)       (0.94%)        (0.77%)(c)
Portfolio Turnover (a)..       43.24%        60.51%        65.56%         75.92%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c)  Annualized.
(d)  Not annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                 Growth and Income Fund
                          ----------------------------------------------------------------------
                                                         Class Y
                          For the Year   For the Year  For the Year  For the Year  For the Year
                              Ended          Ended         Ended         Ended         Ended
                          July 31, 2001  July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          -------------  ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......    $  21.39       $  18.90      $  18.75      $  17.27      $  12.32
                            --------       --------      --------      --------      --------
Investment Activities
 Net investment income..        0.01           --(b)         0.03          0.07          0.11
 Net realized and
  unrealized gain (loss)
  on investments........       (4.74)          5.18          2.34          3.01          5.58
                            --------       --------      --------      --------      --------
 Total from Investment
  Activities............       (4.73)          5.18          2.37          3.08          5.69
                            --------       --------      --------      --------      --------
Distributions
 Net investment income..          --(b)          --         (0.03)        (0.07)        (0.11)
 In excess of net
  investment income.....          --          (0.01)           --            --            --
 Net realized gains.....       (2.69)         (2.68)        (2.19)        (1.53)        (0.63)
                            --------       --------      --------      --------      --------
 Total Distributions....       (2.69)         (2.69)        (2.22)        (1.60)        (0.74)
                            --------       --------      --------      --------      --------
Net Asset Value, End of
 Year...................    $  13.97       $  21.39      $  18.90      $  18.75      $  17.27
                            ========       ========      ========      ========      ========
Total Return............      (24.19%)        29.22%        13.69%        19.37%        47.96%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $162,138       $201,600      $157,891      $164,706      $123,821
Ratio of expenses to
 average net assets.....        1.10%          1.08%         1.10%         1.08%         1.07%
Ratio of net investment
 income to average net
 assets.................        0.09%          0.03%         0.15%         0.38%         0.79%
Ratio of expenses to
 average net assets*....        1.14%          1.12%         1.14%         1.12%         1.12%
Ratio of net investment
 income (loss) to
 average net assets*....        0.05%         (0.01%)        0.11%         0.34%         0.75%
Portfolio Turnover (a)..       43.24%         60.51%        65.56%        75.92%        74.83%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Less than $0.01 per share.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                  New Asia Growth Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $ 12.50       $ 10.57       $  6.35       $ 13.89       $ 11.11
                             -------       -------       -------       -------       -------
Investment Activities
 Net investment income
  (loss)................       (0.05)        (0.17)        (0.05)         0.09          0.03
 Net realized and
  unrealized gain (loss)
  on investments........       (3.03)         2.10          4.29         (6.59)         2.88
                             -------       -------       -------       -------       -------
 Total from Investment
  Activities............       (3.08)         1.93          4.24         (6.50)         2.91
                             -------       -------       -------       -------       -------
Distributions
 Net investment income..          --            --            --            --         (0.01)
 In excess of net
  investment income.....          --            --         (0.02)           --            --
 Net realized gains.....          --            --            --         (1.04)        (0.12)
                             -------       -------       -------       -------       -------
 Total Distributions....          --            --         (0.02)        (1.04)        (0.13)
                             -------       -------       -------       -------       -------
Net Asset Value, End of
 Year...................     $  9.42       $ 12.50       $ 10.57       $  6.35       $ 13.89
                             =======       =======       =======       =======       =======
Total Return (excludes
 sales charge)..........      (24.64%)       18.26%        66.99%       (48.84%)       26.31%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $ 1,673       $ 2,704       $ 2,379       $ 1,614       $ 3,459
Ratio of expenses to
 average net assets.....        1.98%         1.99%         2.14%         2.18%         1.98%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.40%)       (1.22%)       (0.52%)        0.98%         0.20%
Ratio of expenses to
 average net assets*....        2.53%         2.54%         2.78%         2.86%         2.58%
Ratio of net investment
 income (loss) to
 average net assets*....       (0.95%)       (1.77%)       (1.16%)        0.30%        (0.40%)
Portfolio Turnover (a)..      115.95%       172.57%       152.58%       129.77%       134.89%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                             New Asia Growth Fund
                          ----------------------------------------------------------
                                                   Class B
                          For the Year  For the Year  For the Year   For the Period
                              Ended         Ended         Ended          Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998(b)
                          ------------- ------------- ------------- ----------------
Net Asset Value,
 Beginning of Period....     $ 12.34       $ 10.50       $  6.34        $  9.09
                             -------       -------       -------        -------
Investment Activities
 Net investment income
  (loss)................       (0.15)        (0.13)        (0.02)          0.04
 Net realized and
  unrealized gain (loss)
  on investments........       (2.97)         1.97          4.18          (2.79)
                             -------       -------       -------        -------
 Total from Investment
  Activities............       (3.12)         1.84          4.16          (2.75)
                             -------       -------       -------        -------
Net Asset Value, End of
 Period.................     $  9.22       $ 12.34       $ 10.50        $  6.34
                             =======       =======       =======        =======
Total Return (excludes
 sales charge)..........      (25.28%)       17.52%        65.66%        (30.25%)(d)
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $   473       $   823       $   311        $    66
Ratio of expenses to
 average net assets.....        2.73%         2.75%         2.82%          2.89%(c)
Ratio of net investment
 income (loss) to
 average net assets.....       (1.16%)       (1.94%)       (1.33%)         1.70%(c)
Ratio of expenses to
 average net assets*....        2.78%         2.80%         2.95%          3.35%(c)
Ratio of net investment
 income (loss) to
 average net assets*....       (1.21%)       (1.99%)       (1.46%)         1.24%(c)
Portfolio Turnover (a)..      115.95%       172.57%       152.58%        129.77%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c) Annualized.
(d) Not annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                  New Asia Growth Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $ 12.58       $ 10.60       $  6.37       $ 13.94       $ 11.14
                             -------       -------       -------       -------       -------
Investment Activities
 Net investment income
  (loss)................       (0.02)        (0.09)        (0.06)         0.12          0.06
 Net realized and
  unrealized gain (loss)
  on investments........       (3.07)         2.07          4.33         (6.63)         2.87
                             -------       -------       -------       -------       -------
 Total from Investment
  Activities............       (3.09)         1.98          4.27         (6.51)         2.93
                             -------       -------       -------       -------       -------
Distributions
 Net investment income..          --            --            --         (0.02)        (0.01)
 In excess of net
  investment income.....          --            --         (0.04)           --            --
 Net realized gains.....          --            --            --         (1.04)        (0.12)
                             -------       -------       -------       -------       -------
 Total Distributions....          --            --         (0.04)        (1.06)        (0.13)
                             -------       -------       -------       -------       -------
Net Asset Value, End of
 Year...................     $  9.49       $ 12.58       $ 10.60       $  6.37       $ 13.94
                             =======       =======       =======       =======       =======
Total Return............      (24.56%)       18.68%        67.38%       (48.76%)       26.50%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $20,512       $25,740       $15,954       $14,569       $18,376
Ratio of expenses to
 average net assets.....        1.73%         1.74%         1.90%         1.93%         1.72%
Ratio of net investment
 income (loss) to
 average net assets.....       (0.17%)       (0.95%)       (0.33%)        1.32%         0.46%
Ratio of expenses to
 average net assets*....        1.78%         1.79%         2.05%         2.13%         1.82%
Ratio of net investment
 income (loss) to
 average net assets*....       (0.22%)       (1.00%)       (0.47%)        1.12%         0.36%
Portfolio Turnover (a)..      115.95%       172.57%       152.58%       129.77%       134.89%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                              Diversified Fixed Income Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $10.22        $10.39        $10.92        $10.71        $10.45
                             ------        ------        ------        ------        ------
Investment Activities
 Net investment income..       0.58          0.58          0.56          0.58          0.57
 Net realized and
  unrealized gain (loss)
  on investments........       0.67         (0.17)        (0.43)         0.21          0.35
                             ------        ------        ------        ------        ------
 Total from Investment
  Activities............       1.25          0.41          0.13          0.79          0.92
                             ------        ------        ------        ------        ------
Distributions
 Net investment income..      (0.58)        (0.58)        (0.56)        (0.58)        (0.57)
 Net realized gains.....         --            --         (0.10)           --            --
 In excess of net
  realized gains........         --            --            --            --         (0.09)
                             ------        ------        ------        ------        ------
 Total Distributions....      (0.58)        (0.58)        (0.66)        (0.58)        (0.66)
                             ------        ------        ------        ------        ------
Net Asset Value, End of
 Year...................     $10.89        $10.22        $10.39        $10.92        $10.71
                             ======        ======        ======        ======        ======
Total Return (excludes
 sales charge)..........      12.48%         4.09%         1.02%         7.61%         9.20%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $7,702        $5,252        $2,228        $1,497        $1,103
Ratio of expenses to
 average net assets.....       0.95%         0.97%         0.98%         1.02%         1.15%
Ratio of net investment
 income to average net
 assets.................       5.43%         5.70%         5.08%         5.36%         5.44%
Ratio of expenses to
 average net assets*....       1.65%         1.66%         1.67%         1.65%         1.69%
Ratio of net investment
 income to average net
 assets*................       4.73%         5.01%         4.39%         4.73%         4.90%
Portfolio Turnover (a)..      58.91%        84.65%        60.00%        57.58%        80.98%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                        Diversified Fixed Income Fund
                          ----------------------------------------------------------
                                                   Class B
                          For the Year  For the Year  For the Year   For the Period
                              Ended         Ended         Ended          Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998(b)
                          ------------- ------------- ------------- ----------------
Net Asset Value,
 Beginning of Period....     $ 10.20       $ 10.37       $ 10.91        $ 10.79
                             -------       -------       -------        -------
Investment Activities
 Net investment income..        0.50          0.50          0.48           0.23
 Net realized and
  unrealized gain (loss)
  on investments........        0.67         (0.17)        (0.44)          0.12
                             -------       -------       -------        -------
 Total from Investment
  Activities............        1.17          0.33          0.04           0.35
                             -------       -------       -------        -------
Distributions
 Net investment income..       (0.50)        (0.50)        (0.48)         (0.23)
 Net realized gains.....          --            --         (0.06)            --
 In excess of net
  realized gains........          --            --         (0.04)            --
                             -------       -------       -------        -------
 Total Distributions....       (0.50)        (0.50)        (0.58)         (0.23)
                             -------       -------       -------        -------
Net Asset Value, End of
 Period.................     $ 10.87       $ 10.20       $ 10.37        $ 10.91
                             =======       =======       =======        =======
Total Return (excludes
 sales charge)..........       11.68%         3.34%         0.24%          3.25%(d)
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $ 4,367       $ 2,760       $ 2,078        $   236
Ratio of expenses to
 average net assets.....        1.70%         1.71%         1.72%          1.71%(c)
Ratio of net investment
 income to average net
 assets.................        4.67%         4.95%         4.39%          4.54%(c)
Ratio of expenses to
 average net assets*....        1.90%         1.90%         1.91%          1.90%(c)
Ratio of net investment
 income to average net
 assets*................        4.47%         4.76%         4.20%          4.35%(c)
Portfolio Turnover (a)..       58.91%        84.65%        60.00%         57.58%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c)  Annualized.
(d)  Not annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                              Diversified Fixed Income Fund
                          ----------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year   For the Year  For the Year  For the Year
                              Ended         Ended          Ended         Ended         Ended
                          July 31, 2001 July 31, 2000  July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- -------------  ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......    $  10.28      $  10.45       $  11.00      $  10.78      $  10.53
                            --------      --------       --------      --------      --------
Investment Activities
 Net investment income..        0.61          0.61           0.59          0.61          0.60
 Net realized and
  unrealized gain (loss)
  on investments........        0.68         (0.17)         (0.45)         0.22          0.34
                            --------      --------       --------      --------      --------
 Total from Investment
  Activities............        1.29          0.44           0.14          0.83          0.94
                            --------      --------       --------      --------      --------
Distributions
 Net investment income..       (0.61)        (0.61)         (0.59)        (0.61)        (0.60)
 In excess of net
  investment income.....          --            --(b)          --            --            --
 Net realized gains.....          --            --          (0.07)           --            --
 In excess of net
  realized gains........          --            --          (0.03)           --         (0.09)
                            --------      --------       --------      --------      --------
 Total Distributions....       (0.61)        (0.61)         (0.69)        (0.61)        (0.69)
                            --------      --------       --------      --------      --------
Net Asset Value, End of
 Year...................    $  10.96      $  10.28       $  10.45      $  11.00      $  10.78
                            ========      ========       ========      ========      ========
Total Return............       12.83%         4.37%          1.10%         7.94%         9.30%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $230,523      $241,169       $199,413      $158,909      $132,583
Ratio of expenses to
 average net assets.....        0.70%         0.71%          0.73%         0.77%         0.90%
Ratio of net investment
 income to average net
 assets.................        5.70%         5.95%          5.34%         5.61%         5.67%
Ratio of expenses to
 average net assets*....        0.90%         0.90%          0.92%         0.90%         0.94%
Ratio of net investment
 income to average net
 assets*................        5.50%         5.76%          5.15%         5.48%         5.63%
Portfolio Turnover (a)..       58.91%        84.65%         60.00%        57.58%        80.98%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Less than $0.01 per share.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              Financial Highlights
 (Selected data for a share of capital stock outstanding throughout the period)

                                                    Ultra Short Government Fund
                                                    ---------------------------
                                                              Class A
                                                        For the Year Ended
                                                         July 31, 2001(b)
                                                    ---------------------------
Net Asset Value, Beginning of Year................            $ 10.02
                                                              -------
Investment Activities
 Net investment income............................               0.55
 Net realized and unrealized gain on investments..               0.18
                                                              -------
 Total from Investment Activities.................               0.73
                                                              -------
Distributions
 Net investment income............................              (0.55)
                                                              -------
 Total Distributions..............................              (0.55)
                                                              -------
Net Asset Value, End of Year......................            $ 10.20
                                                              =======
Total Return (excludes sales charge)..............               7.46%
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).................            $15,002
Ratio of expenses to average net assets (c).......               0.64%
Ratio of net investment income to average net
 assets (c).......................................               5.20%
Ratio of expenses to average net assets*..........               1.51%
Ratio of net investment income to average net
 assets*..........................................               4.33%
Portfolio Turnover (a)............................               8.22%

--------
 * During the period, certain fees were voluntarily and involuntarily reduced. If such voluntary and involuntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from August 1, 2000 (commencement of operations) to July 31, 2001.
(c) The Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A shares of the Fund at a maximum of 0.65% until at least August 1, 2002.
                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                    Ultra Short Government Fund
                                                    ---------------------------
                                                              Class B
                                                        For the Year Ended
                                                         July 31, 2001(b)
                                                    ---------------------------
Net Asset Value, Beginning of Year................            $10.02
                                                              ------
Investment Activities
 Net investment income............................              0.48
 Net realized and unrealized gain on investments..              0.19
                                                              ------
 Total from Investment Activities.................              0.67
                                                              ------
Distributions
 Net investment income............................             (0.48)
                                                              ------
 Total Distributions..............................             (0.48)
                                                              ------
Net Asset Value, End of Year......................            $10.21
                                                              ======
Total Return (excludes sales charge)..............              6.79%
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000).................            $  858
Ratio of expenses to average net assets (c).......              1.39%
Ratio of net investment income to average net
 assets (c).......................................              4.48%
Ratio of expenses to average net assets*..........              1.76%
Ratio of net investment income to average net
 assets*..........................................              4.11%
Portfolio Turnover (a)............................              8.22%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from August 1, 2000 (commencement of operations) to January 31,
     2001.
(c) The Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class B shares of the Fund at a maximum of 1.40% until at least August 1, 2002.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  Ultra Short Government Fund
                                                 ------------------------------
                                                            Class Y
                                                 For the Year   For the Period
                                                     Ended          Ended
                                                 July 31, 2001 July 31, 2000(b)
                                                 ------------- ----------------
Net Asset Value, Beginning of Period...........    $  10.02        $ 10.00
                                                   --------        -------
Investment Activities
 Net investment income.........................        0.58           0.11
 Net realized and unrealized gain on
  investments..................................        0.19           0.02
                                                   --------        -------
 Total from Investment Activities..............        0.77           0.13
                                                   --------        -------
Distributions
 Net investment income.........................       (0.58)         (0.11)
                                                   --------        -------
 Total Distributions...........................       (0.58)         (0.11)
                                                   --------        -------
Net Asset Value, End of Period.................    $  10.21        $ 10.02
                                                   ========        =======
Total Return...................................        7.85%          1.27%(d)
Annualized Ratios/Supplementary Data:
Net Assets at end of period (000)..............    $149,445        $47,483
Ratio of expenses to average net assets (e)....        0.39%          0.40%(c)
Ratio of net investment income to average net
 assets (e)....................................        5.56%          6.38%(c)
Ratio of expenses to average net assets*.......        0.76%          1.28%(c)
Ratio of net investment income to average net
 assets*.......................................        5.19%          5.50%(c)
Portfolio Turnover (a).........................        8.22%          0.00%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from June 1, 2000 (commencement of operations) to July 31, 2000.
(c)  Annualized.
(d)  Not annualized.
(e) The Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class Y shares of the Fund at a maximum of 0.40% until at least August 1, 2002.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                    Short Intermediate U.S. Treasury Securities Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $  9.30       $ 9.42        $ 9.64        $ 9.55        $ 9.41
                             -------       ------        ------        ------        ------
Investment Activities
 Net investment income..        0.45         0.44          0.45          0.49          0.49
 Net realized and
  unrealized gain (loss)
  on investments........        0.51        (0.08)        (0.18)         0.09          0.14
                             -------       ------        ------        ------        ------
 Total from Investment
  Activities............        0.96         0.36          0.27          0.58          0.63
                             -------       ------        ------        ------        ------
Distributions
 Net investment income..       (0.45)       (0.44)        (0.45)        (0.49)        (0.49)
 Net realized gains.....          --        (0.04)        (0.04)           --            --
 In excess of net
  realized gains........          --           --(b)         --            --            --
                             -------       ------        ------        ------        ------
 Total Distributions....       (0.45)       (0.48)        (0.49)        (0.49)        (0.49)
                             -------       ------        ------        ------        ------
Net Asset Value, End of
 Year...................     $  9.81       $ 9.30        $ 9.42        $ 9.64        $ 9.55
                             =======       ======        ======        ======        ======
Total Return (excludes
 sales charge)..........       10.58%        3.97%         2.79%         6.27%         6.92%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $ 1,090       $  452        $  595        $  654        $  618
Ratio of expenses to
 average net assets.....        0.90%        0.89%         0.94%         0.89%         0.87%
Ratio of net investment
 income to average net
 assets.................        4.66%        4.78%         4.65%         5.11%         5.22%
Ratio of expenses to
 average net assets*....        1.65%        1.64%         1.49%         1.64%         1.62%
Ratio of net investment
 income to average net
 assets*................        3.91%        4.03%         4.10%         4.36%         4.47%
Portfolio Turnover (a)..      107.46%       48.99%        63.27%        17.33%        51.56%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Less than $0.01 per share.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                    Short Intermediate U.S. Treasury Securities Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $  9.32       $  9.44       $  9.66       $  9.56       $  9.42
                             -------       -------       -------       -------       -------
Investment Activities
 Net investment income..        0.48          0.47          0.48          0.51          0.52
 Net realized and
  unrealized gain (loss)
  on investments........        0.51         (0.08)        (0.18)         0.10          0.14
                             -------       -------       -------       -------       -------
 Total from Investment
  Activities............        0.99          0.39          0.30          0.61          0.66
                             -------       -------       -------       -------       -------
Distributions
 Net investment income..       (0.48)        (0.47)        (0.48)        (0.51)        (0.52)
 Net realized gains.....          --         (0.04)        (0.04)           --            --
 In excess of net
  realized gains........          --            --(b)         --            --            --
                             -------       -------       -------       -------       -------
 Total Distributions....       (0.48)        (0.51)        (0.52)        (0.51)        (0.52)
                             -------       -------       -------       -------       -------
Net Asset Value, End of
 Year...................     $  9.83       $  9.32       $  9.44       $  9.66       $  9.56
                             =======       =======       =======       =======       =======
Total Return............       10.84%         4.24%         3.05%         6.62%         7.19%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $47,000       $32,380       $33,332       $24,843       $26,722
Ratio of expenses to
 average net assets.....        0.65%         0.64%         0.67%         0.64%         0.62%
Ratio of net investment
 income to average net
 assets.................        4.96%         5.04%         4.89%         5.36%         5.47%
Ratio of expenses to
 average net assets*....        0.90%         0.89%         0.72%         0.89%         0.87%
Ratio of net investment
 income to average net
 assets*................        4.71%         4.79%         4.84%         5.11%         5.22%
Portfolio Turnover (a)..      107.46%        48.99%        63.27%        17.33%        51.56%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Less than $0.01 per share.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                Tax-Free Securities Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $10.29        $10.49        $10.84        $10.84        $10.44
                             ------        ------        ------        ------        ------
Investment Activities
 Net investment income..       0.47          0.48          0.48          0.48          0.49
 Net realized and
  unrealized gain (loss)
  on investments........       0.45         (0.15)        (0.25)         0.06          0.46
                             ------        ------        ------        ------        ------
 Total from Investment
  Activities............       0.92          0.33          0.23          0.54          0.95
                             ------        ------        ------        ------        ------
Distributions
 Net investment income..      (0.47)        (0.48)        (0.48)        (0.48)        (0.49)
 Net realized gains.....         --         (0.05)        (0.10)        (0.06)        (0.06)
                             ------        ------        ------        ------        ------
 Total Distributions....      (0.47)        (0.53)        (0.58)        (0.54)        (0.55)
                             ------        ------        ------        ------        ------
Net Asset Value, End of
 Year...................     $10.74        $10.29        $10.49        $10.84        $10.84
                             ======        ======        ======        ======        ======
Total Return (excludes
 sales charge)..........       9.07%         3.28%         2.00%         5.17%         9.35%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $8,413        $6,832        $4,795        $3,054        $2,545
Ratio of expenses to
 average net assets.....       0.95%         0.95%         0.96%         1.02%         1.12%
Ratio of net investment
 income to average net
 assets.................       4.41%         4.71%         4.41%         4.49%         4.60%
Ratio of expenses to
 average net assets*....       1.64%         1.64%         1.65%         1.65%         1.66%
Ratio of net investment
 income to average net
 assets*................       3.72%         4.02%         3.72%         3.86%         4.06%
Portfolio Turnover (a)..      19.05%        22.40%         9.91%        10.73%        11.07%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                           Tax-Free Securities Fund
                          ----------------------------------------------------------
                                                   Class B
                          For the Year  For the Year  For the Year   For the Period
                              Ended         Ended         Ended          Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998(b)
                          ------------- ------------- ------------- ----------------
Net Asset Value,
 Beginning of Period....     $10.29        $10.49        $10.83          $10.84
                             ------        ------        ------          ------
Investment Activities
 Net investment income..       0.39          0.40          0.40            0.21
 Net realized and
  unrealized gain (loss)
  on investments........       0.45         (0.15)        (0.24)          (0.01)
                             ------        ------        ------          ------
 Total from Investment
  Activities............       0.84          0.25          0.16            0.20
                             ------        ------        ------          ------
Distributions
 Net investment income..      (0.39)        (0.40)        (0.40)          (0.21)
 Net realized gains.....         --         (0.05)        (0.10)             --
                             ------        ------        ------          ------
 Total Distributions....      (0.39)        (0.45)        (0.50)          (0.21)
                             ------        ------        ------          ------
Net Asset Value, End of
 Period.................     $10.74        $10.29        $10.49          $10.83
                             ======        ======        ======          ======
Total Return (excludes
 sales charge)..........       8.28%         2.54%         1.40%           1.82%(d)
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $5,019        $2,779        $1,756          $  272
Ratio of expenses to
 average net assets.....       1.70%         1.70%         1.70%           1.71%(c)
Ratio of net investment
 income to average net
 assets.................       3.65%         3.97%         3.68%           3.75%(c)
Ratio of expenses to
 average net assets*....       1.89%         1.89%         1.89%           1.90%(c)
Ratio of net investment
 income to average net
 assets*................       3.46%         3.78%         3.49%           3.56%(c)
Portfolio Turnover (a)..      19.05%        22.40%         9.91%          10.73%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from March 2, 1998 (commencement of operations) to July 31, 1998.
(c)  Annualized.
(d)  Not annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                Tax-Free Securities Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......    $  10.33      $  10.53      $  10.88      $  10.86      $  10.46
                            --------      --------      --------      --------      --------
Investment Activities
 Net investment income..        0.49          0.50          0.51          0.51          0.51
 Net realized and
  unrealized gain (loss)
  on investments........        0.45         (0.15)        (0.25)         0.08          0.46
                            --------      --------      --------      --------      --------
 Total from Investment
  Activities............        0.94          0.35          0.26          0.59          0.97
                            --------      --------      --------      --------      --------
Distributions
 Net investment income..       (0.49)        (0.50)        (0.51)        (0.51)        (0.51)
 Net realized gains.....          --         (0.05)        (0.10)        (0.06)        (0.06)
                            --------      --------      --------      --------      --------
 Total Distributions....       (0.49)        (0.55)        (0.61)        (0.57)        (0.57)
                            --------      --------      --------      --------      --------
Net Asset Value, End of
 Year...................    $  10.78      $  10.33      $  10.53      $  10.88      $  10.86
                            ========      ========      ========      ========      ========
Total Return............        9.33%         3.55%         2.26%         5.63%         9.58%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $463,426      $432,677      $424,022      $416,544      $296,764
Ratio of expenses to
 average net assets.....        0.70%         0.70%         0.71%         0.77%         0.87%
Ratio of net investment
 income to average net
 assets.................        4.66%         4.96%         4.66%         4.74%         4.86%
Ratio of expenses to
 average net assets*....        0.89%         0.89%         0.90%         0.90%         0.91%
Ratio of net investment
 income to average net
 assets*................        4.47%         4.77%         4.47%         4.61%         4.82%
Portfolio Turnover (a)..       19.05%        22.40%         9.91%        10.73%        11.07%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                       Tax-Free Short Intermediate Securities Fund
                          ---------------------------------------------------------------------
                                                         Class A
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $ 9.86        $ 9.95        $10.09        $10.17        $10.05
                             ------        ------        ------        ------        ------
Investment Activities
 Net investment income..       0.35          0.35          0.34          0.35          0.37
 Net realized and
  unrealized gain (loss)
  on investments........       0.32         (0.04)        (0.09)        (0.02)         0.13
                             ------        ------        ------        ------        ------
 Total from Investment
  Activities............       0.67          0.31          0.25          0.33          0.50
                             ------        ------        ------        ------        ------
Distributions
 Net investment income..      (0.35)        (0.35)        (0.34)        (0.35)        (0.37)
 Net realized gains.....         --         (0.05)        (0.05)        (0.06)        (0.01)
                             ------        ------        ------        ------        ------
 Total Distributions....      (0.35)        (0.40)        (0.39)        (0.41)        (0.38)
                             ------        ------        ------        ------        ------
Net Asset Value, End of
 Year...................     $10.18        $ 9.86        $ 9.95        $10.09        $10.17
                             ======        ======        ======        ======        ======
Total Return (excludes
 sales charge)..........       6.89%         3.19%         2.44%         3.36%         5.06%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $1,732        $1,458        $  878        $  478        $  724
Ratio of expenses to
 average net assets.....       0.98%         0.98%         0.98%         1.01%         1.09%
Ratio of net investment
 income to average net
 assets.................       3.48%         3.57%         3.35%         3.50%         3.57%
Ratio of expenses to
 average net assets*....       1.63%         1.63%         1.63%         1.62%         1.64%
Ratio of net investment
 income to average net
 assets*................       2.83%         2.92%         2.70%         2.89%         3.02%
Portfolio Turnover (a)..      73.06%        42.57%        18.40%        47.55%        29.46%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                       Tax-Free Short Intermediate Securities Fund
                          ---------------------------------------------------------------------
                                                         Class Y
                          For the Year  For the Year  For the Year  For the Year  For the Year
                              Ended         Ended         Ended         Ended         Ended
                          July 31, 2001 July 31, 2000 July 31, 1999 July 31, 1998 July 31, 1997
                          ------------- ------------- ------------- ------------- -------------
Net Asset Value,
 Beginning of Year......     $  9.91       $ 10.00       $ 10.15       $ 10.21       $ 10.08
                             -------       -------       -------       -------       -------
Investment Activities
 Net investment income..        0.38          0.37          0.37          0.38          0.39
 Net realized and
  unrealized gain (loss)
  on investments........        0.32         (0.04)        (0.10)           --          0.14
                             -------       -------       -------       -------       -------
 Total from Investment
  Activities............        0.70          0.33          0.27          0.38          0.53
                             -------       -------       -------       -------       -------
Distributions
 Net investment income..       (0.38)        (0.37)        (0.37)        (0.38)        (0.39)
 Net realized gains.....          --         (0.05)        (0.05)        (0.06)        (0.01)
                             -------       -------       -------       -------       -------
 Total Distributions....       (0.38)        (0.42)        (0.42)        (0.44)        (0.40)
                             -------       -------       -------       -------       -------
Net Asset Value, End of
 Year...................     $ 10.23       $  9.91       $ 10.00       $ 10.15       $ 10.21
                             =======       =======       =======       =======       =======
Total Return............        7.15%         3.44%         2.60%         3.83%         5.36%
Annualized
 Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........     $39,857       $41,371       $47,668       $52,185       $37,410
Ratio of expenses to
 average net assets.....        0.73%         0.73%         0.73%         0.76%         0.84%
Ratio of net investment
 income to average net
 assets.................        3.73%         3.80%         3.61%         3.75%         3.82%
Ratio of expenses to
 average net assets*....        0.88%         0.88%         0.88%         0.87%         0.89%
Ratio of net investment
 income to average net
 assets*................        3.58%         3.65%         3.46%         3.64%         3.77%
Portfolio Turnover (a)..       73.06%        42.57%        18.40%        47.55%        29.46%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                             International Stock Fund
                                   --------------------------------------------
                                                    Class A
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................     $ 14.55       $ 11.96        $ 10.09
                                      -------       -------        -------
Investment Activities
 Net investment income (loss)....       (0.05)         0.05             --
 Net realized and unrealized gain
  (loss) on investments..........       (3.77)         3.03           1.87
                                      -------       -------        -------
 Total from Investment
  Activities.....................       (3.82)         3.08           1.87
                                      -------       -------        -------
Distributions
 Net realized gains..............       (2.58)        (0.49)            --
                                      -------       -------        -------
 Total Distributions.............       (2.58)        (0.49)            --
                                      -------       -------        -------
Net Asset Value, End of Period...     $  8.15       $ 14.55        $ 11.96
                                      =======       =======        =======
Total Return (excludes sales
 charge).........................      (29.92%)       25.62%         18.53%(d)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................     $ 2,210       $ 4,362        $   265
Ratio of expenses to average net
 assets..........................        1.75%         1.66%          1.94%(c)
Ratio of net investment loss to
 average net assets..............       (0.41%)       (0.58%)        (0.19%)(c)
Ratio of expenses to average net
 assets*.........................        2.39%         2.30%          2.61%(c)
Ratio of net investment loss to
 average net assets*.............       (1.05%)       (1.22%)        (0.86%)(c)
Portfolio Turnover (a)...........      213.53%       214.18%        156.46%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 8, 1998 (commencement of operations) to July 31,
    1999.
(c) Annualized.
(d) Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                             International Stock Fund
                                   --------------------------------------------
                                                    Class B
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................     $ 14.35       $ 11.90        $ 10.20
                                      -------       -------        -------
Investment Activities
 Net investment income (loss)....       (0.11)         0.04          (0.02)
 Net realized and unrealized gain
  (loss) on investments..........       (3.72)         2.90           1.72
                                      -------       -------        -------
 Total from Investment
  Activities.....................       (3.83)         2.94           1.70
                                      -------       -------        -------
Distributions
 Net realized gains..............       (2.58)        (0.49)            --
                                      -------       -------        -------
 Total Distributions.............       (2.58)        (0.49)            --
                                      -------       -------        -------
Net Asset Value, End of Period...     $  7.94       $ 14.35        $ 11.90
                                      =======       =======        =======
Total Return (excludes sales
 charge).........................      (30.48%)       24.56%         16.67%(d)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................     $   860       $ 1,202        $   102
Ratio of expenses to average net
 assets..........................        2.50%         2.43%          2.76%(c)
Ratio of net investment loss to
 average net assets..............       (1.15%)       (1.10%)        (1.08%)(c)
Ratio of expenses to average net
 assets*.........................        2.64%         2.57%          2.91%(c)
Ratio of net investment loss to
 average net assets*.............       (1.29%)       (1.24%)        (1.24%)(c)
Portfolio Turnover (a)...........      213.53%       214.18%        156.46%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from December 20, 1998 (commencement of operations) to July 31,
     1999.
(c)  Annualized.
(d)  Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                             International Stock Fund
                                   --------------------------------------------
                                                     Class Y
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................    $  14.59      $   11.98       $ 10.00
                                     --------      ---------       -------
Investment Activities
 Net investment loss.............       (0.02)         (0.06)           --
 Net realized and unrealized gain
  (loss) on investments..........       (3.80)          3.16          1.98
                                     --------      ---------       -------
 Total from Investment
  Activities.....................       (3.82)          3.10          1.98
                                     --------      ---------       -------
Distributions
 Net realized gains..............       (2.58)         (0.49)           --
                                     --------      ---------       -------
 Total Distributions.............       (2.58)         (0.49)           --
                                     --------      ---------       -------
Net Asset Value, End of Period...    $   8.19      $   14.59       $ 11.98
                                     ========      =========       =======
Total Return.....................      (29.82%)        25.65%        19.90%(d)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................    $ 79,177      $ 109,962       $81,253
Ratio of expenses to average net
 assets..........................        1.50%          1.45%         1.65%(c)
Ratio of net investment income
 (loss) to average net assets....       (0.14%)        (0.49%)        0.03%(c)
Ratio of expenses to average net
 assets*.........................        1.64%          1.59%         1.79%(c)
Ratio of net investment loss to
 average net assets*.............       (0.28%)        (0.63%)       (0.10%)(c)
Portfolio Turnover (a)...........      213.53%        214.18%       156.46%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from December 2, 1998 (commencement of operations) to July 31,
     1999.
(c)  Annualized.
(d)  Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                    Value Fund
                                   --------------------------------------------
                                                     Class A
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................     $10.73        $ 10.37        $ 10.05
                                      ------        -------        -------
Investment Activities
 Net investment income...........       0.04           0.03           0.01
 Net realized and unrealized gain
  (loss) on investments..........      (0.22)          0.50           0.78
                                      ------        -------        -------
 Total from Investment
  Activities.....................      (0.18)          0.53           0.79
                                      ------        -------        -------
Distributions
 Net investment income...........      (0.05)         (0.04)            --
 In excess of net investment
  income.........................         --             --(c)       (0.02)
 Net realized gains..............      (1.37)         (0.13)         (0.45)
                                      ------        -------        -------
 Total Distributions.............      (1.42)         (0.17)         (0.47)
                                      ------        -------        -------
Net Asset Value, End of Period...     $ 9.13        $ 10.73        $ 10.37
                                      ======        =======        =======
Total Return (excludes sales
 charge).........................      (1.66%)         5.21%          7.81%(e)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................     $2,504        $ 1,355        $   178
Ratio of expenses to average net
 assets..........................       1.31%          1.30%          1.60%(d)
Ratio of net investment income
 (loss) to average net assets....       0.49%          0.30%         (0.01%)(d)
Ratio of expenses to average net
 assets*.........................       1.85%          1.85%          2.15%(d)
Ratio of net investment loss to
 average net assets*.............      (0.05%)        (0.25%)        (0.56%)(d)
Portfolio Turnover (a)...........      79.05%        120.42%        113.72%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from December 8, 1998 (commencement of operations) to July 31,
     1999.
(c)  Less than $0.01 per share.
(d)  Annualized.
(e)  Not Annualized
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                    Value Fund
                                   --------------------------------------------
                                                    Class B
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................     $ 10.65       $ 10.34        $  9.90
                                      -------       -------        -------
Investment Activities
 Net investment loss.............       (0.02)        (0.03)         (0.01)
 Net realized and unrealized gain
  (loss) on investments..........       (0.22)         0.47           0.91
                                      -------       -------        -------
 Total from Investment
  Activities.....................       (0.24)         0.44           0.90
                                      -------       -------        -------
Distributions
 Net investment income...........          --(c)         --(c)          --
 In excess of net investment
  income.........................          --            --(c)       (0.01)
 Net realized gains..............       (1.37)        (0.13)         (0.38)
 In excess of net realized gains.          --            --          (0.07)
                                      -------       -------        -------
 Total Distributions.............       (1.37)        (0.13)         (0.46)
                                      -------       -------        -------
Net Asset Value, End of Period...     $  9.04       $ 10.65        $ 10.34
                                      =======       =======        =======
Total Return (excludes sales
 charge).........................       (2.25%)        4.30%          8.94%(e)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................     $ 1,544       $ 1,018        $   472
Ratio of expenses to average net
 assets..........................        2.06%         2.06%          2.44%(d)
Ratio of net investment loss to
 average net assets..............       (0.26%)       (0.37%)        (0.71%)(d)
Ratio of expenses to average net
 assets*.........................        2.10%         2.10%          2.48%(d)
Ratio of net investment loss to
 average net assets*.............       (0.30%)       (0.41%)        (0.75%)(d)
Portfolio Turnover (a)...........       79.05%       120.42%        113.72%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from December 13, 1998 (commencement of operations) to July 31,
     1999.
(c)  Less than $0.01 per share.
(d)  Annualized.
(e)  Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                   Value Fund
                                  ---------------------------------------------
                                                   Class Y
                                  For the Year  For the Year    For the Period
                                      Ended         Ended           Ended
                                  July 31, 2001 July 31, 2000  July 31, 1999(b)
                                  ------------- -------------  ----------------
Net Asset Value, Beginning of
 Period.........................    $  10.74      $  10.38         $ 10.00
                                    --------      --------         -------
Investment Activities
 Net investment income..........        0.07          0.07            0.04
 Net realized and unrealized
  gain (loss) on investments....       (0.22)         0.49            0.83
                                    --------      --------         -------
 Total from Investment
  Activities....................       (0.15)         0.56            0.87
                                    --------      --------         -------
Distributions
 Net investment income..........       (0.07)        (0.07)          (0.03)
 In excess of net investment
  income........................          --            --(c)        (0.01)
 Net realized gains.............       (1.37)        (0.13)          (0.45)
                                    --------      --------         -------
 Total Distributions............       (1.44)        (0.20)          (0.49)
                                    --------      --------         -------
Net Asset Value, End of Period..    $   9.15      $  10.74         $ 10.38
                                    ========      ========         =======
Total Return....................       (1.34%)        5.44%           8.56%(e)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)..........................    $231,106      $203,366         $75,464
Ratio of expenses to average net
 assets.........................        1.06%         1.05%           1.28%(d)
Ratio of net investment income
 to average net assets..........        0.76%         0.66%           0.40%(d)
Ratio of expenses to average net
 assets*........................        1.10%         1.09%           1.32%(d)
Ratio of net investment income
 (loss) to average net assets*..        0.72%         0.62%          (0.36%)(d)
Portfolio Turnover (a)..........       79.05%       120.42%         113.72%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from December 3, 1998 (commencement of operations) to July 31,
     1999.
(c)  Less than $0.01 per share.
(d)  Annualized.
(e)  Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  Small Cap Fund
                                   --------------------------------------------
                                                    Class A
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................     $10.40        $10.66          $10.07
                                      ------        ------          ------
Investment Activities
 Net investment income (loss)....       0.05          0.02           (0.01)
 Net realized and unrealized gain
  on investments.................       3.90          0.10            0.60
                                      ------        ------          ------
 Total from Investment
  Activities.....................       3.95          0.12            0.59
                                      ------        ------          ------
Distributions
 Net investment income...........      (0.08)        (0.03)             --
 In excess of net investment
  income.........................         --            --(c)           --
 Net realized gains..............      (0.80)        (0.35)             --
                                      ------        ------          ------
 Total Distributions.............      (0.88)        (0.38)             --
                                      ------        ------          ------
Net Asset Value, End of Period...     $13.47        $10.40          $10.66
                                      ======        ======          ======
Total Return (excludes sales
 charge).........................      40.28%         1.51%           5.91%(e)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................     $1,245        $  330          $   93
Ratio of expenses to average net
 assets..........................       1.65%         1.66%           1.84%(d)
Ratio of net investment income
 (loss) to average net assets....       0.31%         0.30%          (0.26%)(d)
Ratio of expenses to average net
 assets*.........................       2.29%         2.31%           2.50%(d)
Ratio of net investment loss to
 average net assets*.............      (0.33%)       (0.35%)         (0.91%)(d)
Portfolio Turnover (a)...........      90.31%        98.73%          60.08%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 8, 1998 (commencement of operations) to July 31,
    1999.
(c) Less than $0.01 per share.
(d) Annualized.
(e) Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  Small Cap Fund
                                   --------------------------------------------
                                                    Class B
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................     $10.31        $10.61          $ 9.78
                                      ------        ------          ------
Investment Activities
 Net investment loss.............      (0.03)        (0.03)          (0.03)
 Net realized and unrealized gain
  on investments.................       3.82          0.08            0.86
                                      ------        ------          ------
 Total from Investment
  Activities.....................       3.79          0.05            0.83
                                      ------        ------          ------
Distributions
 Net investment income...........      (0.01)           --(c)           --
 In excess of net investment
  income.........................         --            --(c)           --
 Net realized gains..............      (0.80)        (0.35)             --
                                      ------        ------          ------
 Total Distributions.............      (0.81)        (0.35)             --
                                      ------        ------          ------
Net Asset Value, End of Period...     $13.29        $10.31          $10.61
                                      ======        ======          ======
Total Return (excludes sales
 charge).........................      38.92%         0.85%           8.56%(e)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................     $  890        $  214          $   82
Ratio of expenses to average net
 assets..........................       2.40%         2.41%           2.59%(d)
Ratio of net investment loss to
 average net assets..............      (0.46%)       (0.45%)         (1.00%)(d)
Ratio of expenses to average net
 assets*.........................       2.54%         2.55%           2.73%(d)
Ratio of net investment loss to
 average net assets*.............      (0.60%)       (0.59%)         (1.15%)(d)
Portfolio Turnover (a)...........      90.31%        98.73%          60.08%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 20, 1998 (commencement of operations) to July 31,
    1999.
(c) Less than $0.01 per share.
(d) Annualized.
(e) Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  Small Cap Fund
                                   --------------------------------------------
                                                    Class Y
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................     $ 10.42       $ 10.67        $ 10.00
                                      -------       -------        -------
Investment Activities
 Net investment income...........        0.08          0.05             --
 Net realized and unrealized gain
  on investments.................        3.88          0.10           0.67
                                      -------       -------        -------
 Total from Investment
  Activities.....................        3.96          0.15           0.67
                                      -------       -------        -------
Distributions
 Net investment income...........       (0.09)        (0.05)            --
 In excess of net investment
  income.........................          --            --(c)          --
 Net realized gains..............       (0.80)        (0.35)            --
                                      -------       -------        -------
 Total Distributions.............       (0.89)        (0.40)            --
                                      -------       -------        -------
Net Asset Value, End of Period...     $ 13.49       $ 10.42        $ 10.67
                                      =======       =======        =======
Total Return.....................       40.34%         1.82%          6.75%(e)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................     $53,558       $36,962        $31,812
Ratio of expenses to average net
 assets..........................        1.40%         1.41%          1.52%(d)
Ratio of net investment income to
 average net assets..............        0.67%         0.52%          0.08%(d)
Ratio of expenses to average net
 assets*.........................        1.54%         1.55%          1.66%(d)
Ratio of net investment income
 (loss) to average net assets*...        0.53%         0.38%         (0.06%)(d)
Portfolio Turnover (a)...........       90.31%        98.73%         60.08%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 3, 1998 (commencement of operations) to July 31,
    1999.
(c) Less than $0.01 per share.
(d) Annualized.
(e) Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                   Balanced Fund
                                    --------------------------------------------
                                                      Class A
                                    For the Year  For the Year   For the Period
                                        Ended         Ended          Ended
                                    July 31, 2001 July 31, 2000 July 31, 1999(b)
                                    ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period...........................     $ 11.45       $ 9.79          $10.00
                                       -------       ------          ------
Investment Activities
 Net investment income............        0.18         0.16            0.01
 Net realized and unrealized gain
  (loss) on investments...........       (1.42)        1.70           (0.21)
                                       -------       ------          ------
 Total from Investment Activities.       (1.24)        1.86           (0.20)
                                       -------       ------          ------
Distributions
 Net investment income............       (0.18)       (0.17)          (0.01)
 Net realized gains...............       (1.28)       (0.03)             --
                                       -------       ------          ------
 Total Distributions..............       (1.46)       (0.20)          (0.01)
                                       -------       ------          ------
Net Asset Value, End of Period....     $  8.75       $11.45          $ 9.79
                                       =======       ======          ======
Total Return (excludes sales
 charge)..........................      (11.84%)      19.19%          (1.95%)(d)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period (000).     $   288       $  259          $   62
Ratio of expenses to average net
 assets...........................        1.22%        1.22%           1.38%(c)
Ratio of net investment income to
 average net assets...............        1.82%        1.58%           1.45%(c)
Ratio of expenses to average net
 assets*..........................        1.86%        1.86%           2.03%(c)
Ratio of net investment income to
 average net assets*..............        1.18%        0.94%           0.80%(c)
Portfolio Turnover (a)............       57.23%       54.33%           5.47%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from June 21, 1999 (commencement of operations) to July 31, 1999.
(c)  Annualized.
(d)  Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                   Balanced Fund
                                    --------------------------------------------
                                                      Class B
                                    For the Year  For the Year   For the Period
                                        Ended         Ended          Ended
                                    July 31, 2001 July 31, 2000 July 31, 1999(b)
                                    ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period...........................     $ 11.44       $ 9.78          $10.00
                                       -------       ------          ------
Investment Activities
 Net investment income............        0.10         0.09            0.01
 Net realized and unrealized gain
  (loss) on investments...........       (1.41)        1.70           (0.22)
                                       -------       ------          ------
 Total from Investment Activities.       (1.31)        1.79           (0.21)
                                       -------       ------          ------
Distributions
 Net investment income............       (0.11)       (0.10)             --
 In excess of net investment
  income..........................          --           --           (0.01)
 Net realized gains...............       (1.28)       (0.03)             --
                                       -------       ------          ------
 Total Distributions..............       (1.39)       (0.13)          (0.01)
                                       -------       ------          ------
Net Asset Value, End of Period....     $  8.74       $11.44          $ 9.78
                                       =======       ======          ======
Total Return (excludes sales
 charge)..........................      (12.48%)      18.37%          (2.09%)(d)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period (000).     $ 1,796       $1,192          $  307
Ratio of expenses to average net
 assets...........................        1.97%        1.97%           2.16%(c)
Ratio of net investment income to
 average net assets...............        1.07%        0.83%           0.81%(c)
Ratio of expenses to average net
 assets*..........................        2.11%        2.12%           2.31%(c)
Ratio of net investment income to
 average net assets*..............        0.93%        0.68%           0.66%(c)
Portfolio Turnover (a)............       57.23%       54.33%           5.47%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from June 21, 1999 (commencement of operations) to July 31, 1999.
(c)  Annualized.
(d)  Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)

                                                  Balanced Fund
                                   --------------------------------------------
                                                     Class Y
                                   For the Year  For the Year   For the Period
                                       Ended         Ended          Ended
                                   July 31, 2001 July 31, 2000 July 31, 1999(b)
                                   ------------- ------------- ----------------
Net Asset Value, Beginning of
 Period..........................    $  11.46      $   9.79        $  10.00
                                     --------      --------        --------
Investment Activities
 Net investment income (loss)....        0.20          0.20           (0.03)
 Net realized and unrealized gain
  (loss) on investments..........       (1.43)         1.70           (0.16)
                                     --------      --------        --------
 Total from Investment
  Activities.....................       (1.23)         1.90           (0.19)
                                     --------      --------        --------
Distributions
 Net investment income...........       (0.20)        (0.20)          (0.02)
 Net realized gains..............       (1.28)        (0.03)             --
                                     --------      --------        --------
 Total Distributions.............       (1.48)        (0.23)          (0.02)
                                     --------      --------        --------
Net Asset Value, End of Period...    $   8.75      $  11.46        $   9.79
                                     ========      ========        ========
Total Return.....................      (11.70%)       19.57%          (1.94%)(d)
Annualized Ratios/Supplementary
 Data:
Net Assets at end of period
 (000)...........................    $178,206      $215,436        $184,081
Ratio of expenses to Average net
 assets..........................        0.97%         0.98%           1.08%(c)
Ratio of net investment income to
 average net assets..............        2.07%         1.83%           1.69%(c)
Ratio of expenses to average net
 assets*.........................        1.11%         1.12%           1.22%(c)
Ratio of net investment income to
 average net assets*.............        1.93%         1.69%           1.55%(c)
Portfolio Turnover (a)...........       57.23%        54.33%           5.47%

--------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b)  Period from June 21, 1999 (commencement of operations) to July 31, 1999.
(c)  Annualized.
(d)  Not Annualized.
                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         Report of Independent Auditors

The Board of Trustees and Shareholders
Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Pacific Capital Funds (comprised of Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund, Small Cap Fund, and Balanced Fund) (the Funds) as of July 31, 2001, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Pacific Capital Funds as ofJuly 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Columbus, Ohio
September 17, 2001

INVESTMENT ADVISER
The Asset Management Group of Bank of Hawaii
111 South King
Street Honolulu, HI 96813

SUB-ADVISERS
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92102

CMG First State (Hong Kong) LLC
3 Exchange Square
8 Connaught Place Central
Hong Kong

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071

INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus, Suite 2300
10 West Broad
Street Columbus, OH 43215

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219


                         [LOGO] Pacific Capital Funds



The Pacific Capital Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the Pacific Capital Funds, which you should read carefully before you invest or send money.